UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-10321
                                   ------------


                            AXP PARTNERS SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


  50606 AXP Financial Center, Minneapolis, Minnesota                55474
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         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
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                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     5/31
                         --------------
Date of reporting period:   11/30
                         --------------

AXP(R) Partners
    Aggressive
          Growth
             Fund

Semiannual Report
for the Period Ended
Nov. 30, 2004

AXP Partners Aggressive Growth Fund seeks to provide shareholders with long-term capital growth.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
Partners Funds                                                        (R)

Table of Contents

Fund Snapshot                              3

Performance Summary                        4

Questions & Answers
   with Portfolio Management               5

Investments in Securities                  8

Financial Statements                      12

Notes to Financial Statements             15

Fund Expenses Example                     26

Proxy Voting                              28

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2004 SEMIANNUAL REPORT

Fund Snapshot
        AT NOV. 30, 2004

PORTFOLIO MANAGERS

Turner Investment Partners, Inc.

Portfolio managers                Since               Years in industry
Christopher K. McHugh             4/03                       18
Robert E. Turner, CFA             4/03                       23
William C. McVail, CFA            4/03                       17

American Century Investment  Management, Inc.

Portfolio managers                Since               Years in industry
Glenn A. Fogle, CFA               4/03                       17
David M. Holland                  3/04                        6

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth.

Inception dates by class
A: 4/24/03      B: 4/24/03      C: 4/24/03      Y: 4/24/03

Ticker symbols by class
A: ASGFX        B: --           C: --           Y: --

Total net assets                                          $41.1 million

Number of holdings                                                  189

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND    GROWTH
                          LARGE
                    X     MEDIUM  SIZE
                          SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Information technology 29.0%
Consumer discretionary 21.1%
Industrials 12.6%
Health care 12.4%
Financials 8.0%
Energy 6.4%
Telecommunications 3.8%
Materials 3.6%
Utilities 1.6%
Consumer staples 1.2%
Telecommunication services 0.3%

TOP TEN HOLDINGS

Percentage of portfolio assets

Apple Computer (Computer hardware)                                 2.4%
NII Holdings (Cellular telecommunications)                         2.2
Juniper Networks (Computer software & services)                    1.8
TIBCO Software (Computer software & services)                      1.8
Station Casinos (Lodging & gaming)                                 1.8
Rockwell Automation (Aerospace & defense)                          1.7
TXU (Utilities -- electric)                                        1.6
Pentair (Multi-industry)                                           1.6
Cooper Companies (Health care products)                            1.5
Yellow Roadway (Industrial transportation)                         1.4

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of medium-sized companies may be subject to more erratic or abrupt price movements than stocks of larger companies. Furthermore, some of these companies may have fewer financial resources.

Fund holdings are subject to change.

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3   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2004 SEMIANNUAL REPORT

Performance Summary

(bar chart)

                             PERFORMANCE COMPARISON
                  For the six-month period ended Nov. 30, 2004

               (bar 1)              (bar 2)              (bar 3)
               +3.88%                +5.68%               +5.94%

(bar 1) AXP Partners Aggressive Growth Fund Class A (excluding sales charge) (bar 2) Russell Midcap(R) Growth Index(1) (unmanaged)
(bar 3)  Lipper Mid-Cap Growth Funds Index(2)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

(1) The Russell Midcap(R) Growth Index, an unmanaged index, measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

(2) The Lipper Mid-Cap Growth Funds Index includes the 30 largest mid-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS
                               Class A                   Class B                    Class C                  Class Y
(Inception dates)             (4/24/03)                 (4/24/03)                  (4/24/03)                 (4/24/03)
                         NAV(1)      POP(2)       NAV(1)    After CDSC(3)     NAV(1)    After CDSC(4)   NAV(5)      POP(5)
at Nov. 30, 2004
6 months*                +3.88%      -2.09%       +3.48%       -1.52%         +3.48%       +2.48%       +4.02%      +4.02%
1 year                   +8.21%      +1.99%       +7.34%       +3.34%         +7.34%       +7.34%       +8.35%      +8.35%
Since inception         +27.62%     +22.99%      +26.64%      +24.46%        +26.64%      +26.64%      +27.83%     +27.83%

at Dec. 31, 2004
6 months*                +6.36%      +0.25%       +5.93%       +0.93%         +6.08%       +5.08%       +6.44%      +6.44%
1 year                  +12.56%      +6.09%      +11.83%       +7.83%        +11.83%      +11.83%      +12.96%     +12.96%
Since inception         +29.25%     +24.79%      +28.30%      +26.29%        +28.30%      +28.30%      +29.51%     +29.51%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

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4   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Performance Summary

For the six months ended Nov. 30, 2004, the Fund's Class A shares rose 3.88%, excluding sales charge, underperforming its benchmark, the Russell Midcap(R) Growth Index (Russell Index), which gained 5.68%. The Fund also lagged its peer group, as represented by the Lipper Mid-Cap Growth Funds Index, which advanced 5.94% for the period. As of Nov. 30, 2004, American Century Investment Management, Inc. (American Century) and Turner Investment Partners, Inc. (Turner) each respectively managed 51.6% and 48.4% of the Fund's portfolio.

At Nov. 30, 2004, approximately 31% of the Fund's shares were owned in aggregate by AXP Portfolio Builder Series funds, a group of six asset allocation funds managed by American Express Financial Corporation (AEFC). As a result, it is possible AXP Partners Aggressive Growth Fund may experience relatively large purchases or redemptions from AXP Portfolio Builder Funds (see page 14, Class I capital share transactions for related activity during the most recent fiscal period). AEFC seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. AXP Partners Aggressive Growth Fund may experience increased expenses as it buys and sells securities to manage transactions for AXP Portfolio Builder Series funds. For more information on the Fund's expenses, see the discussions beginning on pages 18 and 26.

Q: What factors affected performance the most for your portion of AXP Partners Aggressive Growth Fund for the semiannual period ended Nov. 30, 2004?

    American Century: Our portion of the Fund trailed the Russell Index for the six months ended Nov. 30, 2004 due primarily to stock selection in the health care and consumer staples sectors. In the health care sector, medical device company Boston Scientific came under pressure due to a number of product recalls and a Federal Drug Administration investigation into its drug-coated stents. Also several biotechnology holdings, including QLT Inc. and ImClone Systems, saw their share prices suffer from disappointing sales results. In the consumer staples sector, Career Education and Corinthian Colleges detracted from our portion of the Fund's performance. These companies lowered earnings and revenue forecasts.

    Our portion of the Fund generated its best performance from stock selection in the telecommunications and financial sectors. NII Holdings was a top contributor for the period. The Virginia-based telecommunications company rang in a healthy second calendar quarter and raised its growth forecast for wireless subscribers in Latin America. In the financial sector, Chicago Mercantile Exchange Holdings was among the

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5   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> Our portion of the Fund generated its best performance from stock selection in the telecommunications and financial sectors.(end callout quote)

     -- American Century

     standouts  in  our  portion  of  the  portfolio,   as  volume  and  profits
     accelerated at the nation's largest futures exchange.

     Turner: Our portion of the Fund outperformed the Russell Index for the semiannual period. These positive results were in spite of overall market trends that worked against our investment approach. For example, the broad equity market was hurt by a negative investor psychology during the period, but our portion of the portfolio was able to more than weather the market volatility. Also, our portion of the Fund emphasizes stocks of companies with above-average earnings prospects, and these types of stocks were largely out of favor during the period. With valuations rather than fundamentals dominating, value stocks markedly outperformed growth stocks for the six months.

     Benefiting our portion of the Fund's relative performance most was effective stock selection in the technology sector, including VeriSign, Apple Computer, F5 Networks and Research In Motion. In absolute terms, the portfolio's holdings in the energy sector produced the highest total returns.

     On the other hand, select holdings in the health care sector detracted most from our portion of the Fund's performance for the six-month period. Specifically, Varian Medical Systems and INAMED had a negative effect on performance. Poor stock selection in the financial services and producer durables sectors also hurt.

Q: What changes did you make to your portion of the Fund and how is it currently positioned?

     American Century: We focus our investment process on stock selection. This process, which seeks to identify companies demonstrating fundamental strength and sustainable improvement in their businesses, led us to build significant positions in Apple Computer, which has benefited from strong sales of the iPod digital music player, and TXU Corporation, an energy holding company. Over the course of the semiannual period, we increased our portion of the Fund's exposure to technology stocks and reduced its holdings in health care, financials and consumer staples.

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6   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> Our portion of the Fund emphasizes stocks of companies with above-average earnings prospects, and these types of stocks were largely out of favor during the period. (end callout quote)

     -- Turner

    Turner: We continued to focus on investing in companies in industries that we believe have strong earnings growth prospects in an improving U.S. economy. Thus, during the period, we added to our holdings of specialty retailers and luxury goods holdings. Specifically, we significantly increased our positions in Coach and Chico's FAS and initiated positions in Bed Bath & Beyond and Urban Outfitters. We feel these companies' loyal customer bases and strong brand awareness coupled with a pullback in the market on valuations provided us with an attractive opportunity to make these purchases. We also increased our exposure to the hotel/gaming/lodging area through holdings such as Wynn Resorts, MGM Mirage and Station Casinos, seeking to benefit from a pickup in occupancy rates, increased travel and better consumer confidence. In technology, we continued to like the data networking industry. Shares of F5 Networks and Juniper Networks each rose based on solid market share gains and new product initiatives.

Q:  How do you intend to manage the Fund in the coming months?

    American Century: We adhere to our disciplined investment approach of building a portfolio of mid-sized and smaller companies with demonstrated accelerating growth in earnings, revenues and other key business fundamentals. We do not make changes to our investment process based on current macroeconomic or market conditions.

    Turner: We intend to continue to seek stocks of those companies with excellent fundamentals that are most likely to report the strongest earnings per share going forward. We believe these stocks should do best when the equity market returns its focus in earnest to earnings and earnings prospects. In our view, companies that offer especially solid earnings potential in the months ahead include staffing services firms, security software providers, semiconductor manufacturers, makers of biotechnology products and broadband communications systems and health maintenance organizations. Firms in cyclical industries, such as metals and industrial products, should also perform well as the economic cycle matures.

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7   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2004 SEMIANNUAL REPORT

Investments in Securities

AXP Partners Aggressive Growth Fund

Nov. 30, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (97.0%)
Issuer                                         Shares                 Value(a)

Aerospace & defense (1.9%)
Precision Castparts                             1,605                 $104,068
Rockwell Automation                            14,537                  687,600
Total                                                                  791,668

Airlines (0.5%)
Southwest Airlines                             13,320                  209,524

Automotive & related (2.7%)
CarMax                                          3,865(b)               107,640
Cummins                                         6,047                  481,462
Eaton                                           1,430                   96,382
PACCAR                                          5,359                  418,538
Total                                                                1,104,022

Banks and savings & loans (2.2%)
City Natl                                       1,550                  106,020
East-West Bancorp                               5,021                  208,220
Northern Trust                                  2,040                   95,962
Silicon Valley Bancshares                       2,210(b)                92,776
Sovereign Bancorp                               5,920                  129,352
UCBH Holdings                                   3,290                  149,169
W Holding                                       6,403(c)               140,994
Total                                                                  922,493

Beverages & tobacco (0.4%)
Constellation Brands                            3,520(b)               157,344

Broker dealers (1.6%)
Affiliated Managers Group                       3,996(b)               253,267
AG Edwards                                      2,821                  110,301
Bear Stearns Companies                            880                   85,870
E*TRADE Financial                              16,040(b)               222,314
Total                                                                  671,752

Building materials & construction (0.3%)
American Standard Companies                     3,280(b)               127,723

Cellular telecommunications (3.7%)
Alamosa Holdings                               38,062(b)               414,876
American Tower Cl A                             5,870(b)               106,423
NII Holdings                                   20,121(b)               870,434
Western Wireless Cl A                           4,910(b)               132,570
Total                                                                1,524,303

Chemicals (1.1%)
Eastman Chemical                                1,550                   84,289
Georgia Gulf                                    1,888                  108,711
Lyondell Chemical                               8,692                  243,898
Total                                                                  436,898

Computer hardware (3.0%)
Apple Computer                                 14,242(b)               954,926
Network Appliance                               6,000(b)               180,960
NVIDIA                                          5,450(b)               104,259
Total                                                                1,240,145

Computer software & services (18.0%)
Adobe Systems                                   5,381                  325,873
Akamai Technologies                             8,440(b)               109,298
Ariba                                           6,150(b)               101,475
Ask Jeeves                                      5,580(b)               144,187
Avid Technology                                 3,020(b)               172,351
Borland Software                                8,800(b)               102,872
Brocade Communications Systems                 14,536(b)               100,734
CACI Intl Cl A                                  1,785(b)               110,902
CheckFree                                       4,950(b)               183,398
Citrix Systems                                 19,834(b)               468,281
CNET Networks                                  14,100(b)               131,412
Cognizant Technology
  Solutions Cl A                               10,217(b)               389,574
Cognos                                          5,188                  204,355
Comverse Technology                            12,836(b)               273,022
F5 Networks                                     7,529(b)               324,123
Fiserv                                          1,990(b)                76,635

See accompanying notes to investments in securities.

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8   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2004 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Computer software & services (cont.)
Global Payments                                 2,400                 $132,384
Infosys Technologies ADR                        3,133(c)               225,325
Internet Security Systems                       9,259(b)               224,160
Juniper Networks                               26,559(b)               731,170
Macromedia                                      4,030(b)               114,976
McAfee                                         11,209(b)               323,940
NCR                                             1,863(b)               111,277
Openwave Systems                               10,864(b)               143,188
SafeNet                                         2,120(b)                75,599
SEI Investments                                 2,520                   98,557
Shanda Interactive Entertainment                2,748(b,c)             110,332
Symantec                                        8,325(b)               531,219
Take-Two Interactive Software                   1,760(b)                61,512
TIBCO Software                                 62,018(b)               713,208
VeriSign                                       13,289(b)               437,208
Websense                                        2,530 (b)              121,592
Total                                                                7,374,139

Electronics (5.8%)
Advanced Micro Devices                         10,820(b)               230,250
Amphenol Cl A                                     239(b)                 8,391
Benchmark Electronics                           2,020(b)                70,801
Cree                                            9,671(b)               346,027
Cymer                                           4,630(b)               140,845
Garmin                                          3,018(c)               175,708
KLA-Tencor                                      2,720(b)               122,563
Lam Research                                    9,490(b)               246,835
Marvell Technology Group                        7,360(b,c)             235,962
Microsemi                                       9,003(b)               160,253
Natl Semiconductor                              7,600(b)               117,496
PMC-Sierra                                     22,890(b)               252,706
Sanmina-SCI                                    25,820(b)               227,991
Total                                                                2,335,828

Energy (2.3%)
Ashland                                         2,330                  137,820
EOG Resources                                   2,851                  214,025
Valero Energy                                   5,047                  236,149
XTO Energy                                     10,358                  376,513
Total                                                                  964,507

Energy equipment & services (3.8%)
BJ Services                                     2,870                  145,423
Diamond Offshore Drilling                       5,613                  210,263
Grant Prideco                                   4,380(b)                94,389
Natl-Oilwell                                    7,321(b)               265,020
Noble                                           2,059(b)                99,759
Range Resources                                 5,550                  115,107
Smith Intl                                      2,830(b)               171,413
Transocean                                      4,490(b)               180,812
Ultra Petroleum                                 1,880(b)                99,001
Weatherford Intl                                3,698(b)               197,399
Total                                                                1,578,586

Financial services (2.6%)
Alliance Data Systems                           3,940(b)               169,026
Chicago Mercantile
  Exchange Holdings                             2,790                  546,031
Doral Financial                                 3,010(c)               139,664
T Rowe Price Group                              3,850                  227,766
Total                                                                1,082,487

Food (0.3%)
McCormick & Co                                  3,620                  131,949

Health care products (9.0%)
Advanced Medical Optics                         5,252(b)               218,378
Bausch & Lomb                                   3,210                  189,005
Biomet                                          4,390                  210,149
Cooper Companies                                8,377                  582,452
CR Bard                                         4,600                  275,585
Cytyc                                           3,917(b)               105,132
Dade Behring Holdings                           1,790(b)                96,105
Elan ADR                                        3,440(b,c)              90,816
Eyetech Pharmaceuticals                         1,740(b)                70,157
First Horizon Pharmaceutical                    3,794(b)                74,211
Genzyme                                         4,070(b)               227,961
INAMED                                          4,070(b)               218,356
Intuitive Surgical                              2,848(b)               102,329
Laboratory Corp of America Holdings             3,110(b)               149,125
Medco Health Solutions                          2,880(b)               108,634
Medicines                                       3,920(b)                97,765
MedImmune                                       4,710(b)               125,286
MGI Pharma                                      4,890(b)               131,981
Mine Safety Appliances                          1,811                   85,841
Neurocrine Biosciences                          2,470(b)               113,620
Patterson Companies                             3,420(b)               139,741
Sepracor                                        1,980(b)                88,130
Waters                                          3,500(b)               163,310
Total                                                                3,664,069

See accompanying notes to investments in securities.

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9   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2004 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Health care services (3.1%)
Aetna                                           4,672                 $553,678
Charles River Laboratories Intl                 2,090(b)                97,708
Fisher Scientific Intl                          4,640(b)               262,345
Henry Schein                                    2,120(b)               138,182
Manor Care                                      2,790                   96,116
PacifiCare Health Systems                       2,750(b)               133,100
Total                                                                1,281,129

Household products (0.4%)
Clorox                                          3,090                  170,321

Industrial services (0.3%)
ChoicePoint                                     3,060(b)               134,181

Industrial transportation (4.8%)
Burlington Northern Santa Fe                    3,647                  164,261
Canadian Natl Railway                           2,735(c)               158,548
CNF                                             2,401                  112,247
Expeditors Intl of Washington                   2,510                  133,683
Frontline                                       1,798(c)               107,970
Norfolk Southern                                4,507                  154,725
Ryder System                                    4,023                  215,794
Teekay Shipping                                 5,589(c)               297,670
Yellow Roadway                                 10,819(b)               571,783
Total                                                                1,916,681

Insurance (0.5%)
AMERIGROUP                                      2,921(b)               201,549

Leisure time & entertainment (3.9%)
Boyd Gaming                                    12,198                  448,398
Brunswick                                       2,134                  104,182
DreamWorks Animation SKG Cl A                   3,300(b)               121,968
Harman Intl Inds                                1,010                  124,079
Royal Caribbean Cruises                         4,058                  201,683
WMS Inds                                       16,362(b)               486,606
Wynn Resorts                                    2,180(b)               126,636
Total                                                                1,613,552

Lodging & gaming (3.7%)
Harrah's Entertainment                          1,838                  112,853
Hilton Hotels                                   4,931                  101,874
Marriott Intl Cl A                              4,820                  274,017
MGM Mirage                                      3,430(b)               199,969
Scientific Games Cl A                           5,000(b)               119,500
Station Casinos                                12,479                  711,803
Total                                                                1,520,016

Machinery (1.3%)
Parker Hannifin                                 5,667                  423,892
Roper Inds                                      1,900                  116,945
Total                                                                  540,837

Media (2.2%)
Monster Worldwide                               8,920(b)               251,455
Pixar                                           1,220(b)               110,617
Sirius Satellite Radio                         16,660(b)               110,622
Yahoo!                                         11,056(b)               415,927
Total                                                                  888,621

Metals (1.8%)
Allegheny Technologies                          6,430                  141,460
Companhia Vale do Rio Doce ADR                  7,063(c)               175,304
Nucor                                           2,453                  129,764
Peabody Energy                                  1,380                  114,540
Phelps Dodge                                    2,014                  195,619
Total                                                                  756,687

Multi-industry (3.5%)
Corporate Executive Board                       1,560                  104,645
Pentair                                        15,747                  630,195
Robert Half Intl                                6,010                  162,450
Textron                                         7,449                  540,946
Total                                                                1,438,236

Paper & packaging (0.2%)
Ball                                            2,140                   95,722

Real estate investment trust (0.8%)
Host Marriott                                   6,050(b)                94,743
Starwood Hotels &
  Resorts Worldwide                             4,467                  233,579
Total                                                                  328,322

Restaurants (1.2%)
PF Chang's China Bistro                         1,900(b)               106,856
Red Robin Gourmet Burgers                       2,297(b)               117,951
Yum! Brands                                     5,910                  268,314
Total                                                                  493,121

See accompanying notes to investments in securities.

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10   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2004 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Retail -- general (4.4%)
American Eagle Outfitters                      10,642                 $444,517
Bed Bath & Beyond                               6,480(b)               258,733
CDW                                             2,660                  174,815
Copart                                          8,785(b)               189,756
Men's Wearhouse                                 2,279(b)                72,130
MSC Industrial Direct Cl A                      3,120                  111,134
Overstock.com                                   1,560(b)               111,166
RadioShack                                      4,440                  140,171
Whole Foods Market                              1,060                   96,216
Williams-Sonoma                                 5,560(b)               203,552
Total                                                                1,802,190

Telecom equipment & services (1.5%)
AudioCodes                                      6,974(b,c)             102,518
Polycom                                        11,670(b)               266,542
Research In Motion                              1,233(b,c)             109,700
Sonus Networks                                 18,050(b)               119,311
Total                                                                  598,071

Textiles & apparel (2.4%)
Chico's FAS                                     5,580(b)               215,388
Coach                                           6,750(b)               336,420
Deckers Outdoor                                 2,671(b)               116,242
Urban Outfitters                                7,746(b)               329,205
Total                                                                  997,255

Utilities -- electric (1.5%)
TXU                                            10,122                  635,864

Utilities -- telephone (0.3%)
Amdocs                                          4,640(b,c)             119,944

Total common stocks
(Cost: $34,489,968)                                                $39,849,736

Total investments in securities
(Cost: $34,489,968)(d)                                             $39,849,736

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Nov. 30, 2004, the value of foreign securities represented 5.3% of net assets.

(d) At Nov. 30, 2004, the cost of securities for federal income tax purposes was approximately $34,490,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                       $5,542,000
      Unrealized depreciation                                         (182,000)
                                                                      --------
      Net unrealized appreciation                                   $5,360,000
                                                                    ----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
11   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2004 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners Aggressive Growth Fund

Nov. 30, 2004 (Unaudited)

Assets
Investments in securities, at value (Note 1)
   (identified cost $34,489,968)                                                                                $39,849,736
Cash in bank on demand deposit                                                                                    1,403,613
Capital shares receivable                                                                                            55,792
Dividends and accrued interest receivable                                                                            25,014
Receivable for investment securities sold                                                                           622,361
                                                                                                                    -------
Total assets                                                                                                     41,956,516
                                                                                                                 ----------
Liabilities
Payable for investment securities purchased                                                                         774,768
Accrued investment management services fee                                                                            1,002
Accrued distribution fee                                                                                                301
Accrued transfer agency fee                                                                                             161
Accrued administrative services fee                                                                                      68
Other accrued expenses                                                                                               85,165
                                                                                                                     ------
Total liabilities                                                                                                   861,465
                                                                                                                    -------
Net assets applicable to outstanding capital stock                                                              $41,095,051
                                                                                                                ===========
Represented by
Capital stock -- $.01 par value (Note 1)                                                                        $    56,924
Additional paid-in capital                                                                                       36,970,438
Net operating loss                                                                                                 (244,600)
Accumulated net realized gain (loss)                                                                             (1,047,479)
Unrealized appreciation (depreciation) on investments                                                             5,359,768
                                                                                                                  ---------
Total -- representing net assets applicable to outstanding capital stock                                        $41,095,051
                                                                                                                ===========
Net assets applicable to outstanding shares:                Class A                                             $23,220,273
                                                            Class B                                             $ 4,821,867
                                                            Class C                                             $   341,020
                                                            Class I                                             $12,679,787
                                                            Class Y                                             $    32,104
Net asset value per share of outstanding capital stock:     Class A shares                3,216,462             $      7.22
                                                            Class B shares                  676,237             $      7.13
                                                            Class C shares                   47,848             $      7.13
                                                            Class I shares                1,747,431             $      7.26
                                                            Class Y shares                    4,434             $      7.24
                                                                                              -----             -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2004 SEMIANNUAL REPORT

Statement of operations
AXP Partners Aggressive Growth Fund

Six months ended Nov. 30, 2004 (Unaudited)
Investment income
Income:
Dividends                                                                                                       $    92,550
Interest                                                                                                              8,647
   Less foreign taxes withheld                                                                                         (513)
                                                                                                                       ----
Total income                                                                                                        100,684
                                                                                                                    -------
Expenses (Note 2):
Investment management services fee                                                                                  150,266
Distribution fee
   Class A                                                                                                           24,162
   Class B                                                                                                           19,652
   Class C                                                                                                            1,483
Transfer agency fee                                                                                                  23,851
Incremental transfer agency fee
   Class A                                                                                                            1,992
   Class B                                                                                                            1,008
   Class C                                                                                                               72
Service fee -- Class Y                                                                                                   15
Administrative services fees and expenses                                                                             9,500
Compensation of board members                                                                                         3,890
Custodian fees                                                                                                       58,920
Printing and postage                                                                                                 11,480
Registration fees                                                                                                     9,094
Audit fees                                                                                                            9,000
Other                                                                                                                 2,618
                                                                                                                      -----
Total expenses                                                                                                      327,003
   Expenses waived/reimbursed by AEFC (Note 2)                                                                      (67,896)
                                                                                                                    -------
                                                                                                                    259,107
   Earnings credits on cash balances (Note 2)                                                                           (34)
                                                                                                                    -------
Total net expenses                                                                                                  259,073
                                                                                                                    -------
Investment income (loss) -- net                                                                                    (158,389)
                                                                                                                   --------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                                (1,405,434)
   Foreign currency transactions                                                                                     (4,299)
                                                                                                                    -------
Net realized gain (loss) on investments                                                                          (1,409,733)
Net change in unrealized appreciation (depreciation) on investments                                               3,410,934
                                                                                                                  ---------
Net gain (loss) on investments                                                                                    2,001,201
                                                                                                                  ---------
Net increase (decrease) in net assets resulting from operations                                                 $ 1,842,812
                                                                                                                ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2004 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Partners Aggressive Growth Fund
                                                                                       Nov. 30, 2004             May 31, 2004
                                                                                     Six months ended             Year ended
                                                                                        (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                       $  (158,389)              $  (160,780)
Net realized gain (loss) on investments                                                (1,409,733)                  898,730
Net change in unrealized appreciation (depreciation) on investments                     3,410,934                 1,456,830
                                                                                        ---------                 ---------
Net increase (decrease) in net assets resulting from operations                         1,842,812                 2,194,780
                                                                                        ---------                 ---------
Distributions to shareholders from:
   Net realized gain
      Class A                                                                                  --                  (391,278)
      Class B                                                                                  --                   (76,795)
      Class C                                                                                  --                    (3,089)
      Class Y                                                                                  --                    (1,303)
                                                                                        ---------                 ---------
Total distributions                                                                            --                  (472,465)
                                                                                        ---------                 ---------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                              7,324,149                11,603,550
   Class B shares                                                                       2,223,807                 3,460,228
   Class C shares                                                                         100,589                   222,647
   Class I shares                                                                       7,683,223                 6,420,055
   Class Y shares                                                                              --                    13,284
Reinvestment of distributions at net asset value
   Class A shares                                                                              --                   182,283
   Class B shares                                                                              --                    76,154
   Class C shares                                                                              --                     2,480
   Class Y shares                                                                              --                       780
Payments for redemptions
   Class A shares                                                                      (1,738,831)               (1,476,873)
   Class B shares (Note 2)                                                               (956,570)                 (474,819)
   Class C shares (Note 2)                                                                (15,801)                       --
   Class I shares                                                                      (1,933,861)                  (30,154)
   Class Y shares                                                                              --                   (10,250)
                                                                                        ---------                 ---------
Increase (decrease) in net assets from capital share transactions                      12,686,705                19,989,365
                                                                                       ----------                ----------
Total increase (decrease) in net assets                                                14,529,517                21,711,680
Net assets at beginning of period                                                      26,565,534                 4,853,854
                                                                                       ----------                 ---------
Net assets at end of period                                                           $41,095,051               $26,565,534
                                                                                      ===========               ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2004 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Partners Aggressive Growth Fund

(Unaudited as to Nov. 30, 2004)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of medium-sized U.S. companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Nov. 30, 2004, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 30.85% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
15   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2004 SEMIANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value (NAV). Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
16   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2004 SEMIANNUAL REPORT

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

--------------------------------------------------------------------------------
17   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2004 SEMIANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.89% to 0.765% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Mid-Cap Growth Funds Index. In certain circumstances, the Board may approve a change in the Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $1,814 for the six months ended Nov. 30, 2004.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.035% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

--------------------------------------------------------------------------------
18   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2004 SEMIANNUAL REPORT

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has Subadvisory Agreements with Turner Investment Partners, Inc. and American Century Investment Management, Inc. New investments in the Fund, net of any redemptions, are allocated in accordance with AEFC's determination of the allocation that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $77,985 for Class A, $2,036 for Class B and $10 for Class C for the six months ended Nov. 30, 2004.

--------------------------------------------------------------------------------
19   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2004 SEMIANNUAL REPORT

For the six months ended Nov. 30, 2004, AEFC and its affiliates waived certain fees and expenses to 1.54% for Class A, 2.33% for Class B, 2.33% for Class C, 1.22% for Class I and 1.34% for Class Y. Of these waived fees and expenses, the class specific transfer agency fees waived for Class A, Class B, Class C and Class Y were $14,775, $2,818, $194 and $24, respectively, which represent 0.16%, 0.14%, 0.15% and 0.20%, respectively, of the Fund's average daily net assets. In addition, AEFC and its affiliates have agreed to waive certain fees and expenses until May 31, 2005. Under this agreement, net expenses will not exceed 1.55% for Class A, 2.34% for Class B, 2.35% for Class C, 1.23% for Class I and 1.37% for Class Y of the Fund's average daily net assets.

During the six months ended Nov. 30, 2004, the Fund's custodian and transfer agency fees were reduced by $34 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $48,259,277 and $35,784,724, respectively, for the six months ended Nov. 30, 2004. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                              Six months ended Nov. 30, 2004
                                              Class A      Class B       Class C      Class I      Class Y
Sold                                        1,098,550      335,916        15,346    1,128,472           --
Issued for reinvested distributions                --           --            --           --           --
Redeemed                                     (261,241)    (147,772)       (2,329)    (299,597)          --
                                            ---------     --------        ------    ---------       ------
Net increase (decrease)                       837,309      188,144        13,017      828,875           --
                                            ---------     --------        ------    ---------       ------

                                                                  Year ended May 31, 2004
                                              Class A      Class B       Class C     Class I*      Class Y
Sold                                        1,744,673      522,941        32,449      922,932        2,104
Issued for reinvested distributions            27,958       11,734           382           --          120
Redeemed                                     (231,427)     (70,303)           --       (4,376)      (1,435)
                                            ---------     --------        ------    ---------       ------
Net increase (decrease)                     1,541,204      464,372        32,831      918,556          789
                                            ---------     --------        ------    ---------       ------

* Inception date was March 4, 2004.

--------------------------------------------------------------------------------
20   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2004 SEMIANNUAL REPORT

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the six months ended Nov. 30, 2004.

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                                    2004(h)          2004              2003(b)
Net asset value, beginning of period                                          $6.95            $5.60             $5.08
                                                                              -----            -----             -----
Income from investment operations:
Net investment income (loss)                                                   (.02)            (.04)             (.01)
Net gains (losses) (both realized and unrealized)                               .29             1.65               .53
                                                                              -----            -----             -----
Total from investment operations                                                .27             1.61               .52
                                                                              -----            -----             -----
Less distributions:
Distributions from realized gains                                                --             (.26)               --
                                                                              -----            -----             -----
Net asset value, end of period                                                $7.22            $6.95             $5.60
                                                                              -----            -----             -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $23              $17                $5
Ratio of expenses to average daily net assets(c),(d)                          1.54%(e)         1.55%             1.46%(e)
Ratio of net investment income (loss) to average daily net assets             (.94%)(e)       (1.20%)           (1.20%)(e)
Portfolio turnover rate (excluding short-term securities)                      112%             189%               27%
Total return(f)                                                               3.88%(g)        29.09%            10.24%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 2.00% for the six months ended Nov. 30, 2004 and 3.02% and 24.14% for the periods ended May 31, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Nov. 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
21   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2004 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                                    2004(h)          2004              2003(b)
Net asset value, beginning of period                                          $6.89            $5.59             $5.08
                                                                              -----            -----             -----
Income from investment operations:
Net investment income (loss)                                                   (.03)            (.07)             (.02)
Net gains (losses) (both realized and unrealized)                               .27             1.63               .53
                                                                              -----            -----             -----
Total from investment operations                                                .24             1.56               .51
                                                                              -----            -----             -----
Less distributions:
Distributions from realized gains                                                --             (.26)               --
                                                                              -----            -----             -----
Net asset value, end of period                                                $7.13            $6.89             $5.59
                                                                              -----            -----             -----
Ratios/supplemental data
Net assets, end of period (in millions)                                          $5               $3               $--
Ratio of expenses to average daily net assets(c),(d)                          2.33%(e)         2.34%             2.25%(e)
Ratio of net investment income (loss) to average daily net assets            (1.73%)(e)       (1.97%)           (1.92%)(e)
Portfolio turnover rate (excluding short-term securities)                      112%             189%               27%
Total return(f)                                                               3.48%(g)        28.22%            10.04%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.77% for the six months ended Nov. 30, 2004 and 3.81% and 24.93% for the periods ended May 31, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Nov. 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
22   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2004 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                                    2004(h)          2004              2003(b)
Net asset value, beginning of period                                          $6.89            $5.59             $5.08
                                                                              -----            -----             -----
Income from investment operations:
Net investment income (loss)                                                   (.04)            (.07)             (.02)
Net gains (losses) (both realized and unrealized)                               .28             1.63               .53
                                                                              -----            -----             -----
Total from investment operations                                                .24             1.56               .51
                                                                              -----            -----             -----
Less distributions:
Distributions from realized gains                                                --             (.26)               --
                                                                              -----            -----             -----
Net asset value, end of period                                                $7.13            $6.89             $5.59
                                                                              -----            -----             -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $--              $--               $--
Ratio of expenses to average daily net assets(c),(d)                          2.33%(e)         2.35%             2.21%(e)
Ratio of net investment income (loss) to average daily net assets            (1.73%)(e)       (1.98%)           (1.95%)(e)
Portfolio turnover rate (excluding short-term securities)                      112%             189%               27%
Total return(f)                                                               3.48%(g)        28.22%            10.04%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.78% for the six months ended Nov. 30, 2004 and 3.82% and 24.94% for the periods ended May 31, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Nov. 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
23   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2004 SEMIANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended May 31,                                                    2004(h)          2004(b)
Net asset value, beginning of period                                          $6.97            $7.14
                                                                              -----            -----
Income from investment operations:
Net investment income (loss)                                                   (.02)            (.03)
Net gains (losses) (both realized and unrealized)                               .31             (.14)
                                                                              -----            -----
Total from investment operations                                                .29             (.17)
                                                                              -----            -----
Net asset value, end of period                                                $7.26            $6.97
                                                                              -----            -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $13               $6
Ratio of expenses to average daily net assets(c),(d)                          1.22%(e)         1.14%(e)
Ratio of net investment income (loss) to average daily net assets             (.62%)(e)        (.72%)(e)
Portfolio turnover rate (excluding short-term securities)                      112%             189%
Total return(f)                                                               4.16%(g)        (2.38%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class I would have been 1.52% for the six months ended Nov. 30, 2004 and 2.70% for the period ended May 31, 2004.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Nov. 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
24   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2004 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                                    2004(h)          2004              2003(b)
Net asset value, beginning of period                                          $6.96            $5.60             $5.08
                                                                              -----            -----             -----
Income from investment operations:
Net investment income (loss)                                                   (.02)            (.04)             (.01)
Net gains (losses) (both realized and unrealized)                               .30             1.66               .53
                                                                              -----            -----             -----
Total from investment operations                                                .28             1.62               .52
                                                                              -----            -----             -----
Less distributions:
Distributions from realized gains                                                --             (.26)               --
                                                                              -----            -----             -----
Net asset value, end of period                                                $7.24            $6.96             $5.60
                                                                              -----            -----             -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $--              $--               $--
Ratio of expenses to average daily net assets(c),(d)                          1.34%(e)         1.37%             1.30%(e)
Ratio of net investment income (loss) to average daily net assets             (.76%)(e)       (1.03%)           (1.03%)(e)
Portfolio turnover rate (excluding short-term securities)                      112%             189%               27%
Total return(f)                                                               4.02%(g)        29.26%            10.24%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.84% for the six months ended Nov. 30, 2004 and 2.84% and 23.96% for the periods ended May 31, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Nov. 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
25   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2004 SEMIANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Nov. 30, 2004.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
26   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2004 SEMIANNUAL REPORT

                                                          Beginning                  Ending                  Expenses paid
                                                        account value             account value            during the period
                                                        June 1, 2004              Nov. 30, 2004       June 1, 2004-Nov. 30, 2004
Class A
     Actual(a)                                             $1,000                   $1,038.80                  $8.00(b)
     Hypothetical (5% return before expenses)              $1,000                   $1,017.63                  $7.92(b)
Class B
     Actual(a)                                             $1,000                   $1,034.80                 $12.08(c)
     Hypothetical (5% return before expenses)              $1,000                   $1,013.61                 $11.95(c)
Class C
     Actual(a)                                             $1,000                   $1,034.80                 $12.08(d)
     Hypothetical (5% return before expenses)              $1,000                   $1,013.61                 $11.95(d)
Class I
     Actual(a)                                             $1,000                   $1,041.60                  $6.35(e)
     Hypothetical (5% return before expenses)              $1,000                   $1,019.26                  $6.28(e)
Class Y
     Actual(a)                                             $1,000                   $1,040.20                  $6.97(f)
     Hypothetical (5% return before expenses)              $1,000                   $1,018.65                  $6.89(f)

(a) Based on the actual return for the six months ended Nov. 30, 2004: +3.88% for Class A, +3.48% for Class B, +3.48% for Class C, +4.16% for Class I and +4.02% for Class Y.

(b) Expenses are equal to the Fund's Class A annualized expense ratio of 1.54%, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

(c) Expenses are equal to the Fund's Class B annualized expense ratio of 2.33%, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

(d) Expenses are equal to the Fund's Class C annualized expense ratio of 2.33%, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

(e) Expenses are equal to the Fund's Class I annualized expense ratio of 1.22%, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

(f) Expenses are equal to the Fund's Class Y annualized expense ratio of 1.34%, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

--------------------------------------------------------------------------------
27   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2004 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
28   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2004 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R) Partners
   Fundamental
        Value
           Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                   Nov. 30, 2004

AXP Partners Fundamental Value Fund seeks to provide shareholders with long-term capital growth.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
Partners Funds                                                        (R)

Table of Contents

Fund Snapshot                                                         3

Performance Summary                                                   4

Questions & Answers  with Portfolio Management                        6

Investments in Securities                                             8

Financial Statements                                                 11

Notes to Financial Statements                                        14

Fund Expenses Example                                                25

Proxy Voting                                                         27

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2004 SEMIANNUAL REPORT

Fund Snapshot
        AT NOV. 30, 2004

PORTFOLIO MANAGERS

Davis Advisors

Portfolio managers                Since               Years in industry
Chris Davis                       6/01                       17
Ken Feinberg                      6/01                       11

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth.

Inception dates by class
A: 6/18/01      B: 6/18/01      C: 6/18/01      Y: 6/18/01

Ticker symbols by class
A: AFVAX        B: AFVBX        C: AFVCX        Y: --

Total net assets                                         $771.5 million

Number of holdings                                                   63

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND    GROWTH
  X                       LARGE
                          MEDIUM  SIZE
                          SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Financials 42.9%
Consumer discretionary 11.0%
Energy 9.5%
Short-term securities* 8.9%
Consumer staples 8.3%
Industrials 7.9%
Health care 4.7%
Information technology 3.8%
Materials 3.0%

* Of the 8.9%, 0.4% is due to security lending activity and 8.5% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

Altria Group (Beverages & tobacco)                                 5.3%
American Intl Group (Insurance)                                    4.7
Tyco Intl (Multi-industry)                                         4.5
Berkshire Hathaway Cl B (Insurance)                                4.5
Comcast Special Cl A (Cable)                                       3.5
Wells Fargo & Co (Banks and savings & loans)                       3.4
JPMorgan Chase & Co (Broker dealers)                               3.4
Costco Wholesale (Retail -- general)                               3.2
Citigroup (Finance companies)                                      3.2
HSBC Holdings ADR (Financial services)                             3.1

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2004 SEMIANNUAL REPORT

Performance Summary

(bar chart)
                             PERFORMANCE COMPARISON
                  For the six-month period ended Nov. 30, 2004

               (bar 1)        (bar 2)      (bar 3)       (bar 4)
               +5.75%         +5.68%       +7.19%        +11.01%

(bar 1) AXP Partners Fundamental Value Fund Class A (excluding sales charge) (bar 2) Standard & Poor's 500 Index(1) (unmanaged)
(bar 3)  Lipper Large-Cap Value Funds Index(2)
(bar 4)  Russell 1000(R) Value Index(3)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

(1) Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 companies may be generally larger than those in which the Fund invests.

(2) The Lipper Large-Cap Value Funds Index includes the 30 largest large-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

(3) The Russell 1000(R) Value Index, an unmanaged index, measures the performance of the large capitalization value portion of the Russell 1000(R) Index. Russell 1000(R) Value Index consists of companies with lower price-to-book ratios and lower forcasted growth values.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2004 SEMIANNUAL REPORT

Performance Summary

AVERAGE ANNUAL TOTAL RETURNS
                              Class A                  Class B                   Class C                   Class Y
(Inception dates)            (6/18/01)                (6/18/01)                 (6/18/01)                 (6/18/01)
                        NAV(1)     POP(2)        NAV(1)    After CDSC(3)   NAV(1)    After CDSC(4)   NAV(5)       POP(5)
at Nov. 30, 2004
6 months*               +5.75%     -0.32%        +5.26%       +0.26%       +5.24%       +4.24%       +5.93%       +5.93%
1 year                 +14.01%     +7.44%       +13.04%       +9.04%      +12.99%      +12.99%      +14.22%      +14.22%
3 years                 +5.33%     +3.27%        +4.48%       +3.55%       +4.46%       +4.46%       +5.55%       +5.55%
Since inception         +3.32%     +1.57%        +2.53%       +1.71%       +2.65%       +2.65%       +3.51%       +3.51%

at Dec. 31, 2004
6 months*               +6.87%     +0.73%        +6.37%       +1.37%       +6.35%       +5.35%       +6.80%       +6.80%
1 year                 +10.99%     +4.60%       +10.33%       +6.33%      +10.29%      +10.29%      +11.34%      +11.34%
3 years                 +5.78%     +3.71%        +4.95%       +4.03%       +4.93%       +4.93%       +5.98%       +5.98%
Since inception         +4.01%     +2.28%        +3.24%       +2.45%       +3.35%       +3.35%       +4.19%       +4.19%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
5   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Davis Advisors, an independent money management firm, manages AXP Partners Fundamental Value Fund's portfolio. For the six-month period ended Nov. 30, 2004, the Fund's Class A shares, excluding sales charge, rose 5.75%, slightly outpacing the 5.68% return of the Standard & Poor's 500 Index (S&P 500 Index). The Lipper Large-Cap Value Funds Index, representing the Fund's peer group, returned 7.19% for the period, while the Russell 1000(R) Value Index gained 11.01%.

Q:  What factors affected the Fund's performance for the six-month period?

    Davis Advisors: Favorable results from the Fund's holdings of consumer non-durable companies had the most significant positive impact on the Fund's performance relative to the S&P 500 Index. Examples of strong performers include Altria Group and Hershey Foods Corp. Although the Fund held approximately the same proportion of its assets in consumer non-durables as the S&P 500 Index, positive results from our individual holdings helped the Fund slightly outperform this index.

    The Fund's energy holdings also made a meaningful contribution to the Fund's relative performance. All of the Fund's energy companies performed well, with Devon Energy Corp. and ConocoPhillips having the largest positive impact.

    Costco Wholesale Corp., a retail company, also added to relative return during the period.

    Last year, a substantial allocation to financial services companies and strong performance from our individual financial holdings had the greatest positive impact on the Fund's relative performance. However, during the last six months, the Fund's financial services stocks were flat, thus detracting from its performance relative to the S&P 500 Index, Russell 1000 Value Index and our peers. Within the financial sector, American International Group, an insurance firm, was the most significant detractor, while HSBC Holdings ADR, a bank holding company, was the largest contributor to relative return.

    Additional detractors for the six-month period included Eli Lilly & Co., a health care firm and Marsh & McLennan, an insurance company that faced regulatory scrutiny.

    A company's contribution to the Fund's performance is a product of both its appreciation or depreciation and its weighting within the portfolio. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

--------------------------------------------------------------------------------
6   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> During the last six months, the Fund's financial services stocks were flat, thus detracting from its performance.Q: What changes did you make to the Fund during the period? (end callout quote)

    Davis Advisors: Our firm's long-term focus usually results in low portfolio turnover, which was again the case during the past six months. We do not overreact to short-term performance from individual holdings on either the upside or the downside. We focus deliberately on the future, considering each company's long-term business fundamentals.

    During the period, JPMorgan Chase & Co. replaced Bank One Corp as a top ten holding as a result of a merger. Costco Wholesale Corp., which was already a top 20 holding became a top ten holding. Sealed Air dropped out of the top ten holdings, but remained a top 20 holding. The Fund's portfolio turnover was an exceptionally low 2% for the fiscal period.

Q:  How are you currently positioning  the Fund?

    Davis Advisors: We have built a portfolio that is currently quite different in composition from the S&P 500 Index. The Fund's investment strategy is to perform extensive research to buy companies with expanding earnings at value prices and hold them for the long term. We are strong supporters of long-term buy-and-hold investing.

--------------------------------------------------------------------------------
7   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2004 SEMIANNUAL REPORT

Investments in Securities

AXP Partners Fundamental Value Fund

Nov. 30, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (92.1%)
Issuer                                        Shares                   Value(a)

Banks and savings & loans (9.7%)
Fifth Third Bancorp                           218,700                $11,013,732
Golden West Financial                         194,700                 23,216,028
Lloyds TSB Group ADR                          203,300(c)               6,611,316
State Street                                   39,600                  1,764,576
Takefuji                                       84,310(c)               5,490,106
Wells Fargo & Co                              434,200                 26,820,534
Total                                                                 74,916,292

Beverages & tobacco (7.5%)
Altria Group                                  718,000                 41,277,820
Diageo ADR                                    194,600(c)              10,963,764
Heineken Holding Cl A                         203,750(c)               5,852,955
Total                                                                 58,094,539

Broker dealers (4.2%)
JPMorgan Chase & Co                           696,840                 26,236,026
Morgan Stanley                                124,300                  6,308,225
Total                                                                 32,544,251

Cable (3.6%)
Comcast Special Cl A                          925,600(b)              27,444,040

Computer hardware (1.8%)
Lexmark Intl Cl A                             167,400(b)              14,212,260

Computer software & services (1.2%)
Microsoft                                     332,000                  8,900,920

Energy (8.9%)
ConocoPhillips                                224,958                 20,468,928
Devon Energy                                  429,600                 17,794,032
EOG Resources                                 181,900                 13,655,233
Occidental Petroleum                          278,100                 16,744,401
Total                                                                 68,662,594

Energy equipment & services (0.7%)
Transocean                                    129,500(b)               5,214,965

Finance companies (3.2%)
Citigroup                                     554,700                 24,822,825

Financial services (6.7%)
H&R Block                                     277,300                 13,227,210
HSBC Holdings ADR                             284,999(c)              24,333,215
Moody's                                       124,900                 10,085,675
Providian Financial                           232,200(b)               3,726,810
Total                                                                 51,372,910

Food (0.9%)
Hershey Foods                                 135,200                  7,003,360

Health care products (2.1%)
Eli Lilly & Co                                141,300                  7,535,530
Novartis                                       79,100(c)               3,789,803
Pfizer                                        187,260                  5,200,210
Total                                                                 16,525,543

Health care services (2.6%)
Cardinal Health                               184,100                  9,624,748
HCA                                           264,100                 10,410,822
Total                                                                 20,035,570

Household products (--%)
Hunter Douglas                                  2,100(c)                 105,799

Industrial services (0.7%)
Iron Mountain                                 189,300(b)               5,703,609

Industrial transportation (0.8%)
United Parcel Service Cl B                     77,600                  6,530,040

Insurance (18.1%)
American Intl Group                           582,500                 36,901,374
Aon                                           250,500                  5,290,560
Berkshire Hathaway Cl B                        12,568(b)              34,939,040
Chubb                                          33,300                  2,537,793
Loews                                         211,200                 14,764,992
Markel                                          2,300(b)                 740,600
Marsh & McLennan Companies                    274,700                  7,853,673
Principal Financial Group                      77,000                  2,901,360
Progressive                                   242,500                 22,065,075
Sun Life Financial                             47,300(c)               1,523,533
Transatlantic Holdings                        156,525                  9,131,669
Total                                                                138,649,669

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
8   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2004 SEMIANNUAL REPORT

Issuer                                        Shares                   Value(a)

Media (3.5%)
Dun & Bradstreet                              102,900(b)              $6,108,144
Gannett                                        57,300                  4,726,677
IAC/InterActiveCorp                           171,700(b)               4,239,273
Lagardere SCA                                 122,500(c)               8,744,463
WPP Group ADR                                  53,800(c)               2,954,158
Total                                                                 26,772,715

Multi-industry (6.4%)
Martin Marietta Materials                     108,900                  5,472,225
Rentokil Initial                              998,600(c)               2,709,822
Tyco Intl                                   1,036,844(c)              35,221,591
Vulcan Materials                              111,400                  5,776,090
Total                                                                 49,179,728

Paper & packaging (3.0%)
Sealed Air                                    448,300(b)              23,047,103

Real estate investment trust (1.6%)
CenterPoint Properties Trust                  267,900                 12,551,115

Retail -- general (4.1%)
AutoZone                                       78,200(b)               6,693,920
Costco Wholesale                              518,400                 25,194,240
Total                                                                 31,888,160

Telecom equipment & services (0.9%)
Nokia ADR                                     160,900(c)               2,601,753
SK Telecom ADR                                178,000(c)               4,006,780
Total                                                                  6,608,533

Total common stocks
(Cost: $599,060,247)                                                $710,786,540

Short-term securities (9.0%)(d)
Issuer                 Effective              Amount                   Value(a)
                         yield              payable at
                                             maturity

Commercial paper
Barton Capital
  12-01-04                2.07%           $20,000,000                $19,998,851
General Electric
  12-01-04                2.06             29,200,000                 29,198,329
Grampian Funding LLC
  12-02-04                1.92             10,000,000                  9,998,933
Morgan Stanley
  12-13-04                2.05             10,500,000                 10,492,227

Total short-term securities
(Cost: $69,692,292)                                                  $69,688,340

Total investments in securities
(Cost: $668,752,539)(e)                                             $780,474,880

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2004 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Nov. 30, 2004, the value of foreign securities represented 14.9% of net assets.

(d) Cash collateral received from security lending activity is invested in short-term securities and represents 0.4% of net assets. See Note 5 to the financial statements. 8.6% of net assets is the Fund's cash equivalent position.

(e) At Nov. 30, 2004, the cost of securities for federal income tax purposes was approximately $668,753,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                     $122,218,000
      Unrealized depreciation                                      (10,496,000)
                                                                   -----------
      Net unrealized appreciation                                 $111,722,000
                                                                  ------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
10   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2004 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners Fundamental Value Fund

Nov. 30, 2004 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
   (identified cost $668,752,539)                                                                              $780,474,880
Capital shares receivable                                                                                           716,422
Dividends and accrued interest receivable                                                                         1,779,267
                                                                                                                  ---------
Total assets                                                                                                    782,970,569
                                                                                                                -----------
Liabilities
Disbursements in excess of cash on demand deposit                                                                    42,804
Capital shares payable                                                                                              143,121
Payable for investment securities purchased                                                                       8,250,585
Payable upon return of securities loaned (Note 5)                                                                 2,875,000
Accrued investment management services fee                                                                           15,190
Accrued distribution fee                                                                                             10,176
Accrued service fee                                                                                                       1
Accrued transfer agency fee                                                                                           3,461
Accrued administrative services fee                                                                                   1,227
Other accrued expenses                                                                                               87,426
                                                                                                                     ------
Total liabilities                                                                                                11,428,991
                                                                                                                 ----------
Net assets applicable to outstanding capital stock                                                             $771,541,578
                                                                                                               ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                       $  1,458,967
Additional paid-in capital                                                                                      667,515,202
Undistributed net investment income                                                                               1,741,988
Accumulated net realized gain (loss) (Note 7)                                                                   (10,899,799)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                           111,725,220
                                                                                                                -----------
Total -- representing net assets applicable to outstanding capital stock                                       $771,541,578
                                                                                                               ============
Net assets applicable to outstanding shares:               Class A                                             $483,737,377
                                                           Class B                                             $236,929,026
                                                           Class C                                             $ 14,739,557
                                                           Class I                                             $ 35,798,376
                                                           Class Y                                             $    337,242
Net asset value per share of outstanding capital stock:    Class A shares              90,805,847              $       5.33
                                                           Class B shares              45,536,499              $       5.20
                                                           Class C shares               2,822,210              $       5.22
                                                           Class I shares               6,669,156              $       5.37
                                                           Class Y shares                  62,974              $       5.36
                                                                                           ------              ------------
* Including securities on loan, at value (Note 5)                                                              $  2,813,750
                                                                                                               ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
11   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2004 SEMIANNUAL REPORT

Statement of operations
AXP Partners Fundamental Value Fund

Six months ended Nov. 30, 2004 (Unaudited)
Investment income
Income:
Dividends                                                                      $ 5,723,886
Interest                                                                           418,503
Fee income from securities lending (Note 5)                                          5,505
                                                                                 ---------
Total income                                                                     6,147,894
                                                                                 ---------
Expenses (Note 2):
Investment management services fee                                               2,447,913
Distribution fee
   Class A                                                                         496,315
   Class B                                                                       1,043,088
   Class C                                                                          66,223
Transfer agency fee                                                                590,427
Incremental transfer agency fee
   Class A                                                                          40,498
   Class B                                                                          37,350
   Class C                                                                           2,578
Service fee -- Class Y                                                                 104
Administrative services fees and expenses                                          195,242
Compensation of board members                                                        4,815
Custodian fees                                                                      29,780
Printing and postage                                                                62,280
Registration fees                                                                   36,727
Audit fees                                                                          10,000
Other                                                                                9,954
                                                                                 ---------
Total expenses                                                                   5,073,294
   Earnings credits on cash balances (Note 2)                                       (2,941)
                                                                                 ---------
Total net expenses                                                               5,070,353
                                                                                 ---------
Investment income (loss) -- net                                                  1,077,541
                                                                                 ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                 (851,428)
   Foreign currency transactions                                                    (2,495)
                                                                                 ---------
Net realized gain (loss) on investments                                           (853,923)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies           38,924,322
                                                                                ----------
Net gain (loss) on investments and foreign currencies                           38,070,399
                                                                                ----------
Net increase (decrease) in net assets resulting from operations                $39,147,940
                                                                               ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2004 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Partners Fundamental Value Fund
                                                                                     Nov. 30, 2004               May 31, 2004
                                                                                   Six months ended               Year ended
                                                                                      (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                      $  1,077,541              $    544,965
Net realized gain (loss) on investments                                                  (853,923)               (2,236,512)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                  38,924,322                82,611,787
                                                                                       ----------                ----------
Net increase (decrease) in net assets resulting from operations                        39,147,940                80,920,240
                                                                                       ----------                ----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                                  --                  (294,158)
      Class Y                                                                                  --                       (95)
                                                                                       ----------                ----------
Total distributions                                                                            --                  (294,253)
                                                                                       ----------                ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                            155,649,612               128,047,466
   Class B shares                                                                      58,652,032                61,914,265
   Class C shares                                                                       2,862,936                 4,216,475
   Class I shares                                                                      25,638,480                 8,375,868
   Class Y shares                                                                         245,084                    33,506
Reinvestment of distributions at net asset value
   Class A shares                                                                              --                   285,210
   Class Y shares                                                                              --                        80
Payments for redemptions
   Class A shares                                                                     (29,449,114)              (46,750,340)
   Class B shares (Note 2)                                                            (28,705,281)              (30,740,902)
   Class C shares (Note 2)                                                             (1,086,341)               (1,536,431)
   Class I shares                                                                          (6,870)                      (92)
   Class Y shares                                                                          (1,831)                   (8,793)
                                                                                       ----------                ----------
Increase (decrease) in net assets from capital share transactions                     183,798,707               123,836,312
                                                                                      -----------               -----------
Total increase (decrease) in net assets                                               222,946,647               204,462,299
Net assets at beginning of period                                                     548,594,931               344,132,632
                                                                                      -----------               -----------
Net assets at end of period                                                          $771,541,578              $548,594,931
                                                                                     ============              ============
Undistributed net investment income                                                  $  1,741,988              $    664,447
                                                                                     ------------              ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2004 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Partners Fundamental Value Fund

(Unaudited as to Nov. 30, 2004)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of U.S. companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Nov. 30, 2004, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 4.64% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the

--------------------------------------------------------------------------------
14   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2004 SEMIANNUAL REPORT
close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value (NAV). Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses

--------------------------------------------------------------------------------
15   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2004 SEMIANNUAL REPORT
is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
16   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2004 SEMIANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.73% to 0.60% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Value Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $129,241 for the six months ended Nov. 30, 2004.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.035% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has a Subadvisory Agreement with Davis Advisors.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

--------------------------------------------------------------------------------
17   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2004 SEMIANNUAL REPORT

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,183,011 for Class A, $110,391 for Class B and $988 for Class C for the six months ended Nov. 30, 2004.

During the six months ended Nov. 30, 2004, the Fund's custodian and transfer agency fees were reduced by $2,941 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $171,821,895 and $9,548,683, respectively, for the six months ended Nov. 30, 2004. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                              Six months ended Nov. 30, 2004
                                             Class A       Class B       Class C      Class I    Class Y
Sold                                      30,690,512    11,789,046       572,928    5,019,513     48,042
Issued for reinvested distributions               --            --            --           --         --
Redeemed                                  (5,790,679)   (5,848,224)     (217,800)      (1,369)      (363)
                                          ----------    ----------      --------    ---------     ------
Net increase (decrease)                   24,899,833     5,940,822       355,128    5,018,144     47,679
                                          ----------    ----------      --------    ---------     ------

                                                                  Year ended May 31, 2004
                                             Class A       Class B       Class C     Class I*    Class Y
Sold                                      27,223,429    13,357,334       910,118    1,651,030      7,125
Issued for reinvested distributions           58,929            --            --           --         16
Redeemed                                  (9,932,829)   (6,711,409)     (328,898)         (18)    (1,713)
                                          ----------    ----------      --------    ---------     ------
Net increase (decrease)                   17,349,529     6,645,925       581,220    1,651,012      5,428
                                          ----------    ----------      --------    ---------     ------

* Inception date was March 4, 2004.

5. LENDING OF PORTFOLIO SECURITIES

At Nov. 30, 2004, securities valued at $2,813,750 were on loan to brokers. For collateral, the Fund received $2,875,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $5,505 for the six months ended Nov. 30, 2004. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
18   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2004 SEMIANNUAL REPORT

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the six months ended Nov. 30, 2004.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $9,095,760 at May 31, 2004, that if not offset by capital gains will expire as follows:

                2010              2011             2012              2013
              $180,117         $5,185,330       $2,015,696        $1,714,617

It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
19   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2004 SEMIANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2004(h)     2004        2003       2002(b)
Net asset value, beginning of period                                     $5.04       $4.15       $4.45      $4.77
                                                                         -----       -----       -----      -----
Income from investment operations:
Net investment income (loss)                                                --         .01         .02         --
Net gains (losses) (both realized and unrealized)                          .29         .89        (.32)      (.32)
                                                                         -----       -----       -----      -----
Total from investment operations                                           .29         .90        (.30)      (.32)
                                                                         -----       -----       -----      -----
Less distributions:
Dividends from net investment income                                        --        (.01)         --         --
                                                                         -----       -----       -----      -----
Net asset value, end of period                                           $5.33       $5.04       $4.15      $4.45
                                                                         -----       -----       -----      -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $484        $332        $201       $156
Ratio of expenses to average daily net assets(c)                         1.33%(d)    1.34%(e)    1.35%(e)   1.33%(d),(e)
Ratio of net investment income (loss) to average daily net assets         .59%(d)     .42%        .52%       .14%(d)
Portfolio turnover rate (excluding short-term securities)                   2%          5%         41%        22%
Total return(f)                                                          5.75%(g)   21.57%      (6.71%)    (6.67%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.35%, 1.45% and 1.55% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Nov. 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
20   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2004 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2004(h)     2004        2003       2002(b)
Net asset value, beginning of period                                     $4.94       $4.09       $4.43      $4.77
                                                                         -----       -----       -----      -----
Income from investment operations:
Net investment income (loss)                                              (.01)       (.01)       (.01)      (.01)
Net gains (losses) (both realized and unrealized)                          .27         .86        (.33)      (.33)
                                                                         -----       -----       -----      -----
Total from investment operations                                           .26         .85        (.34)      (.34)
                                                                         -----       -----       -----      -----
Net asset value, end of period                                           $5.20       $4.94       $4.09      $4.43
                                                                         -----       -----       -----      -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $237        $196        $135       $106
Ratio of expenses to average daily net assets(c)                         2.09%(d)    2.10%(e)    2.11%(e)   2.10%(d),(e)
Ratio of net investment income (loss) to average daily net assets        (.21%)(d)   (.34%)      (.24%)     (.63%)(d)
Portfolio turnover rate (excluding short-term securities)                   2%          5%         41%        22%
Total return(f)                                                          5.26%(g)   20.78%      (7.67%)    (7.13%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.11%, 2.21% and 2.31% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Nov. 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
21   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2004 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2004(h)     2004        2003       2002(b)
Net asset value, beginning of period                                     $4.96       $4.11       $4.44      $4.77
                                                                         -----       -----       -----      -----
Income from investment operations:
Net investment income (loss)                                              (.01)       (.01)       (.01)      (.01)
Net gains (losses) (both realized and unrealized)                          .27         .86        (.32)      (.32)
                                                                         -----       -----       -----      -----
Total from investment operations                                           .26         .85        (.33)      (.33)
                                                                         -----       -----       -----      -----
Net asset value, end of period                                           $5.22       $4.96       $4.11      $4.44
                                                                         -----       -----       -----      -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $15         $12          $8         $5
Ratio of expenses to average daily net assets(c)                         2.10%(d)    2.10%(e)    2.11%(e)   2.11%(d),(e)
Ratio of net investment income (loss) to average daily net assets        (.20%)(d)   (.34%)      (.24%)     (.64%)(d)
Portfolio turnover rate (excluding short-term securities)                   2%          5%         41%        22%
Total return(f)                                                          5.24%(g)   20.68%      (7.43%)    (6.92%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.12%, 2.21% and 2.31% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Nov. 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
22   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2004 SEMIANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2004(h)     2004(b)
Net asset value, beginning of period                                     $5.07       $5.20
                                                                         -----       -----
Income from investment operations:
Net investment income (loss)                                                --         .03
Net gains (losses) (both realized and unrealized)                          .30        (.16)
                                                                         -----       -----
Total from investment operations                                           .30        (.13)
                                                                         -----       -----
Net asset value, end of period                                           $5.37       $5.07
                                                                         -----       -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $36          $8
Ratio of expenses to average daily net assets(c)                          .87%(d)     .92%(d),(e)
Ratio of net investment income (loss) to average daily net assets        1.19%(d)     .92%(d)
Portfolio turnover rate (excluding short-term securities)                   2%          5%
Total return(f)                                                          5.92%(g)   (2.50%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class I would have been 1.01% for the period ended May 31, 2004.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Nov. 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
23   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2004 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2004(h)     2004        2003       2002(b)
Net asset value, beginning of period                                     $5.06       $4.16       $4.46      $4.77
                                                                         -----       -----       -----      -----
Income from investment operations:
Net investment income (loss)                                                --         .01         .02        .01
Net gains (losses) (both realized and unrealized)                          .30         .90        (.32)      (.32)
                                                                         -----       -----       -----      -----
Total from investment operations                                           .30         .91        (.30)      (.31)
                                                                         -----       -----       -----      -----
Less distributions:
Dividends from net investment income                                        --        (.01)         --         --
                                                                         -----       -----       -----      -----
Net asset value, end of period                                           $5.36       $5.06       $4.16      $4.46
                                                                         -----       -----       -----      -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $--         $--         $--        $--
Ratio of expenses to average daily net assets(c)                         1.16%(d)    1.17%(e)    1.16%(e)   1.11%(d),(e)
Ratio of net investment income (loss) to average daily net assets         .85%(d)     .58%        .71%       .38%(d)
Portfolio turnover rate (excluding short-term securities)                   2%          5%         41%        22%
Total return(f)                                                          5.93%(g)   21.82%      (6.67%)    (6.45%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.18%, 1.27% and 1.37% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Nov. 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
24   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2004 SEMIANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Nov. 30, 2004.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
25   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2004 SEMIANNUAL REPORT

                                                         Beginning                Ending                       Expenses
                                                        account value          account value            paid during the period
                                                        June 1, 2004           Nov. 30, 2004          June 1, 2004-Nov. 30, 2004
Class A
   Actual(a)                                               $1,000                $1,057.50                     $6.97(b)
   Hypothetical (5% return before expenses)                $1,000                $1,018.70                     $6.84(b)
Class B
   Actual(a)                                               $1,000                $1,052.60                    $10.93(c)
   Hypothetical (5% return before expenses)                $1,000                $1,014.83                    $10.73(c)
Class C
   Actual(a)                                               $1,000                $1,052.40                    $10.98(d)
   Hypothetical (5% return before expenses)                $1,000                $1,014.78                    $10.78(d)
Class I
   Actual(a)                                               $1,000                $1,059.20                     $4.56(e)
   Hypothetical (5% return before expenses)                $1,000                $1,021.05                     $4.48(e)
Class Y
   Actual(a)                                               $1,000                $1,059.30                     $6.09(f)
   Hypothetical (5% return before expenses)                $1,000                $1,019.57                     $5.97(f)

(a) Based on the actual return for the six months ended Nov. 30, 2004: +5.75% for Class A, +5.26% for Class B, +5.24% for Class C, +5.92% for Class I and +5.93% for Class Y.

(b) Expenses are equal to the Fund's Class A annualized expense ratio of 1.33%, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

(c) Expenses are equal to the Fund's Class B annualized expense ratio of 2.09%, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

(d) Expenses are equal to the Fund's Class C annualized expense ratio of 2.10%, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

(e) Expenses are equal to the Fund's Class I annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

(f) Expenses are equal to the Fund's Class Y annualized expense ratio of 1.16%, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

--------------------------------------------------------------------------------
26   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2004 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
27   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2004 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R) Partners
        Growth
                Fund

Semiannual Report
for the Period Ended
Nov. 30, 2004

AXP Partners Growth Fund seeks to provide shareholders with long-term growth of capital.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
Partners Funds                                                        (R)

Table of Contents

Fund Snapshot                              3

Performance Summary                        4

Questions & Answers
   with Portfolio Management               5

Investments in Securities                  9

Financial Statements                      12

Notes to Financial Statements             15

Fund Expenses Example                     26

Proxy Voting                              28

[dalbar logo]

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2 -- AXP PARTNERS GROWTH FUND -- 2004 SEMIANNUAL REPORT

Fund Snapshot
        AT NOV. 30, 2004

PORTFOLIO MANAGERS

Goldman Sachs Asset Management, L.P.

Portfolio manager                 Since               Years in industry
Herbert E. Ehlers*                4/03                       36

Eagle Asset Management, Inc.

Portfolio manager                 Since               Years in industry
Ashi Parikh**                     4/03                       11

*  This portion of the Fund is team-managed by  Herbert E. Ehlers.

** This portion of the Fund is team-managed by Ashi Parikh.

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth.

Inception dates by class
A: 4/24/03      B: 4/24/03      C: 4/24/03      Y: 4/24/03

Ticker symbols by class
A: AXPAX        B: --           C: --           Y: --

Total net assets                                          $58.0 million

Number of holdings                                                   95

STYLE MATRIX

           STYLE
VALUE      BLEND       GROWTH
                         X          LARGE
                                    MEDIUM SIZE
                                    SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

SECTOR COMPOSITION

Percentage of portfolio assets

[pie chart]

Information technology 33.3%
Consumer discretionary 30.7%
Health care 16.1%
Financials 11.4%
Consumer staples 5.1%
Industrials 3.4%

TOP TEN HOLDINGS

Percentage of portfolio assets

Dell (Computer hardware)                                           4.1%
Pfizer (Health care products)                                      3.6
Microsoft (Computer software & services)                           3.4
Wal-Mart Stores (Retail -- general)                                3.0
QUALCOMM (Telecom equipment & services)                            3.0
eBay (Media)                                                       2.9
Cisco Systems (Computer hardware)                                  2.5
Yahoo! (Media)                                                     2.4
Intel (Electronics)                                                2.2
First Data (Computer software & services)                          2.1

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stock prices of established companies that pay dividends may be less volatile than the stock market as a whole.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3 -- AXP PARTNERS GROWTH FUND -- 2004 SEMIANNUAL REPORT

Performance Summary

[bar chart]
                             PERFORMANCE COMPARISON
                     For the six-month period ended Nov. 30, 2004

                     (bar 1)            (bar 2)         (bar 3)
                     +0.00%             +0.81%          +2.53%

(bar 1) AXP Partners Growth Fund Class A (excluding sales charge)
(bar 2) Russell 1000(R) Growth Index(1) (unmanaged)
(bar 3) Lipper Large-Cap Growth Funds Index(2)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

(1) The Russell 1000(R) Growth Index, an unmanaged index, measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(2) The Lipper Large-Cap Growth Funds Index includes the 30 largest large-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS

                            Class A                 Class B                    Class C                    Class Y
(Inception dates)          (4/24/03)               (4/24/03)                  (4/24/03)                  (4/24/03)
                      NAV(1)     POP(2)       NAV(1)  After CDSC(3)       NAV(1)    After CDSC(4)    NAV(5)     POP(5)
at Nov. 30, 2004
6 months*             +0.00%     -5.75%       -0.52%     -5.50%           -0.52%       -1.52%        +0.00%     +0.00%
1 year                +1.08%     -4.74%       +0.19%     -3.73%           +0.36%       +0.36%        +1.28%     +1.28%
Since inception       +9.53%     +5.53%       +8.59%     +6.19%           +8.70%       +8.70%        +9.79%     +9.79%

at Dec. 31, 2004
6 months*             +3.11%     -2.82%       +2.79%     -2.21%           +2.61%       +1.61%        +3.27%     +3.27%
1 year                +1.54%     -4.30%       +0.87%     -3.13%           +0.07%       +0.70%        +1.71%     +1.71%
Since inception      +11.60%     +7.74%      +10.71%     +8.49%          +10.71%      +10.71%       +11.83%    +11.83%

* Not annualized.

(1)  Excluding sales charge.

(2) Returns at public offering price (POP) reflect a sales charge of 5.75%. (3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
4 -- AXP PARTNERS GROWTH FUND -- 2004 SEMIANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Performance Summary

AXP Partners Growth Fund's Class A shares returned 0.00% (excluding sales charge) for the six months ended Nov. 30, 2004. For the same period, the Russell 1000 Growth Index (Russell Index) rose 0.81% and the Fund's peer group, as represented by the Lipper Large-Cap Growth Funds Index, advanced 2.53%. Goldman Sachs Asset Management (Goldman Sachs) and Eagle Asset Management respectively managed 50.6% and 49.4% of the Fund's portfolio at Nov. 30, 2004.

At Nov. 30, 2004, approximately 61% of the Fund's shares were owned in aggregate by AXP Portfolio Builder Series funds, a group of six asset allocation funds managed by American Express Financial Corporation (AEFC). As a result, it is possible AXP Partners Growth Fund may experience relatively large purchases or redemptions from AXP Portfolio Builder Funds (see page 14, Class I capital share transactions for related activity during the most recent fiscal period). AEFC seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. AXP Partners Growth Fund may experience increased expenses as it buys and sells securities to manage transactions for AXP Portfolio Builder Series funds. For more information on the Fund's expenses, see the discussions beginning on pages 18 and 26.

Q: What factors affected performance the most for your portion of AXP Partners Growth Fund during the semiannual period?

     Goldman Sachs: Overall, our portion of the Fund outperformed for the fiscal period. Performance in our portion of the Fund was helped by stock selection within the technology sector, including portfolio holdings in QUALCOMM, Dell, eBay, Yahoo and Microsoft. Within the finance sector, Charles Schwab, Fannie Mae and Freddie Mac performed well during the period and contributed to results.

     Our lack of exposure to the energy and cyclicals sectors detracted from results. Generally, these types of businesses do not have the pricing power and strong business franchise characteristics that we prefer. In addition, most of them have the existing trait or threat of rapid commoditization; thus, we have had less exposure to these sectors historically. In the energy sector, we believe the recent run-up in the stocks has been primarily driven by a sharp rise in oil prices. We feel that this is cyclical in nature and growth is not supported by long-term secular trends.

--------------------------------------------------------------------------------
5 -- AXP PARTNERS GROWTH FUND -- 2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> Our semiconductor holdings, which include Applied Materials, Fairchild Semiconductor and Maxim Integrated among others, were responsible for most of our poor performance in technology during the period.(end callout quote)

                                                     -- Eagle Asset Management

     Eagle Asset Management: Our portion of the Fund lagged the Russell Index for the entire period, but experienced a rebound in performance during the last three months of the period. A majority of our poor performance during the period is attributable to poor stock selection. Technology detracted from performance due to lagging stocks in the semiconductor space. Lack of exposure in transportation, energy and materials also negatively impacted our portion of the Fund's portfolio. Stocks in the consumer staples and financial services sectors each produced marginal advances during the period, as did performance in the health care sector.

     Our semiconductor holdings, which include Applied Materials, Fairchild Semiconductor and Maxim Integrated among others, were responsible for most of our poor performance in technology during the period. Our consumer staples exposure saw gains from portfolio holdings eBay, Yahoo and Harrah's Entertainment. Financial services stocks added value for us due to a position in CheckFree Corp. and having only a small position in insurance stocks also helped performance for the period. Diverse health care holdings along with a modest exposure to large pharmaceutical stocks aided overall health care performance during the period.

Q: What changes did you make to your portion of the Fund during the period and why?

     Goldman Sachs: We eliminated Colgate-Palmolive Co. from our portion of the Fund when the company's management decreased the firm's earnings expectations, due to increasing commodity prices and intense competition in many of its businesses. In addition, we lacked confidence in the company's management to keep Colgate competitive. We redeployed some of the assets gained from the sale into other holdings that we felt had stronger risk/reward characteristics. We also sold Intuit, Inc., a position that we had trimmed over the past several months.

--------------------------------------------------------------------------------
6 -- AXP PARTNERS GROWTH FUND -- 2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> In the energy sector, we believe the recent run-up in the stocks has been primarily driven by a sharp rise in oil prices. We feel that this is cyclical in nature and growth is not supported by long-term secular trends.(end callout quote)

                                                       -- Goldman Sachs

     With the proceeds we increased the Fund's positions to Cendant, Lowe's, Marriott International and McGraw-Hill Companies.

     We added Google during the period because we feel Google is a high quality growth company. The company owns one of the most recognized brands on the Internet, whose name is synonymous with search. Additionally, it is the dominant beneficiary of secular growth in online advertising, specifically the search market. The company generates strong free cash flow and operates with very high margins. We recently initiated a position in Tyco International, as we believe it meets our criteria for high-quality growth. We feel the company is one of the dominant market players in each of its five lines of business. Tyco is a strong free cash flow generator, and company management is moving its focus away from acquisitions for the time being and focusing more on international expansion, market share opportunities, and research and development of new products.

     Eagle Asset Management: In technology, we have moved to quality in the semiconductor space, while generally maintaining our higher-than-Russell Index position. In doing so, we liquidated positions in Lam Research, Applied Micro Circuit Systems and Cypress Semiconductor, replacing them with Broadcom, Maxim Integrated Products and Altera, and our performance has benefited since the change. We have also moved away from traditional media (i.e., radio and television) within the consumer staples sector in favor of Internet names. Clear Channel Communications, Cox Radio and Lamar Advertising were replaced with positions in Yahoo and eBay. Incremental changes were made in the financial services and health care sectors. Our position in Bank of America was sold in favor of JPMorgan Chase while St. Jude Medical was liquidated and Guidant Corporation was purchased. Each transaction was both a relative valuation call and an indication of where we believe future growth lies.

--------------------------------------------------------------------------------
7 -- AXP PARTNERS GROWTH FUND -- 2004 SEMIANNUAL REPORT

Questions & Answers

Q:   How do you intend to manage your portion of the Fund in the coming months?

     Goldman Sachs: We are focused on the characteristics that can enable the Fund to produce strong long-term growth. Our strategy of investing in industry leaders that are capitalizing on secular trends has given us confidence in the long-term sustainability of these franchises. While some investors attempt to forecast the market's direction, which we contend is unpredictable, we concentrate our efforts on what we do know: Businesses with strong business franchises, favorable long-term prospects and excellent management are well positioned to generate strong returns over the long term.

     Eagle Asset Management: We continue to position our portion of the Fund with a bias toward an economic recovery. Specifically, we are maintaining our higher-than-Russell Index position in the semiconductor space as the fundamental outlook during the next 12 months looks strong and valuations are similar to the trough of other mid-cycle corrections. We also continue to hold less exposure within the consumer staples sector and greater exposure with the discretionary names in front of an anticipated economic recovery. We have added slightly to our financial services exposure during the period. Additionally, while we continue to maintain less exposure within the healthcare sector as a whole, we are finding promising opportunities in healthcare services and medical devices.

     Economic indicators have continued to move in a positive direction during the past six months. Many concerns we had at the start of the year are beginning to turn favorable. Demand has strengthened since a mid-year soft patch. The dollar's weakness is driving exports. High energy prices remain a concern but appear to be moderating. Consumer spending and confidence continued on a strong pace throughout the last 12 months. Evidence of increased technology spending is beginning to emerge. The uncertainty regarding the election has also passed, with Social Security and health care reform as potential opportunities. As of mid-December 2004, the federal funds rate stood at 2.25%, a low level despite several increases. Rates this low have historically spurred business investment. The profit cycle is stable while earnings quality appears strong. Operating profit margins for major companies have fully recovered from the sharp earnings slowdown in 2001 and 2002, and now stand at 1999 levels.

--------------------------------------------------------------------------------
8 -- AXP PARTNERS GROWTH FUND -- 2004 SEMIANNUAL REPORT

Investments in Securities

AXP Partners Growth Fund
Nov. 30, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (96.8%)
Issuer                                        Shares               Value(a)

Automotive & related (0.3%)
CarMax                                          6,840(b)           $190,494

Banks and savings & loans (0.5%)
Golden West Financial                           1,500               178,860
State Street                                    2,780               123,877
Total                                                               302,737

Beverages & tobacco (2.6%)
Coca-Cola                                      15,100               593,581
PepsiCo                                        18,660               931,321
Total                                                             1,524,902

Broker dealers (2.3%)
Bear Stearns Companies                            150                14,637
Charles Schwab                                 56,390               607,884
JPMorgan Chase & Co                             8,100               304,965
Merrill Lynch & Co                              6,400               356,544
Morgan Stanley                                    450                22,838
Total                                                             1,306,868

Cable (2.2%)
Comcast Special Cl A                           19,350(b)            573,728
EchoStar Communications Cl A                   21,360(b)            700,394
Total                                                             1,274,122

Computer hardware (7.8%)
Cisco Systems                                  74,620(b)          1,396,140
Dell                                           57,060(b)          2,312,072
EMC                                            42,360(b)            568,471
Ultra Clean Holdings                           43,100(b)            227,137
Total                                                             4,503,820

Computer software & services (7.4%)
BEA Systems                                     2,200(b)             17,776
CheckFree                                       9,050(b)            335,303
First Data                                     28,930             1,188,734
Google Cl A                                     1,640(b)            300,120
Microsoft                                      70,110             1,879,649
Sabre Holdings Cl A                            12,590               290,577
Siebel Systems                                 27,950(b)            281,736
Total                                                             4,293,895

Electronics (11.6%)
Altera                                         15,600(b)            353,808
Applied Materials                              42,200(b)            702,208
Broadcom Cl A                                  30,550(b)            993,485
Entegris                                       40,750(b)            398,535
Fairchild Semiconductor Intl                   37,100(b)            567,630
Intel                                          55,090             1,231,261
Jabil Circuit                                   5,450(b)            136,577
Linear Technology                              13,710               523,174
Maxim Integrated Products                      13,100               536,576
Natl Semiconductor                             26,200(b)            405,052
Symbol Technologies                            28,100               425,996
Texas Instruments                              19,350               467,883
Total                                                             6,742,185

Finance companies (1.0%)
Citigroup                                      13,350               597,413

Financial services (5.5%)
Fannie Mae                                     16,920             1,162,404
Freddie Mac                                    16,940             1,156,324
MBNA                                           17,230               457,629
Moody's                                         4,820               389,215
Total                                                             3,165,572

Food (0.9%)
WM Wrigley Jr                                   7,710               530,448

Furniture & appliances (0.8%)
Tempur-Pedic Intl                              23,300(b)            451,787

Health care products (13.2%)
Abbott Laboratories                            10,100               423,796
Allergan                                        4,000               294,000
Amgen                                          15,810(b)            949,232
Eli Lilly & Co                                  5,520               294,382
Genzyme                                         7,500(b)            420,075
Guidant                                        14,620               947,815
Johnson & Johnson                               9,150               551,928
Medtronic                                       9,190               441,580
Pfizer                                         71,860             1,995,551
Wyeth                                          22,220               885,911
Zimmer Holdings                                 5,500(b)            448,800
Total                                                             7,653,070

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9 -- AXP PARTNERS GROWTH FUND -- 2004 SEMIANNUAL REPORT

Issuer                                        Shares               Value(a)

Health care services (2.3%)
Aetna                                           2,600              $308,126
Caremark Rx                                    29,410(b)          1,051,702
Total                                                             1,359,828

Household products (1.4%)
Avon Products                                   9,870               370,519
Energizer Holdings                              3,400(b)            158,780
Procter & Gamble                                5,320               284,514
Total                                                               813,813

Insurance (1.4%)
Ambac Financial Group                           2,310               187,872
American Intl Group                             6,950               440,282
Willis Group Holdings                           4,770(c)            180,545
Total                                                               808,699

Leisure time & entertainment (2.0%)
DreamWorks Animation SKG Cl A                   1,200(b)             44,352
Viacom Cl B                                    32,320             1,121,504
Total                                                             1,165,856

Lodging & gaming (2.6%)
Harrah's Entertainment                         16,850             1,034,590
Marriott Intl Cl A                              8,500               483,225
Total                                                             1,517,815

Media (15.7%)
Cendant                                        38,680               876,876
Clear Channel Communications                   17,450               587,716
eBay                                           14,530(b)          1,633,898
Gannett                                         6,880               567,531
IAC/InterActiveCorp                            11,950(b)            295,046
Lamar Advertising Cl A                          5,870(b)            231,513
Liberty Media Cl A                             18,100(b)            186,973
McGraw-Hill Companies                          10,370               909,760
Time Warner                                    58,700(b)          1,039,576
Univision Communications Cl A                  22,930(b)            690,193
Valassis Communications                         6,930(b)            235,274
Walt Disney                                    16,050               431,424
Yahoo!                                         36,410(b)          1,369,743
Total                                                             9,055,523

Multi-industry (3.3%)
Accenture Cl A                                 10,450(b,c)          271,073
Emerson Electric                                6,800               454,376
General Electric                               27,900               986,544
Tyco Intl                                       6,280(c)            213,332
Total                                                             1,925,325

Real estate investment trust (0.4%)
Starwood Hotels &
  Resorts Worldwide                             4,570               238,965

Retail -- general (6.2%)
Dollar Tree Stores                              4,880(b)            135,810
Family Dollar Stores                           11,140               326,402
Home Depot                                      9,100               379,925
Lowe's Companies                               10,980               607,523
Target                                          8,650               443,053
Wal-Mart Stores                                32,230             1,677,895
Total                                                             3,570,608

Telecom equipment & services (5.4%)
Crown Castle Intl                              19,090(b)            322,239
InPhonic                                        5,000(b)            127,550
JDS Uniphase                                   94,550(b)            299,724
Nokia ADR                                      27,100(c)            438,207
Nortel Networks                                75,250(b,c)          261,118
QUALCOMM                                       40,020             1,665,632
Total                                                             3,114,470

Total common stocks
(Cost: $53,867,986)                                             $56,108,215

Total investments in securities
(Cost: $53,867,986)(d)                                          $56,108,215

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
10 -- AXP PARTNERS GROWTH FUND -- 2004 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Nov. 30, 2004, the value of foreign securities represented 2.4% of net assets.

(d) At Nov. 30, 2004, the cost of securities for federal income tax purposes was approximately $53,868,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                   $ 3,842,000
      Unrealized depreciation                                    (1,602,000)
                                                                 ----------
      Net unrealized appreciation                               $ 2,240,000
                                                                -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
11 -- AXP PARTNERS GROWTH FUND -- 2004 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners Growth Fund

Nov. 30, 2004 (Unaudited)
Assets
Investments in securities, at value (Note 1)
   (identified cost $53,867,986)                                                                                $56,108,215
Cash in bank on demand deposit                                                                                    1,538,952
Capital shares receivable                                                                                             8,869
Dividends and accrued interest receivable                                                                           247,321
Receivable for investment securities sold                                                                           170,592
                                                                                                                    -------
Total assets                                                                                                     58,073,949
                                                                                                                 ----------
Liabilities
Capital shares payable                                                                                                9,795
Payable for investment securities purchased                                                                          16,105
Accrued investment management services fee                                                                            1,241
Accrued distribution fee                                                                                                269
Accrued transfer agency fee                                                                                             104
Accrued administrative services fee                                                                                      95
Other accrued expenses                                                                                               77,236
                                                                                                                     ------
Total liabilities                                                                                                   104,845
                                                                                                                    -------
Net assets applicable to outstanding capital stock                                                              $57,969,104
                                                                                                                ===========
Represented by
Capital stock -- $.01 par value (Note 1)                                                                        $   100,025
Additional paid-in capital                                                                                       55,926,732
Undistributed net investment income                                                                                 113,509
Accumulated net realized gain (loss)                                                                               (411,391)
Unrealized appreciation (depreciation) on investments                                                             2,240,229
                                                                                                                  ---------
Total -- representing net assets applicable to outstanding capital stock                                        $57,969,104
                                                                                                                ===========
Net assets applicable to outstanding shares:               Class A                                              $16,844,775
                                                           Class B                                              $ 5,262,214
                                                           Class C                                              $   306,244
                                                           Class I                                              $35,470,876
                                                           Class Y                                              $    84,995
Net asset value per share of outstanding capital stock:    Class A shares                     2,909,852         $      5.79
                                                           Class B shares                       920,947         $      5.71
                                                           Class C shares                        53,537         $      5.72
                                                           Class I shares                     6,103,494         $      5.81
                                                           Class Y shares                        14,636         $      5.81
                                                                                                 ------         -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12 -- AXP PARTNERS GROWTH FUND -- 2004 SEMIANNUAL REPORT

Statement of operations
AXP Partners Growth Fund

Six months ended Nov. 30, 2004 (Unaudited)
Investment income
Income:
Dividends                                                                       $  383,413
Interest                                                                             9,910
                                                                                     -----
Total income                                                                       393,323
                                                                                   -------
Expenses (Note 2):
Investment management services fee                                                 150,497
Distribution fee
   Class A                                                                          17,761
   Class B                                                                          23,369
   Class C                                                                           1,435
Transfer agency fee                                                                 16,088
Incremental transfer agency fee
   Class A                                                                           1,199
   Class B                                                                             868
   Class C                                                                              71
Service fee -- Class Y                                                                  40
Administrative services fees and expenses                                           11,890
Compensation of board members                                                        4,990
Custodian fees                                                                      37,154
Printing and postage                                                                 7,810
Registration fees                                                                    5,902
Audit fees                                                                           9,000
Other                                                                                1,088
                                                                                     -----
Total expenses                                                                     289,162
   Expenses waived/reimbursed by AEFC (Note 2)                                      (9,318)
                                                                                    ------
                                                                                   279,844
   Earnings credits on cash balances (Note 2)                                          (30)
                                                                                       ---
Total net expenses                                                                 279,814
                                                                                   -------
Investment income (loss) -- net                                                    113,509
                                                                                   -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                        (676,387)
Net change in unrealized appreciation (depreciation) on investments              1,978,755
                                                                                 ---------
Net gain (loss) on investments                                                   1,302,368
                                                                                 ---------
Net increase (decrease) in net assets resulting from operations                 $1,415,877
                                                                                ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13 -- AXP PARTNERS GROWTH FUND -- 2004 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Partners Growth Fund

                                                                               Nov. 30, 2004          May 31, 2004
                                                                             Six months ended          Year ended
                                                                                (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                $   113,509           $   (62,968)
Net realized gain (loss) on investments                                           (676,387)              521,510
Net change in unrealized appreciation (depreciation) on investments              1,978,755               (10,601)
                                                                                 ---------               -------
Net increase (decrease) in net assets resulting from operations                  1,415,877               447,941
                                                                                 ---------               -------
Distributions to shareholders from:
   Net Investment income
      Class A                                                                           --                (1,506)
      Class Y                                                                           --                   (10)
   Net realized gain
      Class A                                                                           --              (171,439)
      Class B                                                                           --               (45,489)
      Class C                                                                           --                (2,577)
      Class Y                                                                           --                  (501)
                                                                                 ---------               -------
Total distributions                                                                     --              (221,522)
                                                                                 ---------              --------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                       5,861,911             7,945,240
   Class B shares                                                                2,059,793             4,300,614
   Class C shares                                                                   65,204               283,357
   Class I shares                                                               25,988,221             8,340,461
   Class Y shares                                                                    8,400                61,057
Reinvestment of distributions at net asset value
   Class A shares                                                                       --                74,720
   Class B shares                                                                       --                44,906
   Class C shares                                                                       --                 2,310
   Class Y shares                                                                       --                   261
Payments for redemptions
   Class A shares                                                               (1,132,035)             (917,424)
   Class B shares (Note 2)                                                        (837,555)             (484,909)
   Class C shares (Note 2)                                                         (26,496)              (30,458)
   Class I shares                                                                  (16,482)                 (120)
   Class Y shares                                                                       --                (3,374)
                                                                                 ---------               -------
Increase (decrease) in net assets from capital share transactions               31,970,961            19,616,641
                                                                                ----------            ----------
Total increase (decrease) in net assets                                         33,386,838            19,843,060
Net assets at beginning of period                                               24,582,266             4,739,206
                                                                                ----------             ---------
Net assets at end of period                                                    $57,969,104           $24,582,266
                                                                               ===========           ===========
Undistributed net investment income                                            $   113,509           $        --
                                                                               -----------           -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 -- AXP PARTNERS GROWTH FUND -- 2004 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Partners Growth Fund

(Unaudited as to Nov. 30, 2004)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in publicly traded U.S. securities.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Nov. 30, 2004, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 61.19% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
15 -- AXP PARTNERS GROWTH FUND -- 2004 SEMIANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value (NAV). Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

--------------------------------------------------------------------------------
16 -- AXP PARTNERS GROWTH FUND -- 2004 SEMIANNUAL REPORT

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
17 -- AXP PARTNERS GROWTH FUND -- 2004 SEMIANNUAL REPORT

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.
Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.78% to 0.68% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Growth Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $9,163 for the six months ended Nov. 30, 2004.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.04% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has Subadvisory Agreements with Goldman Sachs Asset Management, L.P. and Eagle Asset Management, Inc. New investments in the Fund, net of any redemptions, are allocated in accordance with AEFC's determination of the allocation that is in the best interests of the shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

--------------------------------------------------------------------------------
18 -- AXP PARTNERS GROWTH FUND -- 2004 SEMIANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $50,269 for Class A, $1,915 for Class B and $22 for Class C for the six months ended Nov. 30, 2004.

For the six months ended Nov. 30, 2004, AEFC and its affiliates waived certain fees and expenses to 1.49% for Class A, 2.26% for Class B, 2.26% for Class C, 1.07% for Class I and 1.28% for Class Y. Of these waived fees and expenses, the class specific transfer agency fees waived for Class A, Class B, Class C and Class Y were $5,970, $1,969, $139 and $43, respectively, which represent 0.08%, 0.09%, 0.11% and 0.14%, respectively, of the Fund's average daily net assets. In addition, AEFC and its affiliates have agreed to waive certain fees and expenses until May 31, 2005. Under this agreement, net expenses will not exceed 1.50% for Class A, 2.27% for Class B, 2.27% for Class C, 1.12% for Class I and 1.31% for Class Y of the Fund's average daily net assets.

During the six months ended Nov. 30, 2004, the Fund's custodian and transfer agency fees were reduced by $30 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

--------------------------------------------------------------------------------
19 -- AXP PARTNERS GROWTH FUND -- 2004 SEMIANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $38,339,236 and $8,011,110, respectively, for the six months ended Nov. 30, 2004. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadvisers were $38 for the six months ended Nov. 30, 2004.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                              Six months ended Nov. 30, 2004
                                              Class A      Class B       Class C      Class I      Class Y
Sold                                        1,053,205      372,677        11,651    4,680,514        1,538
Issued for reinvested distributions                --           --            --           --           --
Redeemed                                     (203,112)    (153,485)       (4,729)      (2,969)          --
                                            ---------     --------        ------    ---------        -----
Net increase (decrease)                       850,093      219,192         6,922    4,677,545        1,538
                                            ---------      -------        ------    ---------        -----

                                                                  Year ended May 31, 2004
                                              Class A      Class B       Class C     Class I*      Class Y
Sold                                        1,357,844      742,943        48,730    1,425,969       10,048
Issued for reinvested distributions            12,861        7,783           400           --           45
Redeemed                                     (155,187)     (83,494)       (5,093)         (20)        (551)
                                            ---------      -------        ------    ---------        -----
Net increase (decrease)                     1,215,518      667,232        44,037    1,425,949        9,542
                                            ---------      -------        ------    ---------        -----

* Inception date was March 4, 2004.

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the six months ended Nov. 30, 2004.

--------------------------------------------------------------------------------
20 -- AXP PARTNERS GROWTH FUND -- 2004 SEMIANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                                            2004(h)      2004           2003(b)
Net asset value, beginning of period                                                  $5.79        $5.36          $5.11
                                                                                      -----        -----          -----
Income from investment operations:
Net investment income (loss)                                                            .01         (.02)            --
Net gains (losses) (both realized and unrealized)                                      (.01)         .57            .25
                                                                                      -----        -----          -----
Total from investment operations                                                         --          .55            .25
                                                                                      -----        -----          -----
Less distributions:
Distributions from realized gains                                                        --         (.12)            --
                                                                                      -----        -----          -----
Net asset value, end of period                                                        $5.79        $5.79          $5.36
                                                                                      -----        -----          -----
Ratios/supplemental data
Net assets, end of period (in millions)                                                 $17          $12             $5
Ratio of expenses to average daily net assets(c),(d)                                  1.49%(e)     1.40%          1.20%(e)
Ratio of net investment income (loss) to average daily net assets                      .26%(e)     (.48%)          .16%(e)
Portfolio turnover rate (excluding short-term securities)                               20%          66%            10%
Total return(f)                                                                         --%(g)    10.32%          4.89%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.58% for the six months ended Nov. 30, 2004 and 3.06% and 23.71% for the periods ended May 31, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Nov. 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
21 -- AXP PARTNERS GROWTH FUND -- 2004 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                                            2004(h)      2004           2003(b)
Net asset value, beginning of period                                                  $5.74        $5.35          $5.11
                                                                                      -----        -----          -----
Income from investment operations:
Net investment income (loss)                                                           (.01)        (.03)          (.01)
Net gains (losses) (both realized and unrealized)                                      (.02)         .54            .25
                                                                                      -----        -----          -----
Total from investment operations                                                       (.03)         .51            .24
                                                                                      -----        -----          -----
Less distributions:
Distributions from realized gains                                                        --         (.12)            --
                                                                                      -----        -----          -----
Net asset value, end of period                                                        $5.71        $5.74          $5.35
                                                                                      -----        -----          -----
Ratios/supplemental data
Net assets, end of period (in millions)                                                  $5           $4            $--
Ratio of expenses to average daily net assets(c),(d)                                  2.26%(e)     2.17%          1.89%(e)
Ratio of net investment income (loss) to average daily net assets                     (.55%)(e)   (1.25%)         (.78%)(e)
Portfolio turnover rate (excluding short-term securities)                               20%          66%            10%
Total return(f)                                                                       (.52%)(g)    9.57%          4.70%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.36% for the six months ended Nov. 30, 2004 and 3.83% and 24.48% for the periods ended May 31, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Nov. 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
22 -- AXP PARTNERS GROWTH FUND -- 2004 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                                            2004(h)      2004           2003(b)
Net asset value, beginning of period                                                  $5.75        $5.35          $5.11
                                                                                      -----        -----          -----
Income from investment operations:
Net investment income (loss)                                                           (.01)        (.03)          (.01)
Net gains (losses) (both realized and unrealized)                                      (.02)         .55            .25
                                                                                      -----        -----          -----
Total from investment operations                                                       (.03)         .52            .24
                                                                                      -----        -----          -----
Less distributions:
Distributions from realized gains                                                        --         (.12)            --
                                                                                      -----        -----          -----
Net asset value, end of period                                                        $5.72        $5.75          $5.35
                                                                                      -----        -----          -----
Ratios/supplemental data
Net assets, end of period (in millions)                                                 $--          $--            $--
Ratio of expenses to average daily net assets(c),(d)                                  2.26%(e)     2.18%          1.86%(e)
Ratio of net investment income (loss) to average daily net assets                     (.57%)(e)   (1.27%)         (.53%)(e)
Portfolio turnover rate (excluding short-term securities)                               20%          66%            10%
Total return(f)                                                                       (.52%)(g)    9.75%          4.70%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.38% for the six months ended Nov. 30, 2004 and 3.83% and 24.49% for the periods ended May 31, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Nov. 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
23 -- AXP PARTNERS GROWTH FUND -- 2004 SEMIANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended May 31,                                                            2004(h)      2004(b)
Net asset value, beginning of period                                                  $5.80        $6.10
                                                                                      -----        -----
Income from investment operations:
Net investment income (loss)                                                            .02         (.01)
Net gains (losses) (both realized and unrealized)                                      (.01)        (.29)
                                                                                      -----        -----
Total from investment operations                                                        .01         (.30)
                                                                                      -----        -----
Net asset value, end of period                                                        $5.81        $5.80
                                                                                      -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                                 $35           $8
Ratio of expenses to average daily net assets(c),(d)                                  1.07%(e)     1.03%(e)
Ratio of net investment income (loss) to average daily net assets                     1.00%(e)      .03%(e)
Portfolio turnover rate (excluding short-term securities)                               20%          66%
Total return(f)                                                                        .17%(g)    (4.91%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class I would have been 1.08% for the six months ended Nov. 30, 2004 and 1.58% for the period ended May 31, 2004.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Nov. 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
24 -- AXP PARTNERS GROWTH FUND -- 2004 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                                            2004(h)      2004           2003(b)
Net asset value, beginning of period                                                  $5.81        $5.36          $5.11
                                                                                      -----        -----          -----
Income from investment operations:
Net investment income (loss)                                                            .01         (.01)            --
Net gains (losses) (both realized and unrealized)                                      (.01)         .58            .25
                                                                                      -----        -----          -----
Total from investment operations                                                         --          .57            .25
                                                                                      -----        -----          -----
Less distributions:
Distributions from realized gains                                                        --         (.12)            --
                                                                                      -----        -----          -----
Net asset value, end of period                                                        $5.81        $5.81          $5.36
                                                                                      -----        -----          -----
Ratios/supplemental data
Net assets, end of period (in millions)                                                 $--          $--            $--
Ratio of expenses to average daily net assets(c),(d)                                  1.28%(e)     1.22%          1.07%(e)
Ratio of net investment income (loss) to average daily net assets                      .39%(e)     (.33%)          .31%(e)
Portfolio turnover rate (excluding short-term securities)                               20%          66%            10%
Total return(f)                                                                         --%(g)    10.72%          4.89%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.43% for the six months ended Nov. 30, 2004 and 2.87% and 23.53% for the periods ended May 31, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Nov. 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
25 -- AXP PARTNERS GROWTH FUND -- 2004 SEMIANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Nov. 30, 2004.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
26 -- AXP PARTNERS GROWTH FUND -- 2004 SEMIANNUAL REPORT

                                                       Beginning               Ending                Expenses paid
                                                     account value          account value          during the period
                                                     June 1, 2004           Nov. 30, 2004     June 1, 2004-Nov. 30, 2004
Class A
   Actual(a)                                            $1,000                $1,000.00                 $7.59(b)
   Hypothetical (5% return before expenses)             $1,000                $1,017.89                 $7.66(b)
Class B
   Actual(a)                                            $1,000                  $994.80                $11.49(c)
   Hypothetical (5% return before expenses)             $1,000                $1,013.96                $11.60(c)
Class C
   Actual(a)                                            $1,000                  $994.80                $11.49(d)
   Hypothetical (5% return before expenses)             $1,000                $1,013.96                $11.60(d)
Class I
   Actual(a)                                            $1,000                $1,001.70                 $5.46(e)
   Hypothetical (5% return before expenses)             $1,000                $1,020.03                 $5.51(e)
Class Y
   Actual(a)                                            $1,000                $1,000.00                 $6.52(f)
   Hypothetical (5% return before expenses)             $1,000                $1,018.96                 $6.58(f)

(a) Based on the actual return for the six months ended Nov. 30, 2004: 0.00% for Class A, -0.52% for Class B, -0.52% for Class C, 0.17% for Class I and 0.00% for Class Y.

(b) Expenses are equal to the Fund's Class A annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

(c) Expenses are equal to the Fund's Class B annualized expense ratio of 2.26%, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

(d) Expenses are equal to the Fund's Class C annualized expense ratio of 2.26%, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

(e) Expenses are equal to the Fund's Class I annualized expense ratio of 1.07%, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

(f) Expenses are equal to the Fund's Class Y annualized expense ratio of 1.28%, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

--------------------------------------------------------------------------------
27 -- AXP PARTNERS GROWTH FUND -- 2004 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
28 -- AXP PARTNERS GROWTH FUND -- 2004 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R) Partners
        Select
           Value
             Fund

Semiannual Report for the
Period Ended
Nov. 30, 2004

AXP Partners Select Value Fund seeks to provide shareholders with long-term growth of capital.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
Partners Funds                                                        (R)

Table of Contents

Fund Snapshot                              3

Performance Summary                        4

Questions & Answers
   with Portfolio Management               5

Investments in Securities                  8

Financial Statements                      13

Notes to Financial Statements             16

Fund Expenses Example                     28

Proxy Voting                              30

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American Express(R) Funds' reports to shareholders have been awarded the
Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2   --   AXP PARTNERS SELECT VALUE FUND   --   2004 SEMIANNUAL REPORT
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Fund Snapshot
        AT NOV. 30, 2004

PORTFOLIO MANAGER

Gabelli Asset Management Company

Portfolio manager                 Since               Years in industry
Mario J. Gabelli, CFA             3/02                       38

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital.

Inception dates by class
A: 3/8/02       B: 3/8/02       C: 3/8/02       Y: 3/8/02

Ticker symbols by class
A: AXVAX        B: AXVBX        C: ACSVX        Y: --

Total net assets                                         $740.2 million

Number of holdings                                                  282

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND     GROWTH
  X                       LARGE
  X                       MEDIUM  SIZE
  X                       SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

[pie chart]

Consumer discretionary 33.5%
Consumer staples 14.6%
Industrials 13.8%
Short-term securities* 7.8%
Utilities 6.7%
Telecommunication services 4.8%
Energy 4.2%
Health care 4.2%
Financials 3.9%
Materials 2.9%
Information technology 2.6%
Telecommunications 1.0%

* Of the 7.8%, 2.3% is due to security lending activity and 5.5% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets
Liberty Media Cl A (Media)                                         1.9%
Cablevision Systems Cl A (Cable)                                   1.8
Tribune (Media)                                                    1.8
Time Warner (Media)                                                1.8
Deere & Co (Machinery)                                             1.7
Cooper Inds Cl A (Multi-industry)                                  1.5
Archer-Daniels-Midland (Food)                                      1.5
Walt Disney (Media)                                                1.4
News Corp Cl A (Media)                                             1.4
Honeywell Intl (Aerospace & defense)                               1.3

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of small- and medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies also have fewer financial resources.

Fund holdings are subject to change.

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3   --   AXP PARTNERS SELECT VALUE FUND   --   2004 SEMIANNUAL REPORT
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Performance Summary

[bar chart]

                             PERFORMANCE COMPARISON
                     For the six-month period ended Nov. 30, 2004

               (bar 1)               (bar 2)               (bar 3)
               +7.58%                +11.44%               +9.02%

(bar 1) AXP Partners Select Value Fund Class A (excluding sales charge) (bar 2) Russell 3000(R) Value Index(1) (unmanaged)
(bar 3) Lipper Multi-Cap Value Funds Index(2)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

(1) Russell 3000(R) Value Index, an unmanaged index, measures the performance of those Russell 3000(R) Index companies with lower price-to-book ratios and lower forecasted growth values.

(2) The Lipper Multi-Cap Value Funds Index includes the 30 largest multi-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS

                            Class A               Class B                        Class C                   Class Y
(Inception dates)          (3/8/02)              (3/8/02)                       (3/8/02)                  (3/8/02)
                      NAV(1)     POP(2)     NAV(1)    After CDSC(3)       NAV(1)    After CDSC(4)    NAV(5)      POP(5)
at Nov. 30, 2004
6 months*            +7.58%     +1.39%     +7.02%       +2.02%           +7.19%       +6.19%        +7.72%      +7.72%
1 year              +15.49%     +8.85%    +14.55%      +10.55%          +14.72%      +14.72%       +15.64%     +15.64%
Since inception      +9.75%     +7.39%     +8.90%       +7.63%           +8.96%       +8.96%        +9.95%      +9.95%

at Dec. 31, 2004
6 months*            +9.52%     +3.23%     +8.94%       +3.94%           +9.12%       +8.12%        +9.51%      +9.51%
1 year              +13.51%     +6.99%    +12.60%       +8.60%          +12.60%      +12.60%       +13.49%     +13.49%
Since inception     +10.90%     +8.59%    +10.08%       +8.87%          +10.08%      +10.08%       +11.04%     +11.04%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

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4   --   AXP PARTNERS SELECT VALUE FUND   --   2004 SEMIANNUAL REPORT
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Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Performance Summary

AXP(R) Partners Select Value Fund is managed by Gabelli Asset Management Company, an independent money management firm. The Fund seeks to provide long-term capital growth by investing in undervalued stocks of large-, medium- and small-sized companies.

For the six months ended Nov. 30, 2004, the Fund's Class A shares (excluding sales charges) rose 7.58%. The Fund's benchmark, the Russell 3000(R) Value Index (Russell Index), rose 11.44% for the same period. The Fund's peer group, as represented by the Lipper Multi-Cap Value Funds Index, rose 9.02%.

On June 25, 2004, AXP(R) Progressive Fund merged into AXP(R) Partners Select Value Fund. Special dividends in the amount of $0.02560 per share (ordinary income) and $0.05416 per share (long-term capital gains) were paid to AXP Partners Select Value Fund shareholders of record on June 24, 2004.

Q:   What factors most significantly affected performance during the period?

     Gabelli: Our company specific, research-intensive approach is one that focuses on buying businesses -- ownership stakes in enterprises -- not merely stocks. We like to own companies with favorable fundamental characteristics. Within the industries that encompass our core competencies, we want to own those that may benefit from a catalyst or change within the company or the industry.

     Because we focus on specific industries, our underperformance for the period was due to differences in industry weightings vs. the Russell Index. Specifically, energy stocks were up sharply and we were not invested in that area. Our large commitment to advertiser-supported media reflects our appreciation of this franchise business that typically has barriers to entry. Despite the attractiveness of the industry, the short-term performance of media stocks was poor. In addition, performance was hurt by several pharmaceutical holdings.

     For much of the period, high energy prices and uncertainty about the U.S. presidential election preoccupied investors and weighed on the equity market. Over the summer, economic data suggested somewhat slower growth in the U.S., which also affected investor sentiment. Sharp increases in gasoline prices contributed to lower retail sales during the summer months. Generally, stock prices declined when oil prices were rising and rose when oil prices were declining. In October, oil prices hit a $55 per barrel peak for the period.

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5   --   AXP PARTNERS SELECT VALUE FUND   --   2004 SEMIANNUAL REPORT
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Questions & Answers

(begin callout quote)> For much of the period, high energy prices and uncertainty about the presidential election preoccupied investors and weighed on the equity market. (end callout quote)

     Investors turned bullish in November after oil prices began to recede and once the presidential election was decided without a prolonged vote count. The Fund achieved more than half of its six-month gain in the month of November.

     Stocks that contributed to the Fund's performance during the period included SPS Technologies, AT&T Wireless and Cox Communications, all of which were the object of takeovers. Our holdings of wine maker Robert Mondavi were also beneficial as the stock advanced sharply when Constellation Brands offered to buy it.

     Industrial stocks continued to outpace the broader market during the period. Within the Fund's portfolio, Park Ohio, GenCorp, Hercules, Precision Castparts, Chemed and Curtiss Wright were all strong performers. Gaming stocks Aztar, Kerzner International and MGM Mirage also contributed positively to the Fund's results.

Q:   What changes were made to the Fund's portfolio?

     Gabelli: We initiated positions in industrial companies Dana, AutoNation, Cooper Industries and ITT Industries. We purchased additional shares of media companies Fox Entertainment, Tribune, Time Warner, Disney and Liberty Media.

     We sold shares of SPS Technologies, which was taken over by Precision Castparts, AT&T Wireless, which was bought by Cingular, and Cox Communications, which was bought by parent Cox Enterprises. Based on our outlook for the automotive industry, we sold our entire position in General Motors. The big three car companies have maintained sales through aggressive rebates. At some point, however, we believe consumer spending will wane and GM will face either a slowdown in sales or in profits.

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6   --   AXP PARTNERS SELECT VALUE FUND   --   2004 SEMIANNUAL REPORT
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Questions & Answers

(begin callout quote)> It appears that investors are beginning to refocus on fundamentals, which should favor strategies such as ours that rely on intense, company-specific research. (end callout quote)

     We also took advantage of Verizon's strong performance to sell our position. We are concerned that the company faces competition from voice over Internet protocol, which allows telephone calls to be made via the Internet rather than traditional phone lines.

Q:   How are you positioning the Fund for the months ahead?

     Gabelli: We expect the Federal Reserve Board to continue to raise short-term interest rates. With companies passing on higher costs to consumers, we anticipate sufficient inflationary pressure to push interest rates higher in the quarters ahead.

     We remain concerned about the lack of an energy policy in the United States. China, with 25% of the world's population, currently consumes just 5% of the world's energy. Clearly, there are potentially serious implications for the world's energy supply as China's population progresses from the bicycle to the moped to the car.

     In the year ahead, we expect to see a less stringent regulatory climate for companies that own newspapers and television stations. This could translate into more meaningful consolidation for small broadcasters, which we think are selling at very reasonable cash flow multiples. Although the Fund's holdings of these stocks hampered performance during the past six months, we believe they could be among the better performers next year, given the possible relaxing of cross ownership rules that now limit mergers between broadcasters and publishers.

     Overall, it appears that investors are beginning to refocus on fundamentals, which should favor strategies such as ours that rely on intense, company-specific research.

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7   --   AXP PARTNERS SELECT VALUE FUND   --   2004 SEMIANNUAL REPORT
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Investments in Securities

AXP Partners Select Value Fund

Nov. 30, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (94.6%)
Issuer                                        Shares               Value(a)

Aerospace & defense (3.4%)
Curtiss-Wright Cl B                            94,000            $5,482,080
Empresa Brasileira de
  Aeronautica ADR                              29,000(c)            811,130
Fairchild Cl A                                100,000(b)            300,000
Honeywell Intl                                290,000            10,245,700
Northrop Grumman                               30,000             1,689,900
Precision Castparts                            50,001             3,242,065
Sequa Cl A                                     15,000(b)            895,500
Sequa Cl B                                     22,500(b)          1,355,625
Titan                                          67,000(b)          1,079,370
Total                                                            25,101,370

Automotive & related (4.9%)
Autoliv                                         2,000(c)             93,480
AutoNation                                    300,000(b)          5,556,000
BorgWarner                                     40,000             2,002,400
DaimlerChrysler                                25,000(c)          1,120,250
Dana                                          516,100             8,438,235
GenCorp                                       180,000             3,025,800
Genuine Parts                                 150,000             6,511,500
Johnson Controls                               10,000               614,000
Midas                                          60,000(b)          1,158,600
Modine Mfg                                    120,000             3,858,000
Navistar Intl                                  75,000(b)          3,086,250
PACCAR                                          6,000               468,600
Raytech                                        26,000                48,100
TRW Automotive Holdings                        21,000(b)            444,780
Total                                                            36,425,995

Banks and savings & loans (2.0%)
Bank of America                                60,000             2,776,200
BB&T                                            7,000               297,150
Compass Bancshares                             10,000               465,600
Deutsche Bank                                  42,000(c,d)        3,561,600
Hibernia Cl A                                  45,500             1,315,860
M&T Bank                                       14,000             1,475,740
Mellon Financial                               22,000               642,840
Northern Trust                                 12,000               564,480
PNC Financial Services Group                   25,000             1,360,000
State Street                                    6,000               267,360
Wilmington Trust                               65,000             2,349,750
Total                                                            15,076,580

Beverages & tobacco (4.0%)
Allied Domecq ADR                             105,000(c)          4,202,100
Anheuser-Busch Companies                       20,000             1,001,800
Brown-Forman Cl A                              43,000             2,148,280
Coca-Cola                                     135,000             5,306,850
Diageo ADR                                     80,000(c)          4,507,200
Fomento Economico
  Mexicano ADR                                 69,000(c)          3,296,820
Fortune Brands                                 10,000               784,800
Gallaher Group ADR                             15,000(c)            829,650
PepsiAmericas                                  65,000             1,372,150
PepsiCo                                        15,000               748,650
Robert Mondavi Cl A                            10,000(b)            563,000
Swedish Match                                 400,000(c)          4,541,597
Total                                                            29,302,897

Broker dealers (0.4%)
Bear Stearns Companies                          7,000               683,060
BKF Capital Group                               5,000               161,000
Merrill Lynch & Co                             35,000             1,949,850
Total                                                             2,793,910

Building materials & construction (0.6%)
Southern Energy Homes                           1,500(b)              6,930
Tredegar                                       20,000               372,600
Watts Water Technologies Cl A                 130,000             3,981,900
Total                                                             4,361,430

Cable (3.1%)
Cablevision Systems Cl A                      645,000(b)         13,770,750
Comcast Cl A                                   35,000(b)          1,051,400
Cox Communications Cl A                       150,000(b)          5,200,500
EchoStar Communications Cl A                   85,000(b)          2,787,150
Total                                                            22,809,800

Cellular telecommunications (1.1%)
mmO2 ADR                                       74,500(b,c)        1,627,825
Nextel Communications Cl A                     10,000(b)            284,600
Rogers Communications Cl B                     30,000(c)            724,500
US Cellular                                   104,200(b)          4,610,850
Western Wireless Cl A                          20,000(b)            540,000
Total                                                             7,787,775

See accompanying notes to investments in securities.

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8   --   AXP PARTNERS SELECT VALUE FUND   --   2004 SEMIANNUAL REPORT
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Common stocks (continued)
Issuer                                        Shares               Value(a)

Chemicals (1.4%)
Albemarle                                      20,000              $796,800
Ecolab                                         44,000             1,539,120
Ferro                                          60,000             1,372,800
Givaudan                                          250(c)            165,409
Great Lakes Chemical                           50,000             1,465,000
HB Fuller                                      15,000               429,300
Hercules                                      205,000(b)          3,054,500
MacDermid                                      20,000               736,400
Omnova Solutions                               80,000(b)            456,800
Total                                                            10,016,129

Electronics (2.3%)
CTS                                           225,000             3,006,000
Cypress Semiconductor                          40,000(b)            394,000
Magnetek                                       10,000(b)             66,100
Mykrolis                                       25,000(b)            306,500
Texas Instruments                             205,000             4,956,900
Thomas & Betts                                251,000(b)          7,941,640
Total                                                            16,671,140

Energy (4.3%)
BP ADR                                         22,000(c)          1,349,700
Burlington Resources                           40,000             1,856,400
Cabot Oil & Gas                                29,400             1,422,372
ChevronTexaco                                  60,000             3,276,000
ConocoPhillips                                 75,000             6,824,250
Devon Energy                                   84,000             3,479,280
Exxon Mobil                                   145,000             7,431,250
Kerr-McGee                                     27,000             1,680,210
Royal Dutch Petroleum                          75,000(c)          4,294,500
Total                                                            31,613,962

Energy equipment & services (0.1%)
Transocean                                     12,000(b)            483,240

Engineering & construction (--%)
Palm Harbor Homes                              23,000(b)            359,030

Environmental services (1.8%)
Allied Waste Inds                             255,000(b)          2,317,950
Republic Services                             150,000             4,723,500
Waste Management                              200,000 (d)         5,962,000
Total                                                            13,003,450

Financial services (0.4%)
H&R Block                                      20,000               954,000
T Rowe Price Group                             40,000             2,366,400
Total                                                             3,320,400

Food (7.9%)
Archer-Daniels-Midland                        520,000            11,023,999
Cadbury Schweppes ADR                          90,000(c)          3,240,000
Campbell Soup                                 100,000             2,853,000
Corn Products Intl                             82,000             4,462,440
Del Monte Foods                               350,355(b)          3,801,352
Dreyer's Grand Ice Cream Holdings              53,100             4,260,213
Flowers Foods                                  75,000             2,289,750
General Mills                                 127,000             5,777,230
Groupe Danone ADR                             125,000(c)          2,225,000
Hershey Foods                                  25,000             1,295,000
HJ Heinz                                       90,000             3,344,400
Ralcorp Holdings                               10,000               412,000
Sensient Technologies                         285,000             6,569,250
JM Smucker                                     14,000               636,720
Tootsie Roll Inds                              14,832               460,534
WM Wrigley Jr                                  90,000             6,192,000
Total                                                            58,842,888

Furniture & appliances (0.2%)
Aaron Rents Cl A                                4,500                98,775
Fedders                                        37,000               111,000
Thomas Inds                                    41,000             1,606,380
Total                                                             1,816,155

Health care products (3.4%)
Abbott Laboratories                            16,000               671,360
Bio-Rad Laboratories Cl A                       5,000(b)            283,500
BIOLASE Technology                             45,000(d)            406,800
Bristol-Myers Squibb                          110,000             2,585,000
DENTSPLY Intl                                  15,000               789,150
Eli Lilly & Co                                 70,000             3,733,100
INAMED                                         50,000(b)          2,682,500
IVAX                                           50,000(b)            780,500
Merck & Co                                     70,000             1,961,400
Orthofix Intl                                  25,000(b,c)          948,275
Patterson Companies                            50,000(b)          2,043,000
Pfizer                                        180,000             4,998,600
Sybron Dental Specialties                      60,000(b)          2,060,400
Wyeth                                          20,000               797,400
Young Innovations                              10,100               322,594
Zimmer Holdings                                 1,000(b)             81,600
Total                                                            25,145,179

Health care services (0.9%)
Chemed                                         53,000             3,288,120
Henry Schein                                   40,000(b)          2,607,200
Matthews Intl Cl A                             20,000               737,400
Owens & Minor                                  10,000               277,500
Total                                                             6,910,220

See accompanying notes to investments in securities.

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9   --   AXP PARTNERS SELECT VALUE FUND   --   2004 SEMIANNUAL REPORT
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Common stocks (continued)
Issuer                                        Shares               Value(a)

Home building (1.1%)
Cavalier Homes                                 50,000(b)           $276,500
Cavco Inds                                     12,000(b)            483,600
Champion Enterprises                          225,000(b)          2,583,000
Fleetwood Enterprises                         240,000(b)          3,252,000
Nobility Homes                                 10,800               233,280
Skyline                                        30,000             1,240,500
Total                                                             8,068,880

Household products (2.2%)
Church & Dwight                               120,000             3,746,400
Clorox                                         30,000             1,653,600
Energizer Holdings                             70,000(b)          3,269,000
Gillette                                       10,000               434,900
Procter & Gamble                              123,000             6,578,040
Rayovac                                        10,000(b)            296,800
Weider Nutrition Intl                         110,000(b)            466,400
Total                                                            16,445,140

Industrial transportation (0.2%)
GATX                                           50,000             1,472,000
Norfolk Southern                               11,000               377,630
Total                                                             1,849,630

Insurance (1.0%)
Alleghany                                      10,000(b)          2,825,700
American Intl Group                            15,000               950,250
Argonaut Group                                 15,000(b)            298,200
Fidelity Natl Financial                        18,000               772,020
Phoenix Companies                              50,000               610,000
Unitrin                                        40,000             1,905,600
Total                                                             7,361,770

Leisure time & entertainment (2.0%)
Canterbury Park Holding                        55,000               957,000
Churchill Downs                                30,000             1,393,500
Coachmen Inds                                  30,000               482,100
Dover Motorsports                              70,000               340,200
Gemstar-TV Guide Intl                         650,000(b)          3,542,500
Magna Entertainment Cl A                       50,000(b,c)          300,000
Six Flags                                     145,000(b)            704,700
Viacom Cl A                                   200,000 (d)         7,114,000
Total                                                            14,834,000

Lodging & gaming (2.9%)
Aztar                                          90,000(b)          3,043,800
Boca Resorts Cl A                              77,000(b)          1,843,380
Dover Downs Gaming
  & Entertainment                              65,000               733,850
Gaylord Entertainment                         100,000(b)          3,524,000
Hilton Group                                  600,000(c)          2,961,096
Hilton Hotels                                 280,000             5,784,800
Kerzner Intl                                   14,000(b,c)          797,580
MGM Mirage                                     48,000(b)          2,798,400
Total                                                            21,486,906

Machinery (3.1%)
Clarcor                                        38,000             1,995,760
CNH Global                                    152,000(c)          2,848,480
Deere & Co                                    179,000            12,839,670
Donaldson                                      24,000               744,000
Flowserve                                      63,000(b)          1,588,860
Oshkosh Truck                                  38,000             2,387,160
SL Inds                                         8,000(b)            111,280
Thermo Electron                                25,000(b)            756,250
Total                                                            23,271,460

Media (19.2%)
Beasley Broadcast Group Cl A                   80,000(b)          1,404,000
Belo Cl A                                      30,000               756,600
Cendant                                        70,000             1,586,900
Cox Radio Cl A                                 16,000(b)            254,400
DIRECTV Group                                  90,000(b)          1,439,100
Emmis Communications Cl A                      35,000(b)            647,150
EW Scripps Cl A                                87,000             4,066,380
Fisher Communications                          50,000(b)          2,351,500
Fox Entertainment Group Cl A                  300,000(b)          8,820,000
Granite Broadcasting                           72,000(b)             27,360
Gray Television                               140,000             2,100,000
Grupo Televisa ADR                             60,000(c)          3,736,200
IAC/InterActiveCorp                            65,000(b)          1,604,850
Journal Communications Cl A                    70,600             1,238,324
Journal Register                               40,000(b)            756,400
Knight-Ridder                                  65,000             4,425,850
Lee Enterprises                                32,000             1,525,760
Liberty                                         3,000               130,800
Liberty Media Cl A                          1,400,000(b)         14,461,999
Liberty Media Intl Cl A                       115,000(b)          4,951,900
LIN TV Cl A                                   151,500(b)          2,730,030
McClatchy Cl A                                 26,000             1,822,600
McGraw-Hill Companies                          25,000             2,193,250
Media General Cl A                            107,500             6,686,500
New York Times Cl A                           145,000             5,945,000
News Corp Cl A                                600,286            10,619,059
Paxson Communications                         120,000(b)            139,200
PRIMEDIA                                      300,000(b)            960,000
Pulitzer                                      153,000             9,732,330
Reader's Digest Assn                          136,896             1,957,613
Salem Communications Cl A                      20,000(b)            491,200
Sinclair Broadcast Group Cl A                 235,000             1,694,350

See accompanying notes to investments in securities.

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10   --   AXP PARTNERS SELECT VALUE FUND   --   2004 SEMIANNUAL REPORT
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Common stocks (continued)
Issuer                                        Shares               Value(a)

Media (cont.)
Thomas Nelson                                  35,000              $864,500
Time Warner                                   755,000(b)         13,371,050
Tribune                                       315,000            13,661,550
Walt Disney                                   400,000            10,752,000
Young Broadcasting Cl A                       130,000(b)          1,268,800
Total                                                           141,174,505

Miscellaneous (0.5%)
Middlesex Water                                28,400               565,160
Rollins                                        52,550             1,290,103
SJW                                            40,000             1,542,000
Total                                                             3,397,263

Multi-industry (5.1%)
Acuity Brands                                   5,000               147,150
AMETEK                                         36,000             1,176,480
Cooper Inds Cl A                              171,000            11,339,010
Crane                                         100,000             3,026,000
Imagistics Intl                                14,000(b)            501,200
ITT Inds                                      105,000             8,937,600
Manpower                                        3,000               145,110
Park-Ohio Holdings                             25,000(b)            562,000
Sony ADR                                       94,000(c)          3,417,840
Tyco Intl                                      13,000(c)            441,610
Vivendi Universal ADR                         285,000(b,c,d)      8,381,850
Total                                                            38,075,850

Paper & packaging (0.5%)
Greif Cl A                                     67,000             3,240,120
Sealed Air                                     10,000(b)            514,100
St. Joe                                         5,000               274,250
Total                                                             4,028,470

Precious metals (0.5%)
Barrick Gold                                   35,000(c)            860,650
Newmont Mining                                 63,000             2,983,050
Total                                                             3,843,700

Real estate investment trust (0.1%)
Starwood Hotels
  & Resorts Worldwide                          17,000               888,930

Restaurants (--%)
Steak n Shake                                   7,000(b)            130,340

Retail -- general (1.0%)
AutoZone                                       20,000(b)          1,712,000
CSK Auto                                      170,000(b)          2,607,800
Home Depot                                      4,000               167,000
Neiman Marcus Group Cl A                       50,000             3,265,500
Total                                                             7,752,300

Retail -- grocery (0.9%)
Albertson's                                   100,000             2,530,000
Safeway                                       200,000(b)          3,856,000
Total                                                             6,386,000

Telecom equipment & services (0.4%)
Corning                                        60,000(b)            754,800
Motorola                                      105,000             2,022,300
Sycamore Networks                              40,000(b)            150,000
Total                                                             2,927,100

Utilities -- electric (6.1%)
Allegheny Energy                              220,000(b,d)        4,210,800
Aquila                                        400,000(b)          1,400,000
CH Energy Group                                23,500             1,092,045
CMS Energy                                    150,000(b)          1,530,000
DPL                                           110,000             2,637,800
Duquesne Light Holdings                       160,000             2,822,400
Edison Intl                                    85,000             2,711,500
El Paso Electric                              230,000(b)          4,128,500
Energy East                                   160,000             4,027,200
FirstEnergy                                    10,000               422,300
FPL Group                                      20,000             1,406,600
Great Plains Energy                            25,000               740,250
Northeast Utilities                           191,000             3,481,930
NSTAR                                          80,000             4,052,000
PG&E                                           35,000(b)          1,164,100
TECO Energy                                    35,000               523,600
TXU                                             8,000               502,560
Westar Energy                                  83,000             1,838,450
Xcel Energy                                   370,000             6,682,200
Total                                                            45,374,235

Utilities -- natural gas (0.7%)
El Paso                                       192,000             2,004,480
Kinder Morgan                                   5,000               346,500
ONEOK                                          45,000             1,256,400
Southwest Gas                                  62,000             1,574,800
Total                                                             5,182,180

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
11   --   AXP PARTNERS SELECT VALUE FUND   --   2004 SEMIANNUAL REPORT

Issuer                                        Shares               Value(a)

Utilities -- telephone (4.9%)
AT&T                                           60,000            $1,098,000
BCE                                           100,000(c)          2,425,000
BellSouth                                      50,000             1,341,000
BT Group ADR                                   25,000(c)            931,750
CenturyTel                                     70,000             2,304,400
Cincinnati Bell                               470,000(b)          1,692,000
Citizens Communications                        90,000             1,287,000
Commonwealth
  Telephone Enterprises                       120,000(b)          5,839,200
Qwest Communications Intl                     950,000(b)          3,800,000
SBC Communications                             10,000               251,700
Sprint                                        372,500             8,496,725
Telephone & Data Systems                       85,000             6,587,500
Total                                                            36,054,275

Total common stocks
(Cost: $561,277,570)                                           $700,374,484

Short-term securities (8.1%)(e)
Issuer                 Effective              Amount               Value(a)
                         yield              payable at
                                             maturity

Commercial paper
Deutsche Bank Financial LLC
  12-01-04                2.07%           $30,000,000           $29,998,275
Grampian Funding LLC
  12-02-04                1.92             10,000,000             9,998,933
Morgan Stanley
  12-13-04                2.05              9,000,000             8,993,337
UBS Finance/Delaware LLC
  12-01-04                2.07             10,600,000            10,599,391

Total short-term securities
(Cost: $59,593,316)                                             $59,589,936

Total investments in securities
(Cost: $620,870,886)(f)                                        $759,964,420

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Nov. 30, 2004, the value of foreign securities represented 8.7% of net assets.

(d) At Nov. 30, 2004, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 2.4% of net assets. See Note 5 to the financial statements. 5.7% of net assets is the Fund's cash equivalent position.

(f) At Nov. 30, 2004, the cost of securities for federal income tax purposes was approximately $620,871,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                  $154,977,000
      Unrealized depreciation                                   (15,884,000)
                                                                -----------
      Net unrealized appreciation                              $139,093,000
                                                               ------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
12   --   AXP PARTNERS SELECT VALUE FUND   --   2004 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners Select Value Fund

Nov. 30, 2004 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
   (identified cost $620,870,886)                                                                              $759,964,420
Foreign currency holdings (identified cost $106,949) (Note 1)                                                       118,176
Capital shares receivable                                                                                           177,178
Dividends and accrued interest receivable                                                                           980,383
                                                                                                                    -------
Total assets                                                                                                    761,240,157
                                                                                                                -----------
Liabilities
Disbursements in excess of cash on demand deposit                                                                    64,907
Capital shares payable                                                                                               93,674
Payable for investment securities purchased                                                                       3,163,037
Payable upon return of securities loaned (Note 5)                                                                17,622,600
Accrued investment management services fee                                                                           15,653
Accrued distribution fee                                                                                              9,220
Accrued transfer agency fee                                                                                           3,797
Accrued administrative services fee                                                                                   1,184
Other accrued expenses                                                                                               80,300
                                                                                                                     ------
Total liabilities                                                                                                21,054,372
                                                                                                                 ----------
Net assets applicable to outstanding capital stock                                                             $740,185,785
                                                                                                               ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                       $  1,143,295
Additional paid-in capital                                                                                      637,414,729
Undistributed net investment income                                                                                 660,529
Accumulated net realized gain (loss) (Note 7)                                                                   (38,140,216)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                           139,107,448
                                                                                                                -----------
Total -- representing net assets applicable to outstanding capital stock                                       $740,185,785
                                                                                                               ============
Net assets applicable to outstanding shares:               Class A                                             $514,002,946
                                                           Class B                                             $196,194,180
                                                           Class C                                             $ 11,808,151
                                                           Class I                                             $ 18,103,008
                                                           Class Y                                             $     77,500
Net asset value per share of outstanding capital stock:    Class A shares              78,977,868              $       6.51
                                                           Class B shares              30,727,963              $       6.38
                                                           Class C shares               1,849,190              $       6.39
                                                           Class I shares               2,762,664              $       6.55
                                                           Class Y shares                  11,857              $       6.54
                                                                                           ------              ------------
* Including securities on loan, at value (Note 5)                                                              $ 16,863,426
                                                                                                               ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   --   AXP PARTNERS SELECT VALUE FUND   --   2004 SEMIANNUAL REPORT

Statement of operations
AXP Partners Select Value Fund

Six months ended Nov. 30, 2004 (Unaudited)
Investment income
Income:
Dividends                                                                      $ 5,479,688
Interest                                                                           241,092
Fee income from securities lending (Note 5)                                         25,547
   Less foreign taxes withheld                                                     (28,038)
                                                                                   -------
Total income                                                                     5,718,289
                                                                                 ---------
Expenses (Note 2):
Investment management services fee                                               2,452,111
Distribution fee
   Class A                                                                         569,468
   Class B                                                                         922,492
   Class C                                                                          55,260
Transfer agency fee                                                                657,596
Incremental transfer agency fee
   Class A                                                                          48,857
   Class B                                                                          36,661
   Class C                                                                           2,311
Service fee -- Class Y                                                                  37
Administrative services fees and expenses                                          203,071
Compensation of board members                                                        5,090
Custodian fees                                                                      26,320
Printing and postage                                                                43,610
Registration fees                                                                   21,902
Audit fees                                                                          10,000
Other                                                                               13,497
                                                                                    ------
Total expenses                                                                   5,068,283
   Earnings credits on cash balances (Note 2)                                       (3,150)
                                                                                    ------
Total net expenses                                                               5,065,133
                                                                                 ---------
Investment income (loss) -- net                                                    653,156
                                                                                   -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                7,548,296
   Foreign currency transactions                                                    (1,500)
                                                                                    ------
Net realized gain (loss) on investments                                          7,546,796
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies           41,167,731
                                                                                ----------
Net gain (loss) on investments and foreign currencies                           48,714,527
                                                                                ----------
Net increase (decrease) in net assets resulting from operations                $49,367,683
                                                                               ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   --   AXP PARTNERS SELECT VALUE FUND   --   2004 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Partners Select Value Fund                                                        Nov. 30, 2004             May 31, 2004
                                                                                    Six months ended             Year ended
                                                                                       (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                      $    653,156              $   (884,870)
Net realized gain (loss) on investments                                                 7,546,796                 8,071,299
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                  41,167,731                57,125,688
                                                                                       ----------                ----------
Net increase (decrease) in net assets resulting from operations                        49,367,683                64,312,117
                                                                                       ----------                ----------
Distributions to shareholders from:
   Net Investment income
        Class A                                                                                --                  (146,001)
        Class Y                                                                                --                       (55)
   Net realized gain
        Class A                                                                        (4,269,487)                 (309,482)
        Class B                                                                        (2,302,542)                 (173,020)
        Class C                                                                          (139,419)                  (10,594)
        Class I                                                                          (110,841)                       --
        Class Y                                                                              (908)                      (79)
                                                                                       ----------                  --------
Total distributions                                                                    (6,823,197)                 (639,231)
                                                                                       ----------                  --------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                             70,538,132               160,489,888
   Class B shares                                                                      24,332,636                76,761,401
   Class C shares                                                                       1,313,409                 5,077,931
   Class I shares                                                                      12,646,627                 6,411,201
   Class Y shares                                                                              --                    23,923
Fund merger (Note 7)
   Class A shares                                                                     125,319,243                        --
   Class B shares                                                                      15,378,619                        --
   Class C shares                                                                          69,498                        --
   Class Y shares                                                                           2,180                        --
Reinvestment of distributions at net asset value
   Class A shares                                                                       4,234,602                   452,142
   Class B shares                                                                       2,278,246                   171,192
   Class C shares                                                                         136,721                    10,393
   Class I shares                                                                         110,714                        --
   Class Y shares                                                                             748                       110
Payments for redemptions
   Class A shares                                                                     (39,594,435)              (34,809,323)
   Class B shares (Note 2)                                                            (28,325,555)              (20,273,421)
   Class C shares (Note 2)                                                               (834,492)               (1,398,808)
   Class I shares                                                                      (2,150,733)                  (14,053)
   Class Y shares                                                                              --                   (11,811)
                                                                                       ----------                  --------
Increase (decrease) in net assets from capital share transactions                     185,456,160               192,890,765
                                                                                      -----------               -----------
Total increase (decrease) in net assets                                               228,000,646               256,563,651
Net assets at beginning of period                                                     512,185,139               255,621,488
                                                                                      -----------               -----------
Net assets at end of period                                                          $740,185,785              $512,185,139
                                                                                     ============              ============
Undistributed net investment income                                                  $    660,529              $         --
                                                                                     ------------              ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   --   AXP PARTNERS SELECT VALUE FUND   --   2004 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Partners Select Value Fund

(Unaudited as to Nov. 30, 2004)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in common stocks, preferred stocks and securities convertible into common stocks that are listed on a nationally recognized securities exchange or traded on the NASDAQ National Market System of the National Association of Security Dealers.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Nov. 30, 2004, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 2.45% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
16   --   AXP PARTNERS SELECT VALUE FUND   --   2004 SEMIANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value (NAV). Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

--------------------------------------------------------------------------------
17   --   AXP PARTNERS SELECT VALUE FUND   --   2004 SEMIANNUAL REPORT

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Nov. 30, 2004, foreign currency holdings were entirely comprised of British Pounds.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
18   --   AXP PARTNERS SELECT VALUE FUND   --   2004 SEMIANNUAL REPORT

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend. On June 24, 2004, an additional dividend was paid before the merger to ensure that current shareholders of AXP Partners Select Value Fund would not experience a dilution in their share of the Fund's income or capital gains.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.78% to 0.65% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Multi-Cap Value Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $116,263 for the six months ended Nov. 30, 2004.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.035% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has a Subadvisory Agreement with GAMCO Investors, Inc., which does business under the name Gabelli Asset Management Company.

--------------------------------------------------------------------------------
19   --   AXP PARTNERS SELECT VALUE FUND   --   2004 SEMIANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $768,154 for Class A, $90,161 for Class B and $1,071 for Class C for the six months ended Nov. 30, 2004.

Beginning June 9, 2004, AEFC and its affiliates have agreed to waive certain fees and expenses until May 31, 2005. Under this agreement, net expenses will not exceed 1.35% for Class A, 2.11% for Class B, 2.11% for Class C, 1.00% for Class I and 1.17% for Class Y of the Fund's average daily net assets.

During the six months ended Nov. 30, 2004, the Fund's custodian and transfer agency fees were reduced by $3,150 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $201,813,887 (including $118,645,347 from AXP Progressive Fund that was acquired in the fund merger as described in Note 7) and $54,956,893, respectively, for the six months ended Nov. 30, 2004. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadviser were $115,613 for the six months ended Nov. 30, 2004.

--------------------------------------------------------------------------------
20   --   AXP PARTNERS SELECT VALUE FUND   --   2004 SEMIANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                               Six months ended Nov. 30, 2004
                                              Class A        Class B      Class C        Class I      Class Y
Sold                                       11,668,398      4,068,291      220,763      2,067,249           --
Fund merger                                20,446,384      2,546,185       11,514             --          354
Issued for reinvested distributions           688,553        376,570       22,598         17,915          121
Redeemed                                   (6,504,265)    (4,806,997)    (139,894)      (357,595)          --
                                           ----------     ----------     --------      ---------       ------
Net increase (decrease)                    26,299,070      2,184,049      114,981      1,727,569          475
                                           ----------     ----------     --------      ---------       ------

                                                                   Year ended May 31, 2004
                                              Class A        Class B      Class C       Class I*      Class Y
Sold                                       27,997,866     13,591,264      900,081      1,037,376        4,387
Issued for reinvested distributions            76,635         29,364        1,783             --           19
Redeemed                                   (5,954,568)    (3,578,009)    (244,224)        (2,281)      (2,067)
                                           ----------     ----------     --------      ---------       ------
Net increase (decrease)                    22,119,933     10,042,619      657,640      1,035,095        2,339
                                           ----------     ----------     --------      ---------       ------

* Inception date was March 4, 2004.

5. LENDING OF PORTFOLIO SECURITIES

At Nov. 30, 2004, securities valued at $16,863,426 were on loan to brokers. For collateral, the Fund received $17,622,600 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $25,547 for the six months ended Nov. 30, 2004. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the six months ended Nov. 30, 2004.

--------------------------------------------------------------------------------
21   --   AXP PARTNERS SELECT VALUE FUND   --   2004 SEMIANNUAL REPORT

7. FUND MERGER

At the close of business on June 25, 2004, AXP Partners Select Value Fund acquired the assets and assumed the identified liabilities of AXP Progressive Fund. The reorganization was completed after shareholders approved the plan on June 9, 2004.

The aggregate net assets of AXP Partners Select Value Fund immediately before the acquisition were $528,993,724 and the combined net assets immediately after the acquisition were $669,763,264.

The merger was accomplished by a tax-free exchange of 20,805,224 shares of AXP Progressive Fund valued at $140,769,540.

In exchange for the AXP Progressive Fund shares and net assets, AXP Partners Select Value Fund issued the following number of shares:

                                                                      Shares
Class A                                                             20,446,384
Class B                                                              2,546,185
Class C                                                                 11,514
Class Y                                                                    354

AXP Progressive Fund's net assets at the merger date were as follows, which include the following amounts of capital stock, unrealized appreciation, accumulated net realized loss and undistributed net investment income.

                                                                        Accumulated    Undistributed
                          Total net         Capital    Unrealized      net realized   net investment
                            assets           stock    appreciation         loss           income
AXP Progressive Fund    $140,769,540    $164,701,388  $20,528,831     $(44,468,052)      $7,373

The accumulated net realized loss is due to capital loss carry-overs acquired from the AXP Progressive Fund merger. In addition to the acquired capital loss carry-overs, the Fund also acquired unrealized capital gains as a result of the merger. The yearly utilization of the acquired capital losses as well as the utilization of the acquired unrealized lossses is limited by the Internal Revenue Code. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
22   --   AXP PARTNERS SELECT VALUE FUND   --   2004 SEMIANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2004(h)      2004        2003        2002(b)
Net asset value, beginning of period                                     $6.13        $5.11       $5.01       $5.13
                                                                         -----        -----       -----       -----
Income from investment operations:
Net investment income (loss)                                               .01           --         .01          --
Net gains (losses) (both realized and unrealized)                          .45         1.03         .10        (.12)
                                                                         -----        -----       -----       -----
Total from investment operations                                           .46         1.03         .11        (.12)
                                                                         -----        -----       -----       -----
Less distributions:
Dividends from net investment income                                        --           --        (.01)         --
Distributions from realized gains                                         (.08)        (.01)         --          --
                                                                         -----        -----       -----       -----
Total distributions                                                       (.08)        (.01)       (.01)         --
                                                                         -----        -----       -----       -----
Net asset value, end of period                                           $6.51        $6.13       $5.11       $5.01
                                                                         -----        -----       -----       -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $514         $323        $156         $40
Ratio of expenses to average daily net assets(c)                         1.31%(d)     1.38%       1.44%(e)    1.48%(d),(e)
Ratio of net investment income (loss) to average daily net assets         .42%(d)      .06%        .42%        .22%(d)
Portfolio turnover rate (excluding short-term securities)                   9%          15%         31%          7%
Total return(f)                                                          7.58%(g)    20.17%       2.12%      (2.34%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.65% and 3.06% for the periods ended May 31, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Nov. 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
23   --   AXP PARTNERS SELECT VALUE FUND   --   2004 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2004(h)      2004        2003        2002(b)
Net asset value, beginning of period                                     $6.04        $5.07       $5.00       $5.13
                                                                         -----        -----       -----       -----
Income from investment operations:
Net investment income (loss)                                              (.01)        (.03)       (.01)       (.01)
Net gains (losses) (both realized and unrealized)                          .43         1.01         .08        (.12)
                                                                         -----        -----       -----       -----
Total from investment operations                                           .42          .98         .07        (.13)
                                                                         -----        -----       -----       -----
Less distributions:
Distributions from realized gains                                         (.08)        (.01)         --          --
                                                                         -----        -----       -----       -----
Net asset value, end of period                                           $6.38        $6.04       $5.07       $5.00
                                                                         -----        -----       -----       -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $196         $172         $94         $25
Ratio of expenses to average daily net assets(c)                         2.07%(d)     2.15%       2.20%(e)    2.26%(d),(e)
Ratio of net investment income (loss) to average daily net assets        (.38%)(d)    (.71%)      (.34%)      (.54%)(d)
Portfolio turnover rate (excluding short-term securities)                   9%          15%         31%          7%
Total return(f)                                                          7.02%(g)    19.27%       1.46%      (2.53%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.41% and 3.82% for the periods ended May 31, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Nov. 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
24   --   AXP PARTNERS SELECT VALUE FUND   --   2004 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2004(h)      2004        2003        2002(b)
Net asset value, beginning of period                                     $6.04        $5.07       $5.00       $5.13
                                                                         -----        -----       -----       -----
Income from investment operations:
Net investment income (loss)                                              (.01)        (.03)       (.01)       (.01)
Net gains (losses) (both realized and unrealized)                          .44         1.01         .08        (.12)
                                                                         -----        -----       -----       -----
Total from investment operations                                           .43          .98         .07        (.13)
                                                                         -----        -----       -----       -----
Less distributions:
Distributions from realized gains                                         (.08)        (.01)         --          --
                                                                         -----        -----       -----       -----
Net asset value, end of period                                           $6.39        $6.04       $5.07       $5.00
                                                                         -----        -----       -----       -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $12          $10          $5          $2
Ratio of expenses to average daily net assets(c)                         2.07%(d)     2.15%       2.20%(e)    2.26%(d),(e)
Ratio of net investment income (loss) to average daily net assets        (.37%)(d)    (.71%)      (.34%)      (.49%)(d)
Portfolio turnover rate (excluding short-term securities)                   9%          15%         31%          7%
Total return(f)                                                          7.19%(g)    19.27%       1.46%      (2.53%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.41% and 3.82% for the periods ended May 31, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Nov. 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
25   --   AXP PARTNERS SELECT VALUE FUND   --   2004 SEMIANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2004(g)      2004(b)
Net asset value, beginning of period                                     $6.16        $6.34
                                                                         -----        -----
Income from investment operations:
Net investment income (loss)                                               .02          .02
Net gains (losses) (both realized and unrealized)                          .45         (.20)
                                                                         -----        -----
Total from investment operations                                           .47         (.18)
                                                                         -----        -----
Less distributions:
Distributions from realized gains                                         (.08)          --
                                                                         -----        -----
Net asset value, end of period                                           $6.55        $6.16
                                                                         -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $18           $6
Ratio of expenses to average daily net assets(c)                          .84%(d)      .94%(d)
Ratio of net investment income (loss) to average daily net assets         .90%(d)      .83%(d)
Portfolio turnover rate (excluding short-term securities)                   9%          15%
Total return(e)                                                          7.70%(f)    (2.84%)(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended Nov. 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
26   --   AXP PARTNERS SELECT VALUE FUND   --   2004 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2004(h)      2004        2003        2002(b)
Net asset value, beginning of period                                     $6.15        $5.12       $5.01       $5.13
                                                                         -----        -----       -----       -----
Income from investment operations:
Net investment income (loss)                                               .02           --         .02          --
Net gains (losses) (both realized and unrealized)                          .45         1.04         .10        (.12)
                                                                         -----        -----       -----       -----
Total from investment operations                                           .47         1.04         .12        (.12)
                                                                         -----        -----       -----       -----
Less distributions:
Dividends from net investment income                                        --           --        (.01)         --
Distributions from realized gains                                         (.08)        (.01)         --          --
                                                                         -----        -----       -----       -----
Total distributions                                                       (.08)        (.01)       (.01)         --
                                                                         -----        -----       -----       -----
Net asset value, end of period                                           $6.54        $6.15       $5.12       $5.01
                                                                         -----        -----       -----       -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $--          $--         $--         $--
Ratio of expenses to average daily net assets(c)                         1.13%(d)     1.22%       1.25%(e)    1.17%(d),(e)
Ratio of net investment income (loss) to average daily net assets         .57%(d)      .21%        .63%        .22%(d)
Portfolio turnover rate (excluding short-term securities)                   9%          15%         31%          7%
Total return(f)                                                          7.72%(g)    20.36%       2.35%      (2.34%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.47% and 2.88% for the periods ended May 31, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Nov. 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
27   --   AXP PARTNERS SELECT VALUE FUND   --   2004 SEMIANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Nov. 30, 2004.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
--------------------------------------------------------------------------------
28   --   AXP PARTNERS SELECT VALUE FUND   --   2004 SEMIANNUAL REPORT

                                                       Beginning             Ending                 Expenses paid
                                                     account value        account value           during the period
                                                     June 1, 2004         Nov. 30, 2004      June 1, 2004-Nov. 30, 2004
Class A
     Actual(a)                                          $1,000              $1,075.80                   $6.93(b)
     Hypothetical (5% return before expenses)           $1,000              $1,018.80                   $6.74(b)
Class B
     Actual(a)                                          $1,000              $1,070.20                  $10.92(c)
     Hypothetical (5% return before expenses)           $1,000              $1,014.93                  $10.63(c)
Class C
     Actual(a)                                          $1,000              $1,071.90                  $10.93(d)
     Hypothetical (5% return before expenses)           $1,000              $1,014.93                  $10.63(d)
Class I
     Actual(a)                                          $1,000              $1,077.00                   $4.45(e)
     Hypothetical (5% return before expenses)           $1,000              $1,021.20                   $4.33(e)
Class Y
     Actual(a)                                          $1,000              $1,077.20                   $5.98(f)
     Hypothetical (5% return before expenses)           $1,000              $1,019.72                   $5.82(f)

(a) Based on the actual return for the six months ended Nov. 30, 2004: +7.58% for Class A, +7.02% for Class B, +7.19% for Class C, +7.70% for Class I and +7.72% for Class Y

(b) Expenses are equal to the Fund's Class A annualized expense ratio of 1.31%, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

(c) Expenses are equal to the Fund's Class B annualized expense ratio of 2.07%, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

(d) Expenses are equal to the Fund's Class C annualized expense ratio of 2.07%, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

(e) Expenses are equal to the Fund's Class I annualized expense ratio of 0.84%, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

(f) Expenses are equal to the Fund's Class Y annualized expense ratio of 1.13%, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

--------------------------------------------------------------------------------
29   --   AXP PARTNERS SELECT VALUE FUND   --   2004 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
30   --   AXP PARTNERS SELECT VALUE FUND   --   2004 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R) Partners
  Small Cap Core
             Fund

Semiannual Report
for the Period Ended
Nov. 30, 2004

AXP Partners Small Cap Core Fund seeks to provide shareholders with long-term growth of capital.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
Partners Funds                                                        (R)

Table of Contents

Fund Snapshot                              3

Performance Summary                        4

Questions & Answers
   with Portfolio Management               5

Investments in Securities                 10

Financial Statements                      17

Notes to Financial Statements             20

Fund Expenses Example                     31

Proxy Voting                              33

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 SEMIANNUAL REPORT

Fund Snapshot
        AT NOV. 30, 2004

PORTFOLIO MANAGERS

Wellington Management Company, LLP

Portfolio manager                 Since               Years in industry
Kenneth L. Abrams                 3/02                       20

American Century Investment  Management, Inc.

Portfolio managers                Since               Years in industry
John Schniedwind                  12/03                      22
William Martin                    12/03                      14
Wihelmine von Turk                12/03                      20

Lord, Abbett & Co. LLC

Portfolio manager                 Since               Years in industry
Michael T. Smith                  12/03                      16

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital.

Inception dates by class
A: 3/8/02       B: 3/8/02       C: 3/8/02       Y: 3/8/02

Ticker symbols by class
A: AXSAX        B: AXSBX        C: --           Y: --

Total net assets                                         $166.8 million

Number of holdings                                                  417

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND    GROWTH
                          LARGE
                          MEDIUM  SIZE
           X              SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Consumer discretionary 19.5%
Information technology 18.4%
Health care 15.8%
Financials 14.2%
Industrials 11.9%
Materials 7.8%
Energy 6.0%
Consumer staples 2.5%
Utilities 1.6%
Short-term securities 1.2%
Telecommunication services 1.1%

TOP TEN HOLDINGS

Percentage of portfolio assets

Grey Wolf (Energy equipment & services)                            1.4%
Ohio Casualty (Insurance)                                          1.3
Acxiom (Computer software & services)                              1.1
Humana (Health care services)                                      1.0
Take-Two Interactive Software
(Computer software & services)                                     1.0
Ingram Micro Cl A (Computer hardware)                              1.0
UGI (Utilities -- natural gas)                                     0.9
Select Comfort (Furniture & appliances)                            0.9
SM&A (Computer software & services)                                0.9
Ryland Group (Home building)                                       0.8

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of small- and medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies also have fewer financial resources.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 SEMIANNUAL REPORT

Performance Summary

(bar chart)
                             PERFORMANCE COMPARISON
                  For the six-month period ended Nov. 30, 2004

                 (bar 1)             (bar 2)             (bar 3)
                 +11.72%             +12.18%             +12.71%

(bar 1) AXP Partners Small Cap Core Fund Class A (excluding sales charge) (bar 2) Russell 2000(R) Index(1) (unmanaged)
(bar 3) Lipper Small-Cap Core Funds Index(2)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

(1) The Russell 2000(R) Index, an unmanaged index, measures the performance of the 2000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

(2) The Lipper Small-Cap Core Funds Index includes the 30 largest small-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS

                           Class A                Class B                  Class C                   Class Y
(Inception dates)         (3/8/02)               (3/8/02)                 (3/8/02)                  (3/8/02)
                     NAV(1)      POP(2)     NAV(1)   After CDSC(3)   NAV(1)    After CDSC(4)   NAV(1)      POP(5)
at Nov. 30, 2004
6 months*           +11.72%      +5.31%    +11.19%      +6.19%      +11.21%      +10.21%      +11.86%     +11.86%
1 year              +17.63%     +10.86%    +16.51%     +12.51%      +16.54%      +16.54%      +17.75%     +17.75%
Since inception      +7.75%      +5.44%     +6.93%      +5.62%       +6.87%       +6.87%       +7.94%      +7.94%

at Dec. 31, 2004
6 months*           +12.01%      +5.57%    +11.52%      +6.52%      +11.52%      +10.52%      +12.12%     +12.12%
1 year              +18.48%     +11.67%    +17.43%     +13.43%      +17.44%      +17.44%      +18.58%     +18.58%
Since inception      +9.15%      +6.87%     +8.32%      +7.07%       +8.25%       +8.25%       +9.32%      +9.32%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
4   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Performance Summary

For the six months ended Nov. 30, 2004, AXP Partners Small Cap Core Fund's Class A shares rose 11.72%, excluding sales charge, modestly underperforming its benchmark, the Russell 2000(R) Index, which gained 12.18%. The Fund also lagged its peer group, as represented by the Lipper Small-Cap Core Funds Index, which advanced 12.71% for the period. As of Nov. 30, 2004, Wellington Management Company LLP (Wellington Management), American Century Investment Management, Inc. (American Century) and Lord, Abbett & Co. LLC (Lord Abbett) managed 41.5%, 32.1% and 26.4% of the Fund's portfolio, respectively.

Q: What factors affected performance the most for your portion of AXP Partners Small Cap Core Fund for the semiannual period ended Nov. 30, 2004?

    Lord Abbett: Our portion of the Fund trailed the Russell 2000(R) Index for the six-month period ended Nov. 30, 2004. Stock selection within the financial services sector was the largest detractor from relative performance. Specifically, shares of insurance distributor USI Holdings fell after the company received subpoenas requesting information and documents as part of the industry-wide investigation into the pricing and placement of commercial insurance. Stock selection and our positioning within the materials and processing sector also hurt relative returns. Commercial and industrial air conditioner manufacturer Aaon particularly hindered performance. Aaon's share price declined after the company announced decreased net income as a result of increased materials costs.

    Positively contributing to relative performance during the semiannual period was stock selection within the technology sector. For example, Websense, an employee Internet management software provider, advanced during the period. Websense benefited from ongoing demand for its products as well as strength in its subscription-based model. Also adding to performance was stock selection within the producer durables sector. In particular, shares of Actuant, a diversified industrial products manufacturer, gained due to favorable economic conditions, margin expansion and growth through acquisition.

    Wellington Management: Our portion of the Fund achieved a positive return for the semiannual period, but underperformed both the Russell 2000(R) Index and our peer group index.

    Our portion of the portfolio's advance was driven by strength within the financials, industrials, energy and materials sectors, which were the best performing areas of the small-cap market. Stock selection within health care,

--------------------------------------------------------------------------------
5   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> Positively contributing to relative performance during the semiannual period was stock selection within the technology sector. (end callout quote)

                                 -- Lord Abbett

    consumer discretionary and utilities helped the Fund's returns. In particular, health care benefits provider Humana advanced on news of increased earnings. Also, Incyte Genomics, a drug discovery and development company with a growing pipeline, performed well when data was released suggesting its experimental drug Reverset may be helpful in the treatment of HIV. Catalina Marketing was another outstanding performer, as the company reported better-than-expected earnings, initiated a dividend and expanded its share repurchase program. During a period when traditional advertising continued to cede market share to online and other creative advertising methods, Catalina's strategic targeted marketing solutions experienced healthy demand.

    These positives were not enough, however, to offset the negative effects of weakness in the information technology, consumer staples and telecommunications services sectors as well as the relative disappointing effects of our stock selection in information technology. The greatest detractor from our portion of the Fund's performance was Red Hat, the Linux software provider whose share price retreated with the prospects of increased competition. Also, concerns over excess capacity in the semiconductor industry weighed on the share price of ON Semiconductor.

    While our portion of the Fund's sector allocations result from our bottom-up investment process, relative returns were also negatively affected by sector positioning during the semiannual period. Specifically, our underweight positioning in financials, our overweight positioning in the heath care and consumer discretionary sectors was less than optimal, and thus, detracted from our performance relative to the Russell 2000(R) Index.

    American Century: For the six months ended Nov. 30, 2004, our portion of the Fund advanced and outperformed the Russell 2000 Index.The best-performing sectors in our portion of the portfolio were the most economically sensitive, including the industrials and materials sectors. The top contributor to absolute performance was an industrial stock, building materials manufacturer USG Corp., which benefited from the ongoing

--------------------------------------------------------------------------------
6   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> We are seeking companies that are gaining market share and/or can benefit from a secular trend, as these opportunities should be less dependent on a particular economic scenario unfolding. (end callout quote)

                            -- Wellington Management

    construction boom. Walter Industries, an industrial conglomerate with homebuilding and manufacturing arms, was another strong performer. In the materials sector, chemicals maker Georgia Gulf and recycler Metal Management were the best contributors to absolute performance.

    The telecommunication services and information technology sectors were the worst performers in this portion of the portfolio. The five largest detractors from absolute performance came from these two sectors. In the telecom services sector, Talk America suffered the biggest decline; the company faced an uphill climb in a challenging competitive environment. The most noteworthy laggards in the information technology sector included semiconductor equipment manufacturer Kulicke & Soffa and telecommunication software maker Aspect Communications.

Q:  What changes did you make to your portion of the Fund?

    Lord Abbett: Valuation and investment process continue to drive our stock selection and sector allocations. Our focus remains on investing in companies that generate free cash flow and strong balance sheets. We increased allocations during the semiannual period to companies that we expect to benefit from pricing power related to higher public and private capital spending. Conversely, we decreased positions in industries with significant exposure to rising interest rates, such as financial services.

    Wellington Management: Our portion of the Fund did not change significantly. We maintained our positioning in the health care sector, where we were most favorable to services companies, and to the consumer discretionary sector, where we were primarily invested in retail and media companies. We increased our exposure to the information technology, energy and financials sectors.

--------------------------------------------------------------------------------
7   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> The best-performing sectors in our portion of the portfolio were the most economically sensitive, including the industrials and materials sectors. (end callout quote)

                               -- American Century

Q: How do you intend to manage your portion of the Fund in the coming months?

    Lord Abbett: We believe small company stock prices could be volatile over the coming months, as investors digest economic data to see what impact higher short-term interest rates and oil prices may or may not have on consumer and business spending. Consequently, we intend to position our portion of the portfolio to benefit if consumer and business spending accelerates from current levels, primarily through significant exposure to the consumer discretionary and producer durables sectors. At the same time, our various positionings in the health care, financial services and technology sectors should, in our view, provide some downside protection should an economic slowdown result from these increases in short-term interest rates and commodity prices.

    American Century: Changes to our portion of the portfolio are driven by our management approach, which emphasizes individual stock selection over sector weightings. Our stock selection process, which evaluates stocks based on a balanced set of growth and value criteria, led us to build significant positions in restaurant chain Jack in the Box, oil services provider Veritas DGC, and toolmaker Stanley Works. We significantly reduced our holdings of produce distributor Chiquita Brands International, auto parts manufacturer American Axle & Manufacturing, and homebuilder Brookfield Homes.

--------------------------------------------------------------------------------
   8   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

    Wellington Management: As we enter 2005, we are cautious about the macroeconomic environment. On the one hand, U.S. gross domestic product
    (GDP) was recently revised upward and interest rates are still relatively low. On the other hand, employment growth remains somewhat sluggish and recent economic releases pointed to slower-than-anticipated expansion within the manufacturing sector.

    Against this backdrop, we continue to examine stocks on a case-by-case basis. We are seeking companies that are gaining market share and/or can benefit from a secular trend, as these opportunities should be less dependent on a particular economic scenario unfolding. We are confident, for example, in the earnings of many of our health care services holdings. Our bottom-up investment process also has positioned our portion of the Fund with significant exposure to the consumer discretionary, information technology and energy sectors and with less exposure to the financials, consumer staples and industrials sectors.

    American Century: Going forward, we will remain true to our disciplined investment approach -- building a portfolio of smaller companies that we believe provides an optimal balance between risk and expected return.

--------------------------------------------------------------------------------
9   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 SEMIANNUAL REPORT

Investments in Securities

AXP Partners Small Cap Core Fund

Nov. 30, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (97.6%)
Issuer                                         Shares                 Value(a)

Aerospace & defense (1.5%)
Aviall                                         17,091(b)              $388,649
Hexcel                                          2,558(b)                39,010
Moog Cl A                                      17,000(b)               714,340
Teledyne Technologies                          27,800(b)               825,659
United Defense Inds                            12,372(b)               560,452
Total                                                                2,528,110

Airlines (1.0%)
AirTran Airways                                54,600(b)               645,372
AMR                                            66,600(b)               601,398
Frontier Airlines                               3,830(b)                44,926
Mesa Air Group                                  3,242(b)                22,759
Pinnacle Airlines                              23,600(b)               296,180
SkyWest                                         6,159                  117,206
Total                                                                1,727,841

Automotive & related (1.9%)
Aftermarket Technology                         17,258(b)               300,634
Cummins                                         6,820                  543,008
Dollar Thrifty Automotive Group                20,200(b)               543,178
DURA Automotive Systems Cl A                    1,115(b)                10,147
Goodyear Tire & Rubber                         14,090(b)               177,816
Rush Enterprises Cl A                          18,200(b)               276,276
Shiloh Inds                                     3,175(b)                41,212
Tenneco Automotive                             35,050(b)               543,275
Titan Intl                                      6,288                   78,474
TRW Automotive Holdings                         2,762(b)                58,499
Visteon                                        79,900                  675,954
Total                                                                3,248,473

Banks and savings & loans (4.5%)
ACE Cash Express                                9,022(b)               240,662
Bank of Hawaii                                 10,479                  508,755
Brookline Bancorp                              50,015                  810,244
Capital Crossing Bank                           6,458(b)               172,493
Center Financial                                  510                   10,501
City Holding                                    2,458                   90,749
City Natl                                       6,727                  460,127
Columbia Banking System                         1,001                   25,415
Community Trust Bancorp                           583                   19,519
Corus Bankshares                                3,433                  167,084
Cullen/Frost Bankers                            4,366                  209,175
First BanCorp Puerto Rico                         571(c)                36,613
First Citizens BancShares Cl A                    547                   74,428
FirstFed Financial                              3,987(b)               209,796
Flagstar Bancorp                               10,228                  222,868
Hanmi Financial                                 6,980                  259,516
Hudson United Bancorp                           4,908                  199,510
IndyMac Bancorp                                22,300                  724,527
Intl Bancshares                                 2,355                   93,140
Nelnet Cl A                                     1,783(b)                43,238
New Century Financial                           3,211                  203,128
Oriental Financial Group                        4,663(c)               141,382
Pacific Capital Bancorp                         7,032                  232,126
R-G Financial Cl B                             11,897(c)               461,604
Santander BanCorp                                 894(c)                24,227
Seacost Banking Corp of Florida                35,200                  775,104
Texas United Bancshares                         6,900                  129,375
WesBanco                                          304                    9,609
Westcorp                                       22,529                  952,527
WSFS Financial                                    344                   21,070
Total                                                                7,528,512

Beverages & tobacco (0.1%)
Loew's - Carolina Group                         8,172                  240,257

Broker dealers (0.4%)
Affiliated Managers Group                       9,500(b)               602,110

Building materials & construction (2.3%)
Aaon                                           10,800(b)               171,720
Drew Inds                                      13,600(b)               453,016
ElkCorp                                        36,200                1,071,520
Genlyte Group                                   4,928(b)               395,078
NCI Building Systems                            7,402(b)               274,614
Texas Inds                                          3                      180
USG                                            24,866(b)               813,616
Walter Inds                                    24,818                  624,917
Total                                                                3,804,661

Cable (0.3%)
LodgeNet Entertainment                         35,100(b)               541,242

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
10   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Chemicals (2.1%)
Cytec Inds                                     12,700                 $617,347
Ferro                                          30,500                  697,840
Georgia Gulf                                   12,889                  742,149
Immucor                                         1,793(b)                57,645
Minerals Technologies                          11,700                  776,295
NewMarket                                       7,231(b)               138,763
Octel                                           2,165(c)                47,760
Terra Inds                                     61,732(b)               506,202
Total                                                                3,584,001

Computer hardware (2.5%)
Agilysys                                       21,112                  348,981
IDX Systems                                    26,600(b)               934,192
Ingram Micro Cl A                              81,844(b)             1,574,679
Phoenix Technologies                            1,808(b)                14,663
RadiSys                                        26,500(b)               373,385
Tech Data                                       2,092(b)                94,956
Western Digital                                86,700(b)               847,059
Total                                                                4,187,915

Computer software & services (9.2%)
Acxiom                                         70,930                1,793,820
Agile Software                                 51,500(b)               430,540
AMX                                             1,248(b)                22,027
Aspen Technology                                4,523(b)                26,098
Autodesk                                        4,201                  274,787
BISYS Group                                    47,800(b)               765,278
CheckFree                                      22,900(b)               848,445
Corillian                                       4,003(b)                23,257
DocuCorp Intl                                   2,784(b)                24,861
EarthLink                                      45,592(b)               494,217
Embarcadero Technologies                       70,400(b)               622,336
Extreme Networks                              100,600(b)               687,098
Harris Interactive                             58,000(b)               385,120
Hummingbird                                     4,300(b,c)             103,372
Hyperion Solutions                             17,700(b)               793,137
Informatica                                    51,800(b)               404,040
Lionbridge Technologies                        26,300(b)               144,913
McDATA Cl A                                       400(b)                 2,260
Openwave Systems                               86,100(b)             1,134,798
Opsware                                        78,100(b)               534,985
Parametric Technology                          92,337(b)               540,171
Progress Software                               9,021(b)               204,777
Red Hat                                        53,400(b)               773,232
SM&A                                          175,584(b)             1,416,963
Sybase                                          2,113(b)                36,407
Take-Two Interactive Software                  48,700(b)             1,702,065
Transaction Systems Architects Cl A               373(b)                 7,654
United Online                                  13,123(b)               140,022
Websense                                       17,500(b)               841,050
Total                                                               15,177,730

Electronics (5.0%)
ADE                                             6,057(b)               111,812
Agere Systems Cl A                            466,200(b)               638,694
Amphenol Cl A                                     284(b)                 9,971
Analogic                                       16,902                  765,999
Arrow Electronics                              19,190(b)               470,731
Bel Fuse Cl B                                     873                   29,883
Benchmark Electronics                          17,400(b)               609,870
CyberOptics                                     4,405(b)                61,934
Diodes                                            890(b)                22,134
Electro Scientific Inds                         4,910(b)                95,352
ESCO Technologies                               4,973(b)               364,024
FuelCell Energy                                51,400(b)               516,570
Gerber Scientific                               8,575(b)                67,314
Kulicke & Soffa Inds                           35,926(b)               268,726
Littelfuse                                     13,461(b)               525,248
LoJack                                         23,278(b)               244,885
Measurement Specialties                        35,800(b)               913,259
MEMC Electronic Materials                      18,507(b)               196,729
Molecular Devices                               2,701(b)                56,802
ON Semiconductor                              199,500(b)               728,175
PennEngineering & Mfg                           1,622                   31,061
Photronics                                     22,066(b)               415,723
SBS Technologies                                3,800(b)                49,628
Siliconix                                         226(b)                 8,360
Stoneridge                                      7,924(b)               120,524
Universal Electronics                          27,800(b)               507,350
X-Rite                                         36,800                  548,688
Total                                                                8,379,446

Energy (2.2%)
Callon Petroleum                                3,084(b)                43,207
Frontier Oil                                    8,905                  237,318
Giant Inds                                      4,362(b)               122,136
Houston Exploration                             1,076(b)                64,452
Massey Energy                                  15,900                  558,408
Newfield Exploration                            3,799(b)               238,767
OPTI Canada                                    45,700(b,c)             726,022
Remington Oil & Gas                            11,172(b)               323,429
St Mary Land & Exploration                      1,854                   79,703
Tesoro                                          8,497(b)               281,421
TETRA Technologies                             23,200(b)               705,280
Vintage Petroleum                              10,324                  250,357
Total                                                                3,630,500

See accompnying notes to investments in securities.

--------------------------------------------------------------------------------
11   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Energy equipment & services (3.8%)
Cal Dive Intl                                  17,616(b)              $758,545
Cimarex Energy                                  5,224(b)               209,900
Grey Wolf                                     411,600(b)             2,263,799
Hydril                                         13,327(b)               625,170
Key Energy Services                            19,900(b)               249,148
Lone Star Technologies                          1,294(b)                40,632
Offshore Logistics                              2,430(b)                92,097
Premcor                                        15,600                  694,980
Pride Intl                                     55,500(b)             1,085,580
SEACOR Holdings                                 1,945(b)               107,948
Veritas DGC                                     6,116(b)               143,114
Total                                                                6,270,913

Engineering & construction (0.9%)
Fluor                                          14,100                  731,790
Perini                                          7,778(b)               116,281
Washington Group Intl                          17,800(b)               694,200
Total                                                                1,542,271

Environmental services (--%)
Duratek                                         2,126(b)                48,920
Exponent                                        1,032(b)                28,679
Total                                                                   77,599

Finance companies (--%)
Federal Agricultural Mtge Cl C                    948                   21,482
World Acceptance                                1,551(b)                40,000
Total                                                                   61,482

Financial services (2.1%)
Advanta Cl B                                   39,100                  933,709
BOK Financial                                   1,169(b)                57,047
CompuCredit                                     7,129(b)               170,882
EZCORP Cl A                                     4,116(b)                44,000
Heidrick & Struggles Intl                       9,045(b)               311,148
Investment Technology Group                    53,500(b)               896,660
Irwin Financial                                 2,764                   73,550
Providian Financial                            56,200(b)               902,010
SWS Group                                       3,039                   64,153
WFS Financial                                   1,361(b)                63,327
Total                                                                3,516,486

Food (1.7%)
Cal-Maine Foods                                 1,895                   25,067
Corn Products Intl                              1,560                   84,895
Darling Intl                                    5,165(b)                21,280
Hain Celestial Group                           25,700(b)               499,351
J & J Snack Foods                              15,500(b)               727,569
M&F Worldwide                                   6,388(b)                83,363
Nash Finch                                      8,935                  331,578
Pilgrim's Pride                                17,153                  574,626
Sanderson Farms                                 7,354                  273,937
Seaboard                                          110                   82,500
Wild Oats Markets                              12,900(b)                92,364
Total                                                                2,796,530

Furniture & appliances (1.8%)
Aaron Rents                                    10,616                  257,544
Compx Intl                                      1,236                   19,838
Furniture Brands Intl                          28,200                  684,978
Hooker Furniture                                  482                   11,255
Select Comfort                                 73,000(b)             1,422,769
Stanley Furniture                               2,003                   92,138
Stanley Works                                  11,022                  515,389
Total                                                                3,003,911

Health care products (8.5%)
Abgenix                                        38,700(b)               392,805
Alkermes                                       30,200(b)               416,458
Anika Therapeutics                              7,440(b)                70,308
Arrow Intl                                     25,400                  768,096
Bausch & Lomb                                   3,514                  206,904
Bio-Rad Laboratories Cl A                      10,800(b)               612,360
Cantel Medical                                    329(b)                 9,857
Caraco Pharmaceutical Laboratories              1,136(b)                 8,293
Cephalon                                        1,039(b)                49,384
Ciphergen Biosystems                           79,500(b)               255,990
CNS                                             1,279                   15,438
CollaGenex Pharmaceuticals                     48,200(b)               274,740
Conmed                                         36,274(b)             1,050,857
CTI Molecular Imaging                          59,700(b)               798,785
Dade Behring Holdings                           6,253(b)               335,724
Enzon Pharmaceuticals                          51,500(b)               697,310
First Horizon Pharmaceutical                    1,218(b)                23,824
Haemonetics                                    14,287(b)               498,616
HealthTronics                                   4,078(b)                30,463
Human Genome Sciences                          67,900(b)               746,900
ICU Medical                                    28,400(b)               708,580
Incyte                                         91,200(b)               936,623
Kensey Nash                                    21,949(b)               686,126
Kos Pharmaceuticals                            12,244(b)               521,227
Medicines                                      23,900(b)               596,066
Merit Medical Systems                          25,600(b)               290,816
Nutraceutical Intl                              7,198(b)               115,384
Par Pharmaceutical Companies                   18,200(b)               718,172
Perrigo                                        14,493                  261,454
Respironics                                     2,829(b)               156,670
Sola Intl                                      11,669(b)               252,050
Sybron Dental Specialties                       3,074(b)               105,561

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Health care products (cont.)
Taro Pharmaceuticals Inds                      13,200(b,c)            $391,248
Techne                                            524(b)                19,467
Theragenics                                   112,100(b)               470,820
TriPath Imaging                                53,500(b)               384,130
USANA Health Sciences                           5,139(b)               152,680
Total                                                               14,030,186

Health care services (7.3%)
Alliance Imaging                               10,273(b)                96,566
Allscripts Healthcare Solutions                99,700(b)               982,045
America Service Group                             700(b)                17,535
Charles River Laboratories Intl                 4,912(b)               229,636
Exelixis                                       71,282(b)               639,400
First Consulting Group                         83,300(b)               455,651
Genesis HealthCare                             32,400(b)             1,044,899
Humana                                         69,214(b)             1,717,890
Icon ADR                                       16,200(b,c)             604,908
Kindred Healthcare                              1,385(b)                37,811
LCA-Vision                                     24,800                  813,440
Magellan Health Services                        9,167(b)               326,794
Manor Care                                     26,300                  906,035
Matria Healthcare                               9,800(b)               343,000
Natl Medical Health Card Systems                1,094(b)                23,401
Option Care                                    34,600                  595,812
Owens & Minor                                   8,941                  248,113
PacifiCare Health Systems                       9,579(b)               463,624
Per-Se Technologies                             4,791(b)                66,068
QLT                                            38,500(b,c)             617,925
Sierra Health Services                          6,330(b)               352,138
SurModics                                      15,500(b)               466,550
Triad Hospitals                                24,800(b)               909,912
Total                                                               11,959,153

Home building (1.9%)
Centex                                         15,600                  818,532
NVR                                             1,469(b)             1,014,932
Ryland Group                                   13,700                1,388,495
Total                                                                3,221,959

Household products (0.7%)
Chattem                                        10,746(b)               389,220
JAKKS Pacific                                  14,762(b)               274,868
Mannatech                                       1,072                   24,656
Nu Skin Enterprises Cl A                        6,100                  137,128
Rayovac                                         4,066(b)               120,679
UniFirst                                          593                   16,391
Yankee Candle                                   5,116(b)               155,833
Total                                                                1,118,775

Industrial services (1.3%)
Applied Industrial Technologies                12,866                  535,869
Watsco                                         32,900                1,088,003
WESCO Intl                                     18,485(b)               519,798
Total                                                                2,143,670

Industrial transportation (2.5%)
Arkansas Best                                   2,626                  113,233
CNF                                            13,900                  649,825
EGL                                             4,568(b)               154,124
Forward Air                                     2,233(b)               103,500
Heartland Express                               6,960                  152,842
Kansas City Southern                            6,626(b)               112,708
Kirby                                           2,564(b)               116,713
Knight Transportation                           5,845(b)               140,865
Landstar System                                 3,172(b)               223,658
USF                                             2,896                  107,065
Vitran                                         28,100(b,c)             486,130
Wabash Natl                                    31,769(b)               790,095
Yellow Roadway                                 20,346(b)             1,075,286
Total                                                                4,226,044

Insurance (5.1%)
American Financial Group                       15,867                  499,493
AmerUs Group                                    1,322                   57,600
First American                                  8,554                  281,854
Fremont General                                 3,697                   87,989
HCC Insurance Holdings                         38,800                1,285,832
Hilb Rogal & Hobbs                             36,600                1,269,654
Ohio Casualty                                  97,000(b)             2,083,560
Protective Life                                 6,274                  262,567
Reinsurance Group of America                   14,100                  654,522
StanCorp Financial Group                        1,085                   85,769
UICI                                           12,900                  430,860
USI Holdings                                   94,500(b)             1,084,860
Zenith Natl Insurance                           8,632                  396,813
Total                                                                8,481,373

Leisure time & entertainment (1.2%)
Ambassadors Group                                 311                   10,817
Brunswick                                      10,636                  519,250
Churchill Downs                                11,300                  524,884
Handleman                                       6,287                  133,284
Polaris Inds                                    2,480                  163,432
RC2                                             3,610(b)               112,957
Steinway Musical Instruments                    4,073(b)               115,144
Vail Resorts                                    4,673(b)               106,311
World Wrestling Entertainment                  26,500                  318,000
Total                                                                2,004,079

See accompnying notes to investments in securities.

--------------------------------------------------------------------------------
13   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Lodging & gaming (1.2%)
Alliance Gaming                                65,600(b)              $793,104
Aztar                                          20,700(b)               700,074
La Quinta                                      54,600(b)               439,530
Penn Natl Gaming                                2,389(b)               126,068
Total                                                                2,058,776

Machinery (2.1%)
AGCO                                           41,300(b)               899,927
American Science & Engineering                    855(b)                31,601
IHC Caland                                     15,546(c)               951,222
Kennametal                                     15,565                  798,485
Middleby                                        1,066                   61,210
MTS Systems                                     8,492                  257,732
Nordson                                         2,913                  110,869
Sauer-Danfoss                                     562                   11,161
Terex                                           3,255(b)               149,209
Toro                                            2,633                  190,893
Total                                                                3,462,309

Media (4.5%)
4Kids Entertainment                               517(b)                10,562
ADVO                                           22,500                  789,975
AMC Entertainment                              63,688(b)             1,231,089
American Greetings Cl A                         1,605                   42,725
Catalina Marketing                             45,502                1,278,607
Consolidated Graphics                           2,807(b)               132,771
Entravision Communications Cl A                31,700(b)               259,940
Grey Global Group                                 348                  381,763
LIN TV Cl A                                     9,900(b)               178,398
New Frontier Media                              1,189(b)                 9,619
Playboy Enterprises Cl B                       55,100(b)               666,710
Regent Communications                         143,200(b)               817,672
RH Donnelley                                    9,554(b)               522,604
TiVo                                           83,100(b)               391,401
Valassis Communications                        21,600(b)               733,320
Total                                                                7,447,156

Metals (2.6%)
Alliance Resource Partners                      3,230                  226,908
Carpenter Technology                           19,900                1,163,155
Metal Management                               22,494(b)               591,142
NS Group                                        4,182(b)                92,673
Olympic Steel                                  20,242(b)               546,534
Oregon Steel Mills                             16,497(b)               296,616
Peabody Energy                                  8,300                  688,900
Quanex                                            631                   37,229
Steel Dynamics                                 18,840                  763,585
Total                                                                4,406,742

Multi-industry (2.3%)
Actuant Cl A                                   26,300(b)             1,236,627
AMETEK                                          1,486                   48,562
Brink's                                           533                   20,579
Global Imaging Systems                         31,007(b)             1,160,282
NCO Group                                       5,697(b)               143,052
PDI                                             6,634(b)               154,373
Stratasys                                      25,200(b)               813,960
TeleTech Holdings                              12,968(b)               126,697
Vertrue                                         5,382(b)               186,755
Total                                                                3,890,887

Paper & packaging (0.6%)
Louisiana-Pacific                              20,480                  501,146
Potlatch                                        5,632                  285,655
Silgan Holdings                                 4,550                  247,065
Total                                                                1,033,866

Real estate (0.4%)
CoStar Group                                   13,800(b)               604,440

Real estate investment trust (1.5%)
Associated Estates Realty                      16,077                  157,876
CBL & Associates Properties                     7,397                  542,126
FelCor Lodging Trust                           11,577(b)               149,806
Innkeepers USA Trust                           28,611                  385,676
Redwood Trust                                  10,600                  617,238
Trizec Properties                                 643                   10,590
Ventas                                         24,600                  666,661
Total                                                                2,529,973

Restaurants (1.3%)
CEC Entertainment                               3,195(b)               130,005
CKE Restaurants                                14,254(b)               178,318
Dave & Buster's                                40,886(b)               764,568
Jack in the Box                                18,712(b)               706,939
Ruby Tuesday                                   14,000                  385,700
Texas Roadhouse Cl A                            1,100(b)                27,940
Total                                                                2,193,470

Retail -- drugstores (--%)
Rite Aid                                       12,579(b)                46,165

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
14   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Retail -- general (4.2%)
7-Eleven                                        5,692(b)              $134,331
Barnes & Noble                                 12,945(b)               350,551
Bon-Ton Stores                                  3,121                   43,694
Borders Group                                  31,700                  722,126
Charming Shoppes                               15,352(b)               143,541
Claire's Stores                                 6,557                  133,435
Department 56                                     610(b)                10,327
Finlay Enterprises                                611(b)                11,866
Foot Locker                                    49,400                1,283,413
Fred's                                         12,400                  214,892
GameStop Cl A                                   5,500(b)               116,710
Goody's Family Clothing                        37,900                  369,146
Hollywood Entertainment                        49,823(b)               632,254
Movado Group                                    7,177                  132,057
Pantry                                          6,698(b)               184,329
Party City                                      3,246(b)                41,516
PETCO Animal Supplies                          24,800(b)               896,768
Pier 1 Imports                                 11,300                  206,112
Rent-A-Center                                  18,137(b)               462,312
Smart & Final                                   3,746(b)                54,242
Sotheby's Holdings Cl A                         3,339(b)                52,356
Stage Stores                                   12,558(b)               514,752
Stein Mart                                      3,572(b)                59,402
Trans World Entertainment                      18,506(b)               208,748
Total                                                                6,978,880

Telecom equipment & services (1.5%)
Aspect Communications                           2,985(b)                32,387
CommScope                                      28,414(b)               548,958
Comtech Telecommunications                      1,126(b)                35,446
Digi Intl                                       1,743(b)                26,825
Nextel Partners Cl A                           48,400(b)               875,556
Orbital Sciences                                1,316(b)                17,108
USA Mobility                                    1,598(b)                58,103
Westell Technologies Cl A                     150,200(b)               983,811
Total                                                                2,578,194

Textiles & apparel (0.9%)
Culp                                            2,845(b)                17,127
Deckers Outdoor                                 3,560(b)               154,931
Genesco                                         4,878(b)               144,291
Hartmarx                                        9,400(b)                75,858
Kellwood                                        7,973                  277,540
Quiksilver                                     23,900(b)               708,635
Wolverine World Wide                            1,563                   46,812
Total                                                                1,425,194

Utilities -- electric (0.5%)
CenterPoint Energy                              3,863                   43,111
El Paso Electric                                5,916(b)               106,192
Unisource Energy                               25,245                  615,726
Total                                                                  765,029

Utilities -- natural gas (1.1%)
AGL Resources                                   4,575                  151,844
Natl Fuel Gas                                     538                   15,172
ONEOK                                           8,775                  244,998
UGI                                            36,064                1,463,477
Total                                                                1,875,491

Utilities -- telephone (1.1%)
Commonwealth Telephone  Enterprises             6,933(b)               337,360
General Communication Cl A                     81,000(b)               829,440
PTEK Holdings                                  40,499(b)               426,454
Talk America Holdings                          18,371(b)               116,105
Tessco Technologies                             4,156(b)                55,275
Total                                                                1,764,634

Total common stocks
(Cost: $137,018,078)                                              $162,696,435

Short-term security (1.2%)
Issuer                 Effective                 Amount               Value(a)
                         Yield                 payable at
                                                maturity

Commercial paper
UBS Finance (Delaware) LLC
  12-01-04                2.07%            $2,000,000               $1,999,885

Total short-term security
(Cost: $2,000,000)                                                  $1,999,885

Total investments in securities
(Cost: $139,018,078)(d)                                           $164,696,320

See accompnying notes to investments in securities.

--------------------------------------------------------------------------------
15   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Nov. 30, 2004, the value of foreign securities represented 2.8% of net assets.

(d) At Nov. 30, 2004, the cost of securities for federal income tax purposes was approximately $139,018,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                      $29,794,000
      Unrealized depreciation                                       (4,116,000)
                                                                    ----------
      Net unrealized appreciation                                  $25,678,000
                                                                   -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
16   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners Small Cap Core Fund

Nov. 30, 2004 (Unaudited) Assets
Investments in securities, at value (Note 1)
   (identified cost $139,018,078)                                                                              $164,696,320
Cash in bank on demand deposit                                                                                    1,787,842
Foreign currency holdings (identified cost $43) (Note 1)                                                                 47
Capital shares receivable                                                                                           107,476
Dividends and accrued interest receivable                                                                           132,155
Receivable for investment securities sold                                                                         2,130,897
                                                                                                                  ---------
Total assets                                                                                                    168,854,737
                                                                                                                -----------
Liabilities
Capital shares payable                                                                                               19,616
Payable for investment securities purchased                                                                       1,974,672
Accrued investment management services fee                                                                            4,422
Accrued distribution fee                                                                                              2,103
Accrued transfer agency fee                                                                                             997
Accrued administrative services fee                                                                                     365
Other accrued expenses                                                                                               84,697
                                                                                                                     ------
Total liabilities                                                                                                 2,086,872
                                                                                                                  ---------
Net assets applicable to outstanding capital stock                                                             $166,767,865
                                                                                                               ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                       $    266,778
Additional paid-in capital                                                                                      124,272,500
Excess of distributions over net investment income                                                                 (733,371)
Accumulated net realized gain (loss)                                                                             17,283,712
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                            25,678,246
                                                                                                                 ----------
Total -- representing net assets applicable to outstanding capital stock                                       $166,767,865
                                                                                                               ============
Net assets applicable to outstanding shares:               Class A                                             $113,608,888
                                                           Class B                                             $ 44,478,908
                                                           Class C                                             $  4,038,485
                                                           Class I                                             $  4,501,608
                                                           Class Y                                             $    139,976
Net asset value per share of outstanding capital stock:    Class A shares              18,069,349              $       6.29
                                                           Class B shares               7,219,298              $       6.16
                                                           Class C shares                 656,178              $       6.15
                                                           Class I shares                 710,875              $       6.33
                                                           Class Y shares                  22,150              $       6.32
                                                                                           ------              ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 SEMIANNUAL REPORT

Statement of operations
AXP Partners Small Cap Core Fund

Six months ended Nov. 30, 2004 (Unaudited)
Investment income
Income:
Dividends                                                                                                       $   563,775
Interest                                                                                                             27,429
   Less foreign taxes withheld                                                                                         (371)
                                                                                                                    -------
Total income                                                                                                        590,833
                                                                                                                    -------
Expenses (Note 2):
Investment management services fee                                                                                  709,019
Distribution fee
   Class A                                                                                                          125,110
   Class B                                                                                                          204,635
   Class C                                                                                                           19,244
Transfer agency fee                                                                                                 176,175
Incremental transfer agency fee
   Class A                                                                                                           12,840
   Class B                                                                                                            9,932
   Class C                                                                                                              825
Service fee -- Class Y                                                                                                   64
Administrative services fees and expenses                                                                            61,449
Compensation of board members                                                                                         4,148
Custodian fees                                                                                                       80,400
Printing and postage                                                                                                 24,738
Registration fees                                                                                                     4,315
Audit fees                                                                                                            9,750
Other                                                                                                                 7,240
                                                                                                                      -----
Total expenses                                                                                                    1,449,884
   Expenses waived/reimbursed by AEFC (Note 2)                                                                     (123,561)
                                                                                                                   --------
                                                                                                                  1,326,323
   Earnings credits on cash balances (Note 2)                                                                          (536)
                                                                                                                   --------
Total net expenses                                                                                                1,325,787
                                                                                                                  ---------
Investment income (loss) -- net                                                                                    (734,954)
                                                                                                                   --------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                                 2,429,240
   Foreign currency transactions                                                                                         35
                                                                                                                   --------
Net realized gain (loss) on investments                                                                           2,429,275
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                            15,493,226
                                                                                                                 ----------
Net gain (loss) on investments and foreign currencies                                                            17,922,501
                                                                                                                 ----------
Net increase (decrease) in net assets resulting from operations                                                 $17,187,547
                                                                                                                ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Partners Small Cap Core Fund


                                                                                       Nov. 30, 2004             May 31, 2004
                                                                                     Six months ended             Year ended
                                                                                        (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                      $   (734,954)             $ (1,140,646)
Net realized gain (loss) on investments                                                 2,429,275                23,060,913
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                  15,493,226                 2,276,331
                                                                                       ----------                 ---------
Net increase (decrease) in net assets resulting from operations                        17,187,547                24,196,598
                                                                                       ----------                ----------
Distributions to shareholders from:
   Net realized gain
      Class A                                                                                  --                  (878,329)
      Class B                                                                                  --                  (420,277)
      Class C                                                                                  --                   (39,464)
      Class Y                                                                                  --                      (759)
                                                                                       ----------                ----------
Total distributions                                                                            --                (1,338,829)
                                                                                       ----------                ----------
Capital share transactions (Note 4)
Proceeds from sales
      Class A shares (Note 2)                                                          19,885,770                48,269,220
      Class B shares                                                                    5,100,398                18,655,759
      Class C shares                                                                      348,932                 1,637,275
      Class I shares                                                                    3,440,650                 4,115,715
      Class Y shares                                                                        2,000                    61,708
Reinvestment of distributions at net asset value
      Class A shares                                                                           --                   869,549
      Class B shares                                                                           --                   415,119
      Class C shares                                                                           --                    37,794
      Class Y shares                                                                           --                       631
Payments for redemptions
      Class A shares                                                                  (10,125,046)              (17,603,383)
      Class B shares (Note 2)                                                          (6,146,377)               (6,039,061)
      Class C shares (Note 2)                                                            (448,259)                 (519,096)
      Class I shares                                                                   (3,414,671)                  (14,633)
      Class Y shares                                                                       (1,125)                       --
                                                                                       ----------                ----------
Increase (decrease) in net assets from capital share transactions                       8,642,272                49,886,597
                                                                                        ---------                ----------
Total increase (decrease) in net assets                                                25,829,819                72,744,366
Net assets at beginning of period                                                     140,938,046                68,193,680
                                                                                      -----------                ----------
Net assets at end of period                                                          $166,767,865              $140,938,046
                                                                                     ============              ============
Undistributed (excess of distributions over) net investment income                   $   (733,371)             $      1,583
                                                                                     ------------              ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Partners Small Cap Core Fund

(Unaudited as to Nov. 30, 2004)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities issued by small companies having a market capitalization within the range of the Russell 2000(R) Index.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Nov. 30, 2004, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 2.70% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets and liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably

--------------------------------------------------------------------------------
20   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 SEMIANNUAL REPORT
high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value (NAV). Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
21   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 SEMIANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Nov. 30, 2004, foreign currency holdings were entirely comprised of European Monetary Units.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

--------------------------------------------------------------------------------
22   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 SEMIANNUAL REPORT

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.97% to 0.87% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Core Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $20,098 for the six months ended Nov. 30, 2004.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.06% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has Subadvisory Agreements with American Century Investment Management, Inc., Lord, Abbett & Co. LLC, and Wellington Management Company, LLP. New investments in the Fund, net of any redemptions, are allocated in accordance with AEFC's determination of the allocation that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

--------------------------------------------------------------------------------
23   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 SEMIANNUAL REPORT

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

For the six months ended Nov. 30, 2004, AEFC and its affiliates waived certain fees and expenses to 1.55% for Class A, 2.30% for Class B, 2.30% for Class C and 1.37% for Class Y. Of these waived fees and expenses, the class specific transfer agency fees waived for Class A, Class B, Class C and Class Y were $83,337, $36,761, $3,354 and $109, respectively, which represent 0.16%, 0.18%,
0.18% and 0.17%, respectively, of the Fund's average daily net assets. In addition, AEFC and its affiliates have agreed to waive certain fees and expenses until May 31, 2005. Under this agreement, net expenses will not exceed 1.55% for Class A, 2.31% for Class B, 2.31% for Class C, 1.30% for Class I and 1.37% for Class Y of the Fund's average daily net assets.

Sales charges received by the Distributor for distributing Fund shares were $245,046 for Class A, $21,506 for Class B and $313 for Class C for the six months ended Nov. 30, 2004.

During the six months ended Nov. 30, 2004, the Fund's custodian and transfer agency fees were reduced by $536 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $74,354,099 and $64,181,501, respectively, for the six months ended Nov. 30, 2004. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------
   24   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 SEMIANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                               Six months ended Nov. 30, 2004
                                              Class A        Class B      Class C      Class I      Class Y
Sold                                        3,526,570        912,237       62,601      603,391          364
Issued for reinvested distributions                --             --           --           --           --
Redeemed                                   (1,777,631)    (1,126,472)     (78,802)    (607,797)        (199)
                                           ----------     ----------      -------     --------         ----
Net increase (decrease)                     1,748,939       (214,235)     (16,201)      (4,406)         165
                                            ---------       --------      -------       ------          ---

                                                                   Year ended May 31, 2004
                                              Class A        Class B      Class C     Class I*      Class Y
Sold                                        9,273,634      3,625,846      320,224      717,830       10,526
Issued for reinvested distributions           159,550         77,160        7,038           --          115
Redeemed                                   (3,330,481)    (1,158,562)     (98,145)      (2,549)          --
                                           ----------     ----------      -------      -------       ------
Net increase (decrease)                     6,102,703      2,544,444      229,117      715,281       10,641
                                            ---------      ---------      -------      -------       ------

* Inception date was March 4, 2004.

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the six months ended Nov. 30, 2004.

--------------------------------------------------------------------------------
25   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 SEMIANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2004(h)      2004         2003          2002(b)
Net asset value, beginning of period                                     $5.63        $4.40        $4.84         $5.19
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                              (.02)        (.03)        (.02)         (.01)
Net gains (losses) (both realized and unrealized)                          .68         1.32         (.42)         (.34)
                                                                         -----        -----        -----         -----
Total from investment operations                                           .66         1.29         (.44)         (.35)
                                                                         -----        -----        -----         -----
Less distributions:
Distributions from realized gains                                           --         (.06)          --            --
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $6.29        $5.63        $4.40         $4.84
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $114          $92          $45           $15
Ratio of expenses to average daily net assets(c),(d)                     1.55%(e)     1.54%        1.55%         1.58%(e)
Ratio of net investment income (loss) to average daily net assets        (.76%)(e)    (.80%)       (.79%)       (1.07%)(e)
Portfolio turnover rate (excluding short-term securities)                  44%         139%          94%           34%
Total return(f)                                                         11.72%(g)    29.45%       (9.09%)       (6.74%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.71% for the six months ended Nov. 30, 2004 and 1.91%, 2.36% and 5.05% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Nov. 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
26 -- AXP PARTNERS SMALL CAP CORE FUND -- 2004 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2004(h)      2004         2003          2002(b)
Net asset value, beginning of period                                     $5.54        $4.36        $4.84         $5.19
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                              (.04)        (.07)        (.04)         (.01)
Net gains (losses) (both realized and unrealized)                          .66         1.31         (.44)         (.34)
                                                                         -----        -----        -----         -----
Total from investment operations                                           .62         1.24         (.48)         (.35)
                                                                         -----        -----        -----         -----
Less distributions:
Distributions from realized gains                                           --         (.06)          --            --
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $6.16        $5.54        $4.36         $4.84
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $44          $41          $21            $7
Ratio of expenses to average daily net assets(c),(d)                     2.30%(e)     2.31%        2.31%         2.36%(e)
Ratio of net investment income (loss) to average daily net assets       (1.53%)(e)   (1.56%)      (1.55%)       (1.85%)(e)
Portfolio turnover rate (excluding short-term securities)                  44%         139%          94%           34%
Total return(f)                                                         11.19%(g)    28.57%       (9.92%)       (6.74%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.48% for the six months ended Nov. 30, 2004 and 2.67%, 3.12% and 5.81% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Nov. 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
27   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2004(h)      2004         2003          2002(b)
Net asset value, beginning of period                                     $5.53        $4.35        $4.83         $5.19
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                              (.04)        (.07)        (.04)         (.01)
Net gains (losses) (both realized and unrealized)                          .66         1.31         (.44)         (.35)
                                                                         -----        -----        -----         -----
Total from investment operations                                           .62         1.24         (.48)         (.36)
                                                                         -----        -----        -----         -----
Less distributions:
Distributions from realized gains                                           --         (.06)          --            --
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $6.15        $5.53        $4.35         $4.83
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                     $4           $4           $2            $1
Ratio of expenses to average daily net assets(c),(d)                     2.30%(e)     2.30%        2.31%         2.36%(e)
Ratio of net investment income (loss) to average daily net assets       (1.53%)(e)   (1.55%)      (1.54%)       (1.85%)(e)
Portfolio turnover rate (excluding short-term securities)                  44%         139%          94%           34%
Total return(f)                                                         11.21%(g)    28.64%       (9.94%)       (6.94%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.48% for the six months ended Nov. 30, 2004 and 2.67%, 3.12% and 5.81% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Nov. 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
28   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 SEMIANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2004(h)      2004(b)
Net asset value, beginning of period                                     $5.66        $5.99
                                                                         -----        -----
Income from investment operations:
Net investment income (loss)                                              (.01)        (.02)
Net gains (losses) (both realized and unrealized)                          .68         (.31)
                                                                         -----        -----
Total from investment operations                                           .67         (.33)
                                                                         -----        -----
Net asset value, end of period                                           $6.33        $5.66
                                                                         -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                     $5           $4
Ratio of expenses to average daily net assets(c),(d)                     1.20%(e)     1.06%(e)
Ratio of net investment income (loss) to average daily net assets        (.44%)(e)     .18%(e)
Portfolio turnover rate (excluding short-term securities)                  44%         139%
Total return(f)                                                         11.84%(g)    (5.51%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class I would have been 1.66% for the period ended May 31, 2004.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Nov. 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
29   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2004(h)      2004         2003          2002(b)
Net asset value, beginning of period                                     $5.65        $4.41        $4.84         $5.19
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                              (.02)        (.03)        (.02)         (.01)
Net gains (losses) (both realized and unrealized)                          .69         1.33         (.41)         (.34)
                                                                         -----        -----        -----         -----
Total from investment operations                                           .67         1.30         (.43)         (.35)
                                                                         -----        -----        -----         -----
Less distributions:
Distributions from realized gains                                           --         (.06)          --            --
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $6.32        $5.65        $4.41         $4.84
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $--          $--          $--           $--
Ratio of expenses to average daily net assets(c),(d)                     1.37%(e)     1.37%        1.34%         1.36%(e)
Ratio of net investment income (loss) to average daily net assets        (.58%)(e)    (.57%)       (.58%)        (.85%)(e)
Portfolio turnover rate (excluding short-term securities)                  44%         139%          94%           34%
Total return(f)                                                         11.86%(g)    29.61%       (8.88%)       (6.74%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.54% for the six months ended Nov. 30, 2004 and 1.73%, 2.18% and 4.87% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Nov. 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
30   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 SEMIANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Nov. 30, 2004.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
31   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 SEMIANNUAL REPORT

                                                         Beginning                Ending                    Expenses paid
                                                        account value          account value               during the period
                                                        June 1, 2004           Nov. 30, 2004          June 1, 2004-Nov. 30, 2004
Class A
     Actual(a)                                             $1,000                $1,117.20                     $8.36(b)
     Hypothetical (5% return before expenses)              $1,000                $1,017.58                     $7.97(b)
Class B
     Actual(a)                                             $1,000                $1,111.90                    $12.38(c)
     Hypothetical (5% return before expenses)              $1,000                $1,013.76                    $11.80(c)
Class C
     Actual(a)                                             $1,000                $1,112.10                    $12.38(d)
     Hypothetical (5% return before expenses)              $1,000                $1,013.76                    $11.80(d)
Class I
     Actual(a)                                             $1,000                $1,118.40                     $6.48(e)
     Hypothetical (5% return before expenses)              $1,000                $1,019.36                     $6.17(e)
Class Y
     Actual(a)                                             $1,000                $1,118.60                     $7.40(f)
     Hypothetical (5% return before expenses)              $1,000                $1,018.50                     $7.05(f)

(a) Based on the actual return for the six months ended Nov. 30, 2004: +11.72% for Class A, +11.19% for Class B, +11.21% for Class C, +11.84% for Class I and +11.86% for Class Y.

(b) Expenses are equal to the Fund's Class A annualized expense ratio of 1.55%, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

(c) Expenses are equal to the Fund's Class B annualized expense ratio of 2.30%, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

(d) Expenses are equal to the Fund's Class C annualized expense ratio of 2.30%, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

(e) Expenses are equal to the Fund's Class I annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

(f) Expenses are equal to the Fund's Class Y annualized expense ratio of 1.37%, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

--------------------------------------------------------------------------------
32   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
33   --   AXP PARTNERS SMALL CAP CORE FUND   --   2004 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R) Partners
         Small Cap
                Value
                  Fund

Semiannual Report
for the Period Ended
Nov. 30, 2004

AXP Partners Small Cap Value Fund seeks to provide shareholders with long-term capital appreciation.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
Partners Funds                                                        (R)

Table of Contents

Fund Snapshot                              3

Performance Summary                        4

Questions & Answers
   with Portfolio Management               5

Investments in Securities                 13

Financial Statements                      22

Notes to Financial Statements             25

Fund Expenses Example                     36

Proxy Voting                              38

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American Express(R) Funds' reports to shareholders have been awarded the
Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2004 SEMIANNUAL REPORT

Fund Snapshot
        AT NOV. 30, 2004

PORTFOLIO MANAGERS

Barrow, Hanley, Mewhinney & Strauss, Inc.

Portfolio managers                        Since       Years in industry
James S. McClure, CFA                     3/04               33
John P. Harloe, CFA                       3/04               29

Donald Smith & Co., Inc.

Portfolio managers                        Since       Years in industry
Donald G. Smith                           3/04               36
Richard L. Greenberg, CFA                 3/04               25

Franklin Portfolio Associate LLC

Portfolio managers                        Since       Years in industry
John S. Cone, CFA                         3/04               23
Michael F. Dunn, CFA                      3/04               18
Oliver Buckley                            3/04               17
Kristin Crawford                          3/04                9
Langton C. Gavin, CFA                     3/04                9

Royce & Associates, LLC

Portfolio managers                        Since       Years in industry
Charles Royce                             6/01               42
Jay Kaplan                                6/01               17

Goldman Sachs Asset Management, L.P.

Portfolio manager                         Since       Years in industry
Eileen Rominger*                          8/03               20

* This portion of the Fund is managed by a team of portfolio managers led by Eileen Rominger.

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term capital appreciation.

Inception dates by class
A: 6/18/01      B: 6/18/01      C: 6/18/01      Y: 6/18/01

Ticker symbols by class
A: ASVAX        B: ASVBX        C: APVCX        Y: --

Total net assets                                         $1.194 billion

Number of holdings                                                  593

SECTOR COMPOSITION

Percentage of portfolio assets

[pie chart]

Consumer discretionary 19.5%
Financials 17.9%
Industrials 12.0%
Information technology 11.2%
Materials 9.8%
Short-term securities* 8.5%
Energy 7.4%
Health care 7.1%
Utilities 3.1%
Consumer staples 2.6%
Investment companies 0.6%
Telecommunication services 0.2%
Telecommunications 0.1%

* Of the 8.5%, 2.1% is due to security lending activity and 6.4% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

Terex (Machinery)                                                  0.8%
Reliant Energy (Utilities -- electric)                             0.7
Dillard's  Cl A (Retail -- general)                                0.6
eFunds (Computer software & services)                              0.6
MI Developments Cl A (Real estate)                                 0.6
Genesis HealthCare (Health care services)                          0.6
West (Telecom equipment & services)                                0.6
Phoenix Companies (Insurance)                                      0.6
Alaska Air Group (Airlines)                                        0.6
Range Resources (Energy equipment & services)                      0.6

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of small-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies also have fewer financial resources.

Fund holdings are subject to change.

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3 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2004 SEMIANNUAL REPORT

Performance Summary

[bar chart]

                             PERFORMANCE COMPARISON
                  For the six-month period ended Nov. 30, 2004

                 +13.75%             +16.35%             +14.14%
                 (bar 1)             (bar 2)             (bar 3)

(bar 1) AXP Partners Small Cap Value Fund Class A (excluding sales charge) (bar 2) Russell 2000(R) Value Index(1) (unmanaged)
(bar 3) Lipper Small-Cap Value Funds Index(2)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

(1) The Russell 2000(R) Value Index, an unmanaged index, measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

(2) The Lipper Small-Cap Value Funds Index includes the 30 largest small-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS

                                 Class A                 Class B                     Class C                     Class Y
(Inception dates)               (6/18/01)               (6/18/01)                   (6/18/01)                   (6/18/01)
                           NAV(1)    POP(2)       NAV(1)      After CDSC(3)    NAV(1)     After CDSC(4)    NAV(5)      POP(5)
at Nov. 30, 2004
6 months*                 +13.75%    +7.20%      +13.69%         +8.69%       +13.50%       +12.50%       +13.68%     +13.68%
1 year                    +19.90%   +13.01%      +19.39%        +15.39%       +19.35%       +19.35%       +20.00%     +20.00%
3 years                   +14.24%   +12.01%      +13.61%        +12.82%       +13.58%       +13.58%       +14.39%     +14.39%
Since inception           +13.51%   +11.58%      +12.90%        +12.25%       +12.94%       +12.94%       +13.64%     +13.64%

at Dec. 31, 2004
6 months*                 +11.81%    +5.38%      +11.59%         +6.63%       +11.57%       +10.58%       +11.76%     +11.76%
1 year                    +20.36%   +13.44%      +19.71%        +15.71%       +19.85%       +19.85%       +20.45%     +20.45%
3 years                   +12.85%   +10.64%      +12.25%        +11.46%       +12.29%       +12.29%       +12.99%     +12.99%
Since inception           +13.95%   +12.06%      +13.32%        +12.70%       +13.41%       +13.41%       +14.07%     +14.07%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

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4 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2004 SEMIANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Performance Summary

AXP Partners Small Cap Value Fund is managed by five independent money management firms that each invest a portion of Fund assets in small company value stocks. The goal is to provide long-term capital appreciation. For the six-month period ended Nov. 30, 2004, the Fund provided a total return of 13.75% (Class A shares, excluding sales charge). For the same period, the Fund's benchmark, the Russell 2000(R) Value Index (Russell Index), rose 16.35% while the Fund's peer group, as represented by the Lipper Small-Cap Value Funds Index, gained 14.14%.

As of November 30, 2004, Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow Hanley) managed 11% of the Fund's portfolio; Donald Smith & Company, Inc. (Donald Smith) managed 11%; Franklin Portfolio Associates LLC (Franklin Portfolio) managed 11%; Goldman Sachs Asset Management, L.P. (Goldman Sachs) managed 28%; and Royce & Associates, LLC (Royce) managed 39%.

Q: What factors most significantly influenced the performance of your portion of the Fund's portfolio?

    Barrow Hanley: During the period, our portion of the Fund moderately underperformed small-cap value stocks as represented by the Russell Index. The past six months can be divided into two distinct periods: the first period ending August 13 in which the small-cap market fell 9% and the second period from August 14 through November 30, in which the small-cap market gained 23%, fueled by positive economic news and a broad rally in all domestic equity indexes. We see many similarities between the second part of the past six months and the speculative euphoria of 1997 through early 2000.

    For bullish investors, valuations of stocks such as Google, eBay or Sirius Satellite confirmed a long awaited run up in the market. On the other hand, we might call this a temporary pause in the market cleansing of the past four years. History shows that our strategy tends to underperform during speculative phases. And, in fact, our value-oriented stocks, particularly in the technology sector, lagged the stocks that enjoyed the market's affection. We have been in, out, and back into several technology holdings in the recent past. When we buy a stock, we have an explicit expectation for return based on our valuation and

STYLE MATRIX

         STYLE
VALUE    BLEND     GROWTH
                          LARGE
                          MEDIUM  SIZE
  X                       SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

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5 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> We see many similarities between the second part of the past six months and the speculative euphoria of 1997 through early 2000.(end callout quote)

                                -- Barrow Hanley

    earnings power assessments. We sell stocks as they move above our target values. In the past six months, holdings we have been diligently waiting to purchase never reached attractive valuation levels. However, patience is usually rewarded.

    Our significant exposure to the industrial sector also had a meaningful impact on the portfolio as our holdings in this sector significantly outperformed the Russell Index. Much of the performance benefits resulted from the work we did in the late 1990s, searching for companies with great business models and improving execution that would have a magnified fundamental response to an improving economy.

    Donald Smith: Our portion of the portfolio underperformed for the six months ending Nov. 30, 2004. The three-month period ending September 30 was a particularly difficult period, with a few of our stocks announcing disappointing results. In general, these results have improved since then. Airlines such as Alaska Air and Air France-KLM have snapped back in response to the decline in oil prices. Reliant Energy, an electricity provider whose stock corrected after a period of significant appreciation, resumed its upward trend late in the semiannual period. Dillard's department store benefited from speculation about the value of its owned real estate. Among the weakest positions in the portfolio were Visteon, a major auto parts supplier that announced disappointing earnings, and America West Airlines, which suffered from high oil prices and a very competitive environment. These both performed slightly better in the last two months of the period.

    Franklin Portfolio: Our portion of the Fund performed well against the Russell Index. Over the period, both our valuation and momentum measures differentiated effectively between winners and losers, but our management signals, which are responsible for about 10% of a security's overall rank, did not. In particular, stocks that looked inexpensive compared to their peers based on earnings and cash flow performed well, as did stocks with positive changes in their short-term earnings outlook.

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6 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> The three-month period ending September 30 was a particularly difficult period, with a few of our stocks announcing disappointing results. (end callout quote)

                                -- Donald Smith

    Our industry-neutral approach worked particularly well within the technology, financial services and retail sectors. Within the technology sector, strong contributors to relative return included Ulticom, a network signaling software firm, and Anixter International, a network wiring and electrical power company. Within financial services, health insurer UICI and mortgage finance company New Century Financial performed particularly well, as did discount retailer BJ's Wholesale Club in the retail sector.

    Although the basic materials and energy sectors performed well over the period, the stocks in our portfolio did not perform as well as their peers. Within the materials sector, Reliance Steel and Aluminum had a positive return for the period, but lagged some of the better performing stocks in the index. Gulf Island Fabrication, a provider of offshore drilling platforms and equipment, did not perform as well as other oil services companies, many of which responded strongly to significantly higher energy prices during the period.

    Goldman Sachs: Our portion of the Fund outperformed the Russell Index during the six-month period. Within the small-cap value universe, the low quality rally that was evident in 2003 and the beginning of 2004 eased during the middle of this year, as higher quality stocks began to outperform in the third calendar quarter. Our disciplined approach to quality investing, which had caused some modest underperformance earlier in 2004, served us well during the past six months.

    Stock selection in the energy, transportation and health care sectors drove positive relative performance, while more moderate returns in the consumer cyclical, insurance and consumer staples sectors detracted.

    Range Resources Corp. emerged as a top contributor to our results. We believe the oil and gas developer, which is under new management, is on course for debt reduction and free cash flow generation. During the period, Range Resources announced its intended purchase of Appalachian oil and gas properties, which sent the stock sharply higher. We believe the pending deal would increase the company's pool of reserves and production capacity in 2005.

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7 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> Stocks that looked inexpensive compared to their peers based on earnings and cash flow performed well. (end callout quote)

                              -- Franklin Portfolio

    Accredited Home Lenders, a California-based mortgage bank, also enhanced the Fund's results after the company issued a better-than-expected 2005 outlook. The company cited its exposure to less-volatile loan origination markets, internal cost discipline and portfolio growth as key drivers of its success in a variety of market conditions. We believe the company's business mix should cushion it against a sharp rise in interest rates.

    Ditech Communications Corp. was one of the largest detractors during the period. The telecommunications equipment supplier reported earnings that fell short of high revenue expectations, due to an order disruption in Asia and soft demand in North America. The company's management, which has a history of financial conservatism, also released more achievable revenue forecasts. The stock trades at a valuation discount to its industry peers and we believe the company is operating at margins well below historical peak levels. Children's clothing retailer Gymboree Corp. also reported weaker-than-expected earnings, as the company was forced to cut prices in response to intense competition. We continue to hold both companies and we will monitor their progress through the recent soft patch.

    Royce: For the six-month period, our portion of the Fund outperformed the Russell Index. This performance reflected the tepid summer stock market and the more dynamic returns that arrived with autumn. Our outperformance primarily stemmed from the ongoing strength of our holdings in the natural resources sector. In addition to strong turns from already robust companies in the energy services and oil and gas industries, we also saw the resurgence of precious metals and mining holdings, which had struggled in the first half of 2004. Our holdings in the industrial products, consumer products and healthcare groups also boosted results.

    Other sectors with positive performance were financial intermediaries, financial services, industrial services, consumer services and technology. Marginal negative performance came from our holdings of diversified investment companies.

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8 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> Higher quality stocks began to outperform in the third calendar quarter. (end callout quote)

                                -- Goldman Sachs

Q:  What changes did you make to your portfolio during the period?

    Barrow Hanley: Given our methodology, portfolio change depends mainly on our finding companies with the potential for high and growing levels of fundamental improvement. As such, our portfolio turnover is usually much lower than that of the average manager. Changes to the portfolio are thus evolutionary in nature. During the period, restaurant holding company Brinker International reached our target valuation and was eliminated from the portfolio. We added Valassis Communications, a provider of marketing products and solutions, that has been a long-term project for our management team. After an anticipated negative earnings trend that appeared comparatively worse due to strong overall corporate earnings, Valassis Communications' valuation metrics recently returned to levels not seen since the mid-90s. We believe the achievement of normal earnings and free cash flow should enable this company to produce an attractive relative return.

    Donald Smith: We eliminated electronics retailer Circuit City and reduced positions in insurance firm Assured Guaranty and SEACOR, which provides transportation and environmental services to offshore oil rigs, after these stocks achieved substantial gains. We initiated new positions in 3Com, a technology company selling close to its cash per share; Lodgian, a hotel operator selling below both its book value and net asset value; and Royal Group Technologies, a building products company with an improving balance sheet and a valuation at 80% of book value and 10x earnings, which we consider very attractive.

    Franklin Portfolio: Our major changes occurred in response to the annual rebalancing of the Russell Index that occurred near the end of June. Although the change in the index was smaller than it had been over the past several years, we repositioned our portion of the portfolio to track the revised index more closely. Starting in June, we began selling the stocks that were to be removed from the

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9 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> Our outperformance primarily stemmed from the ongoing strength of our holdings in the natural resources sector. (end callout quote)

                                    -- Royce

    index and buying stocks that were to be added. We continued this process for several months.

    Goldman Sachs: We opportunistically added some new positions such as financial services firm Knight Trading Group and Southern Union Co., a utility, pipeline and liquified natural gas developer. Southern Union, which has a portfolio of regulated utilities and non-utility assets, is selling at what we consider an attractive valuation. We believe the company has several catalysts to help drive stock price performance. These include higher rates in their utilities, the development of liquified natural gas facilities and cost cutting opportunities.

    Royce: We continued to make discriminating purchases in the technology sector, initiating positions in Foundry Networks, OmniVision Technologies and iPass. We also increased the portfolio's stake in InterVideo. Elsewhere in the portfolio, we increased our positions in recreational vehicles companies Winnebago Industries, Thor Industries and Monaco Coach, as well as in RV component manufacturer Drew Industries. We also built a position in pharmaceutical product maker Hi-Tech Pharmacal and in North American steel producer IPSCO.

Q:  How are you positioning your portion of the Fund for the months ahead?

    Barrow Hanley: Almost regardless of the economic or stock market outlook, we manage the portfolio the same way -- stock by stock, seeking the highest returns and lowest coincident risk with no preconceived sector or industry preferences. Usually we identify these company-specific opportunities because we are willing to look beyond temporary difficulties toward the long-term value of businesses.

    Our current portfolio reflects the cumulative total of these individual opportunities over the last three or four years and, as such, emphasizes beneficiaries of the expanding economy. We expect continued economic improvement and, for the individual companies, further progress toward improved fundamentals and market values that reflect their prospects.

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10 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2004 SEMIANNUAL REPORT

Questions & Answers

    We believe the presence of considerable individual stock opportunity, especially relative to the large capitalization universe, will continue to propel small-capitalization stocks. History teaches us that long-term relative bull markets for small-cap stocks are very powerful. However, the progression can be inconsistent on an annual and sometimes longer basis. What seems likely to us is that years from now we will probably look back at the present time as one of opportunity, closer to the beginning than to the end.

    Donald Smith: With large holdings in economically sensitive companies such as airlines, hotels, technology, auto parts and retailers, we believe our portion of the Fund should benefit from continued economic growth. Our less cyclical utility, insurance, building and healthcare holdings serve as a counterbalance to these cyclical industries. We have been increasing our holdings in depressed areas that have been subject to tax-loss selling. Royal Group and 3Com, discussed above, are two examples of this. Both sell below book value and have healthy balance sheets.

    Our portion of the portfolio is attractively valued based on comparisons to key small-cap benchmarks. At the end of the period, the portfolio's holdings were selling at an average of 92% of book value compared to the Russell Index, which was selling at 188% of book value.

    Franklin Portfolio: We continue to position our portion of the Fund to emphasize stocks with characteristics that we have identified that may lead to long-term outperformance in the small-cap value universe. We emphasize stocks with inexpensive valuations relative to their peers and their own history, while also having identifiable business or market momentum so that their potential is realized. We perform this analysis within industries and sectors and are careful to keep our portfolio's sector and industry weights similar to those in the benchmark. When stocks we hold no longer have the desired characteristics, we replace them with stocks that meet our criteria.

    Goldman Sachs: We believe the 2005 outlook for company earnings will keep investors attentive. We believe our portion of the Fund's portfolio, built from the bottom-up and based on firsthand fundamental research, can continue to perform well over the long term regardless of the market environment. In addition, we believe our reality-based approach to valuation, using industry-specific, cash flow-oriented valuation metrics, allows us to better assess potential investments within each industry group.

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11 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2004 SEMIANNUAL REPORT

Questions & Answers

    Royce: Our outlook remains cautious. Stock prices rose a bit in June before falling in July. August's results were more mixed, though small-cap returns were generally negative, and results were mostly positive from August through the end of November. We expect ongoing volatility and low returns from equities as a whole. We were surprised that the small-cap value universe performed so well between September and November considering the current climate of rising interest rates, a declining dollar and an economy that has been average.

    We continue to look for what we believe is good value on a stock-by-stock basis. Seeing fewer and fewer opportunities, we increased our cash position between April and June. We put some of that cash to work as opportunities presented themselves in the third calendar quarter. However, more recently, rising prices throughout the market have once more shortened our list of potential purchase candidates.

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12 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2004 SEMIANNUAL REPORT

Investments in Securities

AXP Partners Small Cap Value Fund

Nov. 30, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (92.5%)
Issuer                                        Shares               Value(a)

Aerospace & defense (0.9%)
Curtiss-Wright                                 70,500            $4,201,799
DRS Technologies                               24,800(b)          1,059,456
Ducommun                                       65,929(b)          1,671,300
EDO                                            48,629             1,481,726
MTC Technologies                               82,644(b)          2,540,477
REMEC                                          44,600(b)            268,938
Total                                                            11,223,696

Airlines (1.5%)
Air France-KLM ADR                            286,770(b,c)        5,394,144
AirTran Airways                               152,082(b)          1,797,609
Alaska Air Group                              217,000(b)          6,776,910
America West Holdings Cl B                    247,400(b,d)        1,437,394
Continental Airlines Cl B                     115,000(b)          1,281,100
ExpressJet Holdings                            40,800(b)            475,728
SkyWest Airlines                               63,300             1,204,599
Total                                                            18,367,484

Automotive & related (2.0%)
American Axle & Mfg Holdings                   62,455             1,821,188
Goodyear Tire & Rubber                        116,200(b,d)        1,466,444
Lear                                           52,700             3,056,600
Lithia Motors Cl A                             23,700               601,506
Myers Inds                                     34,980               396,323
Strattec Security                              50,500(b)          3,181,500
Tenneco Automotive                            112,775(b)          1,748,013
Visteon                                       607,900             5,142,833
Wescast Inds Cl A                              82,700(c)          2,067,583
Winnebago Inds                                117,300             4,449,189
Total                                                            23,931,179

Banks and savings & loans (5.2%)
Alabama Natl Bancorp                           38,339             2,424,175
Alliance Bankshares                            28,387(b)            417,857
Amcore Financial                               12,200               396,866
Bancorp Bank                                   85,322(b)          1,530,677
Bank of Hawaii                                 71,900             3,490,745
BankUnited Financial Cl A                      88,079(b)          2,707,548
Berkshire Hills Bancorp                        29,715             1,084,598
Brookline Bancorp                             109,194             1,768,943
Capital Corp of the West                        6,225               320,525
Cardinal Financial                             60,398(b)            605,188
Central Pacific Financial                      24,200               809,006
Citizens Banking                              123,707             4,342,116
City Holding                                   17,100               631,332
Columbia Banking System                        15,215               386,309
Commercial Federal                             40,600             1,182,678
Community Trust Bancorp                         4,840               162,043
Corus Bankshares                               25,000             1,216,750
Fidelity Bankshares                            56,601             2,322,339
First Community Bancorp                        55,192             2,319,168
First Financial Holdings                        7,700               252,098
First Midwest Bancorp                          20,200               758,308
First Niagara Financial Group                 206,577             2,982,972
First Oak Brook Bancshares                     20,371               668,169
First Republic Bank                            19,000               976,410
Flagstar Bancorp                               29,400               640,626
Frontier Financial                              3,800               151,468
Hanmi Financial                                28,305             1,052,380
Harbor Florida Bancshares                      16,050               563,355
Hudson River Bancorp                           13,000               263,250
IBERIABANK                                     32,619             2,107,187
Independent Bank                               14,400               433,440
IndyMac Bancorp                                66,880             2,172,931
Interchange Financial Services                 10,117               270,124
Main Street Banks                              48,147             1,525,297
Mid-State Bancshares                           15,800               471,472
Millennium Bankshares                          72,723(b)            591,965
NetBank                                       120,690             1,239,486
Pacific Continental                               923                14,445
Park Natl                                       1,470               199,920
PFF Bancorp                                   108,018             4,882,414
Placer Sierra Bancshares                       43,890(b)          1,024,393
Prosperity Bancshares                          24,381               691,445
Republic Bancorp                              149,439             2,322,274
Santander BanCorp                               8,470(c)            229,537
Southcoast Financial                           27,563(b)            735,656
Southwest Bancorp of Texas                     32,600               797,396
Sterling Bancorp                               32,023             1,030,180
Sterling Bancshares                            23,200               338,256
Sun Bancorp                                    13,904(b)            345,514
Texas United Bancshares                        29,172               546,975
Trustmark                                      33,900             1,044,120

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2004 SEMIANNUAL REPORT

Issuer                                        Shares               Value(a)

Banks and savings & loans (cont.)
United Community Banks                         45,162            $1,294,343
WesBanco                                        4,900               154,889
West Coast Bancorp                             13,982               367,866
Western Sierra Bancorp                          2,158(b)             86,320
WSFS Financial                                  5,797               355,066
Total                                                            61,700,810

Beverages & tobacco (0.1%)
Boston Beer Cl A                               40,900(b)            890,802
NuCO2                                          22,623(b)            561,050
Total                                                             1,451,852

Broker dealers (0.3%)
Affiliated Managers Group                      42,226(b)          2,676,284
E*TRADE Financial                              76,400(b)          1,058,904
Total                                                             3,735,188

Building materials & construction (2.9%)
Drew Inds                                      98,800(b)          3,291,028
Eagle Materials                                 5,400               423,198
ElkCorp                                        37,716             1,116,394
Florida Rock Inds                             109,075             6,140,923
Insituform Technologies Cl A                  178,300(b)          4,161,522
Royal Group Technologies                      638,000(b,c)        5,454,900
Simpson Mfg                                   187,200             6,289,919
Standard-Pacific                               29,972             1,678,732
Texas Inds                                     36,487             2,189,220
Tredegar                                       22,500               419,175
Universal Forest Products                      47,749             2,060,847
USG                                            29,500(b,d)          965,240
Total                                                            34,191,098

Cable (0.1%)
Insight Communications Cl A                    52,600(b)            445,522
LodgeNet Entertainment                         26,600(b)            410,172
Total                                                               855,694

Cellular telecommunications (0.1%)
Price Communications                           53,500(b)            968,885

Chemicals (1.6%)
Agrium                                        197,597(c)          3,671,352
Albemarle                                      80,526             3,208,156
Compass Minerals Intl                          12,500               282,500
Cytec Inds                                     19,300               938,173
FMC                                             3,700(b)            183,335
HB Fuller                                      25,262               722,998
Minerals Technologies                          39,355             2,611,204
NL Inds                                        12,100               273,339
Penford                                        27,828               467,510
PolyOne                                       543,500(b)          5,016,506
Schulman A                                     21,400               459,030
Terra Inds                                    107,100(b)            878,220
Total                                                            18,712,323

Computer hardware (0.7%)
Adaptec                                        45,100(b)            351,780
Agilysys                                       62,400             1,031,472
Black Box                                      75,300             3,213,805
Hutchinson Technology                          64,159(b)          2,102,490
Insight Enterprises                            95,919(b)          1,940,441
RadiSys                                        18,400(b)            259,256
Total                                                             8,899,244

Computer software & services (6.3%)
3Com                                          850,000(b)          3,774,000
Activision                                     15,700(b)            246,804
Autobytel                                     236,791(b)          1,723,838
Brooktrout                                    150,300(b)          1,842,678
Ciber                                          80,600(b)            751,998
Citadel Security Software                     150,427(b)            663,233
Digital Insight                                67,700(b)          1,105,203
EarthLink                                      84,100(b)            911,644
eFunds                                        311,000(b)          7,408,019
Foundry Networks                              232,400(b)          3,102,540
Intergraph                                     33,500(b)            877,700
InterVideo                                    242,900(b)          2,735,054
iPass                                         245,500(b)          1,593,295
Keynote Systems                                20,400(b)            259,692
Lionbridge Technologies                       523,876(b)          2,886,557
MAXIMUS                                       140,100(b)          4,389,333
Mentor Graphics                               349,000(b)          4,379,950
NDCHealth                                      96,010             1,812,669
Neoware Systems                               266,100(b)          2,331,036
OPNET Technologies                            153,378(b)          1,325,186
PEC Solutions                                  11,800(b)            167,442
Pegasus Solutions                              16,900(b)            197,561
Perot Systems Cl A                            341,800(b)          5,472,218
Pervasive Software                            257,100(b)          1,025,829
PLATO Learning                                103,900(b)            726,261
PRG-Schultz Intl                              268,017(b)          1,447,292
Priceline.com                                  14,900(b)            355,663
Progress Software                              20,400(b)            463,080
Reynolds & Reynolds Cl A                      126,000             2,989,980
Rimage                                        144,400(b)          2,196,324
SM&A                                          265,700(b)          2,144,199
SPSS                                           86,700(b)          1,386,333
SS&C Technologies                              12,800               286,592
Sybase                                        284,100(b)          4,895,043

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2004 SEMIANNUAL REPORT

Issuer                                        Shares               Value(a)

Computer software & services (cont.)
Take-Two Interactive Software                  63,351(b)         $2,214,117
THQ                                            44,200(b)            948,532
Transaction Systems
  Architects Cl A                             221,300(b)          4,541,076
Tumbleweed Communications                      27,533(b)             96,366
Tyler Technologies                             24,300(b)            190,512
Ultimate Software Group                        26,029(b)            332,390
VitalWorks                                     26,100(b)            105,183
Total                                                            76,302,422

Electronics (2.9%)
Audiovox Cl A                                  62,200(b)            929,890
Entegris                                      271,000(b)          2,650,380
ESS Technology                                228,300(b)          1,609,515
Fairchild Semiconductor Intl                   87,900(b)          1,344,870
Franklin Electric                              33,938             1,379,919
GrafTech Intl                                 325,757(b)          3,107,722
KEMET                                         241,400(b)          2,138,804
Littelfuse                                     16,800(b)            655,536
LoJack                                         62,233(b)            654,691
LSI Inds                                       17,200               170,968
Methode Electronics                            48,647               642,140
Molecular Devices                              12,300(b)            258,669
Nu Horizons Electronics                       275,500(b)          2,286,926
OmniVision Technologies                       151,500(b)          2,702,760
Park Electrochemical                           14,000               295,260
Photronics                                     15,200(b)            286,368
Power Integrations                             37,961(b)            748,971
ScanSource                                     12,738(b)            824,149
SYNNEX                                         16,800(b)            359,520
Tessera Technologies                           75,084(b)          2,669,236
Thomas & Betts                                 39,400(b)          1,246,616
TriQuint Semiconductor                        368,400(b)          1,595,172
TTM Technologies                               55,700(b)            578,166
Universal Electronics                          50,300(b)            917,975
Viisage Technology                            208,249(b,d)        1,680,569
Vishay Intertechnology                        171,800(b)          2,509,998
Total                                                            34,244,790

Energy (3.8%)
Chesapeake Energy                             211,000             3,798,000
Encore Acquisition                            134,900(b)          4,749,829
Frontier Oil                                   92,666             2,469,549
Magnum Hunter Resources                        84,400(b)          1,130,960
Murphy Oil                                     45,700             3,898,667
Parallel Petroleum                             58,458(b)            325,611
Patina Oil & Gas                               50,903             1,689,980
Petroleum Development                          13,747(b)            565,277
Remington Oil & Gas                           176,700(b)          5,115,464
South Jersey Inds                              17,511               900,241
St Mary Land & Exploration                    117,400             5,047,026
Swift Energy                                   46,300(b)          1,404,742
Tesoro                                         46,100(b)          1,526,832
TETRA Technologies                            125,050(b)          3,801,520
USEC                                          383,500             4,038,255
Whiting Petroleum                             136,236(b)          4,637,473
Total                                                            45,099,426

Energy equipment & services (3.7%)
Cimarex Energy                                147,097(b)          5,910,357
Dril-Quip                                       7,700(b)            183,799
Energy Partners                                61,100(b)          1,183,507
Ensign Resource Service Group                 271,500(c)          5,652,530
Gulf Island Fabrication                        23,000               489,210
Harvest Natural Resources                      71,200(b)          1,299,400
Hydril                                         17,384(b)            815,483
Offshore Logistics                             11,200(b)            424,480
Oil States Intl                               182,800(b)          3,723,636
Patterson-UTI Energy                           72,400             1,448,000
Range Resources                               325,047             6,741,476
RPC                                           122,400             3,335,400
SEACOR Holdings                                59,300(b)          3,291,150
Tidewater                                      58,900             1,998,477
Trican Well Service                            16,900(b,c)          801,606
Unit                                          154,700(b)          6,129,214
W-H Energy Services                            15,778(b)            360,685
Willbros Group                                 38,486(b,c)          693,133
Total                                                            44,481,543

Engineering & construction (0.6%)
Avatar Holdings                                 4,120(b)            194,752
Dycom Inds                                     29,100(b)            847,974
Infrasource Services                           65,177(b)            804,936
Keith Companies                               162,600(b)          2,772,331
Lennox Intl                                    63,674             1,145,495
Modtech Holdings                              126,200(b)          1,029,792
Perini                                         18,300(b)            273,585
Washington Group Intl                           3,400(b)            132,600
Total                                                             7,201,465

Environmental services (0.2%)
TRC Companies                                  31,045(b)            553,843
Waste Connections                              44,579(b)          1,518,361
Total                                                             2,072,204

Finance companies (0.7%)
Accredited Home Lenders Holding               120,658(b)          5,182,261
Financial Federal                              64,712(b)          2,488,824
First Financial Bancorp                        23,000               392,840
Total                                                             8,063,925

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2004 SEMIANNUAL REPORT

Issuer                                        Shares               Value(a)

Financial services (0.7%)
Advanta Cl B                                   25,100              $599,388
CharterMac                                     17,200               417,960
Cohen & Steers                                 40,100               717,389
CompuCredit                                    36,600(b)            877,302
Delphi Financial Group Cl A                    20,700               961,722
Huron Consulting Group                          9,600(b)            203,040
Irwin Financial                                51,580             1,372,544
Jones Lang LaSalle                             21,100(b)            757,490
Knight Trading Group Cl A                     180,386(b)          2,058,204
Total                                                             7,965,039

Food (0.9%)
American Italian Pasta Cl A                   146,812(d)          2,827,599
Chiquita Brands Intl                           39,800(b)            787,244
CoolBrands Intl                               166,800(b,c)        1,187,108
Hain Celestial Group                           52,293(b)          1,016,053
Sensient Technologies                         213,351             4,917,741
Total                                                            10,735,745

Furniture & appliances (2.0%)
Aaron Rents                                   133,623             3,241,694
American Woodmark                              99,400             3,998,862
Ethan Allen Interiors                          64,100             2,528,745
Hooker Furniture                              112,200             2,619,870
Natuzzi ADR                                   304,100(c)          3,390,715
Select Comfort                                 63,862(b)          1,244,670
Stanley Furniture                              75,000             3,450,000
Thomas Inds                                    84,600             3,314,628
Total                                                            23,789,184

Health care products (3.9%)
Abaxis                                         57,399(b)            719,783
Antigenics                                     88,200(b)            830,844
Atrion                                          1,100                49,742
Bruker BioSciences                            122,300(b)            563,803
Cell Therapeutics                             159,077(b,d)        1,189,896
CNS                                           206,400             2,491,248
Conceptus                                     135,637(b)          1,211,238
Endo Pharmaceuticals Holdings                 162,300(b)          3,323,904
Enzon Pharmaceuticals                          54,700(b)            740,638
Haemonetics                                   152,300(b)          5,315,271
Hi-Tech Pharmacal                              94,500(b)          1,545,075
Intuitive Surgical                             20,700(b)            743,751
Lexicon Genetics                              226,400(b)          1,591,592
Myriad Genetics                               156,100(b)          3,003,364
Nabi Biopharmaceuticals                        27,547(b)            396,677
Nutraceutical Intl                            198,564(b)          3,182,981
Par Pharmaceutical Companies                    6,200(b)            244,652
Perrigo                                       238,000             4,293,520
PSS World Medical                             114,405(b)          1,431,664
Renovis                                        51,190(b)            742,255
Sola Intl                                     171,300(b)          3,700,080
Theragenics                                   421,400(b)          1,769,880
ThermoGenesis                                 215,276(b)          1,306,725
United Therapeutics                            39,798(b)          1,751,510
Viasys Healthcare                             134,400(b)          2,502,528
Vital Signs                                    42,100             1,574,961
Total                                                            46,217,582

Health care services (3.4%)
Albany Molecular Research                      47,300(b)            507,056
Allscripts Healthcare Solutions                57,100(b)            562,435
Applera - Celera Genomics Group                87,600(b)          1,233,408
Centene                                        86,700(b)          4,638,450
Cross Country Healthcare                      213,200(b)          3,784,300
First Health Group                             23,100(b)            411,642
Genesis HealthCare                            224,000(b)          7,224,000
Gentiva Health Services                        54,600(b)            909,090
Healthcare Services Group                     153,700             3,187,738
Horizon Health                                149,200(b)          3,579,308
Molina Healthcare                              68,900(b)          2,993,705
Option Care                                    45,900               790,398
Owens & Minor                                  25,600               710,400
PAREXEL Intl                                   37,086(b)            765,084
PRA Intl                                        7,196(b)            163,061
Province Healthcare                            46,000(b)          1,032,240
Psychiatric Solutions                          16,318(b)            531,151
Radiologix                                    297,661(b)          1,116,229
Sunrise Senior Living                          10,200(b)            438,090
Symbion                                        29,825(b)            571,447
U.S. Physical Therapy                         227,300(b)          3,523,150
United Surgical Partners Intl                  36,163(b)          1,427,354
Total                                                            40,099,736

Home building (0.5%)
Beazer Homes USA                               25,990(d)          3,222,760
Monaco Coach                                   86,530             1,721,947
WCI Communities                                47,257(b)          1,210,724
Total                                                             6,155,431

Household products (1.6%)
CSS Inds                                        9,600               308,448
Elizabeth Arden                               125,202(b)          2,854,606
Helen of Troy                                  60,250(b,c)        1,695,435
Inter Parfums                                  24,400               408,212
JAKKS Pacific                                  83,546(b)          1,555,627
Jarden                                         16,844(b)            646,304
Nature's Sunshine Products                      8,500               142,290

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2004 SEMIANNUAL REPORT

Issuer                                        Shares               Value(a)

Household products (cont.)
Nu Skin Enterprises Cl A                      247,500            $5,563,800
Oneida                                         96,204(b)            243,396
Rayovac                                        11,600(b)            344,288
Tupperware                                     52,500               982,800
Yankee Candle                                 139,100(b)          4,236,986
Total                                                            18,982,192

Industrial services (0.1%)
Applied Industrial Technologies                19,709               820,880
Watsco                                         25,900               856,513
Total                                                             1,677,393

Industrial transportation (2.9%)
Arkansas Best                                  22,400               965,888
ArvinMeritor                                   61,906             1,358,837
Covenant Transport Cl A                        92,800(b)          1,783,616
GATX                                           31,800               936,192
Heartland Express                              63,541             1,395,360
JB Hunt Transport Services                     60,400             2,428,080
Kirby                                         113,300(b)          5,157,416
Nordic American Tanker Shipping                29,500(c)          1,194,750
OMI                                           182,818             3,906,821
Overseas Shipholding Group                     13,800               906,522
RailAmerica                                    36,800(b)            471,040
SCS Transportation                             86,410(b)          1,827,572
Sea Containers Cl A                           306,000(c)          5,388,660
Swift Transportation                           50,700(b)            988,143
Wabash Natl                                   220,086(b)          5,473,538
Total                                                            34,182,435

Insurance (6.1%)
Alleghany                                       3,502(b)            989,560
American Natl Insurance                        27,300             2,775,045
American Physicians Capital                    26,200(b)            872,722
AMERIGROUP                                     67,600(b)          4,664,400
AmerUs Group                                   57,700             2,513,989
Arch Capital Group                             13,300(b,c)          518,035
Argonaut Group                                 93,200(b)          1,852,816
Aspen Insurance Holdings                      126,000(c)          3,118,500
Assured Guaranty                              169,800(c)          3,127,716
CNA Surety                                    248,300(b)          3,242,798
Commerce Group                                 18,300             1,086,837
Donegal Group Cl A                             23,906               513,979
Erie Indemnity Cl A                            35,600             1,857,608
FBL Financial Group Cl A                      147,600             4,194,792
Hilb Rogal & Hobbs                              5,700               197,733
Hooper Holmes                                 483,300             2,537,325
Hub Intl                                       46,985(c)            808,612
Infinity Property & Casualty                   28,400             1,050,800
Navigators Group                               30,479(b)            861,032
NYMAGIC                                        25,544               626,594
Ohio Casualty                                  50,800(b)          1,091,184
Phoenix Companies                             566,181             6,907,408
ProAssurance                                  155,526(b)          6,073,290
ProCentury                                    108,831             1,093,752
PXRE Group                                    203,519(c)          4,910,913
Reinsurance Group of America                   40,200             1,866,084
RLI                                            90,101             3,752,707
Scottish Re Group                             166,900(c)          3,838,700
StanCorp Financial Group                       30,078             2,377,666
UICI                                           38,400(b)          1,282,560
United Fire & Casualty                            100                 6,660
Universal American Financial                  268,600(b)          3,585,810
Total                                                            74,197,627

Investment companies (0.6%)
Apollo Investment                              84,831(b)          1,251,257
iShares Russell 2000 Value
  Index Fund                                   32,833(d)          6,223,167
Total                                                             7,474,424

Leisure time & entertainment (2.8%)
Arctic Cat                                    130,200             3,477,642
Argosy Gaming                                  52,348(b)          2,437,323
Brunswick                                      96,700             4,720,894
Callaway Golf                                 228,800             2,690,688
Handleman                                      40,900               867,080
Head ADR                                      755,200(b,c)        2,680,960
K2                                            110,941(b)          1,872,684
Multimedia Games                              227,200(b)          2,971,776
Radica Games                                  162,650(c)          1,559,814
RC2                                           176,378(b)          5,518,867
Steiner Leisure                                56,073(b,c)        1,509,485
Thor Inds                                      93,800             3,132,920
Topps                                           8,200                81,754
World Wrestling Entertainment                  39,000               468,000
Total                                                            33,989,887

Lodging & gaming (1.5%)
Ameristar Casinos                              19,500               784,875
Bluegreen                                      60,600(b)            963,540
Dover Downs Gaming
  & Entertainment                             282,400             3,188,296
Kerzner Intl                                   92,000(b,c)        5,241,240
La Quinta                                     156,400(b)          1,259,020
Lodgian                                       556,348(b)          5,902,852
Total                                                            17,339,823

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
17 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2004 SEMIANNUAL REPORT

Issuer                                        Shares               Value(a)

Machinery (3.7%)
Alamo Group                                     9,600              $200,640
Blyth                                          95,200             2,790,312
Flowserve                                     167,200(b)          4,216,784
Gardner Denver                                 27,000(b)            928,800
Harsco                                        116,354             6,184,215
IDEX                                          117,900             4,716,000
Joy Global                                     29,500             1,200,355
Kaydon                                        118,500             3,848,880
Key Technology                                154,300(b)          1,470,479
Lincoln Electric Holdings                     133,500             4,791,315
Lindsay Mfg                                    11,454               322,316
Lydall                                        146,211(b)          1,634,639
MTS Systems                                     3,910               118,669
Regal-Beloit                                   19,300               544,453
Semitool                                      281,500(b)          2,522,240
Terex                                         198,042(b)          9,078,244
Total                                                            44,568,341

Media (1.2%)
ADVO                                           45,985             1,614,533
American Greetings Cl A                        42,700             1,136,674
Courier                                        35,400             1,790,532
Entravision Communications Cl A                61,800(b)            506,760
Gray Television                                32,300               484,500
John H Harland                                 30,700             1,084,017
Journal Register                               62,333(b)          1,178,717
Regent Communications                         203,678(b)          1,163,001
Saga Communications Cl A                       23,770(b)            403,852
Sinclair Broadcast Group Cl A                  47,900               345,359
TiVo                                           69,827(b)            328,885
Valassis Communications                       110,000(b)          3,734,501
Total                                                            13,771,331

Metals (2.8%)
Apex Silver Mines                              73,200(b,c,d)      1,423,740
Century Aluminum                               96,300(b)          2,467,206
Commercial Metals                              98,646             4,472,611
Eldorado Gold                                 470,300(b,c)        1,570,802
Gibraltar Inds                                153,300             3,692,997
IPSCO                                         100,000(c)          4,039,000
Maverick Tube                                  86,289(b)          2,735,361
Mueller Inds                                   93,177             2,863,329
NS Group                                       37,700(b)            835,432
Oregon Steel Mills                             62,032(b)          1,115,335
Reliance Steel & Aluminum                      29,500             1,177,345
RTI Intl Metals                               197,000(b)          4,245,350
Schnitzer Steel Inds Cl A                      13,866               523,164
Steel Dynamics                                 33,100(b)          1,341,543
Steel Technologies                             19,500               570,960
Total                                                            33,074,175

Miscellaneous (--%)
California Water Service Group                 11,700               409,149

Multi-industry (2.1%)
Actuant Cl A                                   58,787(b)          2,764,165
AMN Healthcare Services                       113,963(b)          1,823,408
Baldor Electric                                23,392               645,151
Brady Cl A                                     87,400             5,340,140
FTI Consulting                                204,800(b)          4,130,816
Gladstone Capital                              13,500               331,155
ITT Educational Services                       37,148(b)          1,773,074
Lancaster Colony                               42,500             1,856,400
Medical Staffing Network Holdings             154,734(b)          1,332,260
SOURCECORP                                     13,400(b)            222,842
Woodward Governor                              61,400             4,472,990
Total                                                            24,692,401

Paper & packaging (1.0%)
AptarGroup                                      5,200               273,260
Caraustar Inds                                339,391(b)          5,460,801
Chesapeake                                    158,200             4,269,818
Louisiana-Pacific                              41,800             1,022,846
Potlatch                                       16,200               821,664
Silgan Holdings                                 3,900               211,770
Wausau-Mosinee Paper                           20,609               369,932
Total                                                            12,430,091

Precious metals (1.7%)
Agnico-Eagle Mines                             95,400(c)          1,499,688
Glamis Gold                                   198,900(b,c)        4,047,615
Goldcorp                                      159,100(c,d)        2,419,911
Golden Star Resources                         440,100(b)          1,901,232
Hecla Mining                                  537,600(b)          3,650,304
Meridian Gold                                 249,700(b,c)        4,886,629
Minefinders                                   171,900(b,c)        1,392,390
Total                                                            19,797,769

Real estate (1.0%)
MI Developments Cl A                          258,000(c,d)        7,327,200
Wellsford Real Properties                     277,700(b)          4,162,723
Total                                                            11,489,923

Real estate investment trust (4.1%)
Acadia Realty Trust                            61,707              $934,861
Affordable Residential Communities             34,445               444,341
Agree Realty                                   32,791               987,009

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
18 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2004 SEMIANNUAL REPORT

Issuer                                        Shares               Value(a)

Real estate investment trust (cont.)
AmeriVest Properties                           47,792              $299,178
AMLI Residential Properties Trust              28,200               916,218
BioMed Realty Trust                            51,074             1,005,647
Brandywine Realty Trust                        38,099             1,083,917
Capital Automotive                             89,991             3,033,596
Capital Trust Cl A                              9,700               318,645
Catellus Development                           34,800             1,092,720
Commercial Net Lease Realty                   102,498             2,083,784
Corporate Office Properties Trust              11,573               321,498
Correctional Properties Trust                  83,499             2,373,877
CRT Properties                                 30,500               748,470
Entertainment Properties Trust                 55,446             2,379,188
Equity Inns                                    56,700               585,144
Equity One                                     33,000               750,420
FelCor Lodging Trust                           86,900(b)          1,124,486
Gables Residential Trust                       22,785               812,741
IMPAC Mtge Holdings                            37,500               878,625
Innkeepers USA Trust                           37,300               502,804
Investors Real Estate Trust                    19,100               201,696
LaSalle Hotel Properties                       66,084             2,028,779
Lexington Corporate
  Properties Trust                             88,576             1,990,303
LTC Properties                                 31,600               595,660
Maguire Properties                             36,300               955,053
MFA Mtge Investments                          177,259             1,620,147
Mission West Properties                        19,300               197,825
Natl Health Investors                          19,100               552,945
New Century Financial                          18,900             1,195,614
Omega Healthcare Investors                     50,900               636,759
Parkway Properties                             59,306             2,971,230
Post Properties                                24,987               852,057
Prentiss Properties Trust                      64,386             2,407,393
PS Business Parks                               2,400               107,640
RAIT Investment Trust                         102,138             2,859,864
Redwood Trust                                  11,300               657,999
Senior Housing Properties Trust                42,700               840,336
Summit Properties                             129,376             4,120,625
U-Store-It Trust                               37,954(b)            647,495
U.S. Restaurant Properties                     16,100               292,215
Total                                                            48,408,804

Restaurants (1.5%)
Bob Evans Farms                                34,400               868,600
Buca                                          163,327(b)            979,962
California Pizza Kitchen                       51,331(b)          1,285,842
CBRL Group                                     75,000             3,057,750
CEC Entertainment                              74,900(b)          3,047,681
Jack in the Box                                38,400(b)          1,450,752
Landry's Restaurants                           21,400               632,370
Lone Star Steakhouse & Saloon                  17,700               477,723
Ruby Tuesday                                   43,600             1,201,180
Ryan's Restaurant Group                       272,200(b)          4,156,494
Total Entertainment Restaurant                 91,687(b)            920,537
Total                                                            18,078,891

Retail -- general (6.5%)
Advance Auto Parts                             73,900(b)          3,049,114
AnnTaylor Stores                              120,800(b)          2,650,352
Big Lots                                      280,300(b)          3,251,480
BJ's Wholesale Club                            14,500(b)            430,505
Brookstone                                    289,385(b)          5,295,746
Buckle                                        156,700             4,826,360
Cato Cl A                                     130,000             3,468,400
Claire's Stores                                75,500             1,536,425
Cost Plus                                      43,500(b)          1,382,430
Deb Shops                                      97,100             2,393,515
Department 56                                 141,900(b)          2,402,367
Dillard's Cl A                                300,000             7,553,999
Dollar General                                119,700             2,364,075
Dress Barn                                    166,300(b)          2,855,371
Electronics Boutique Holdings                  69,400(b)          2,703,130
Fossil                                        120,264(b)          3,253,141
GameStop Cl B                                  19,000(b)            403,180
Gymboree                                      229,758(b)          2,708,847
Hughes Supply                                  90,670             2,981,230
Jo-Ann Stores                                  10,900(b)            299,968
Linens `N Things                               96,000(b)          2,384,640
Men's Wearhouse                               164,400(b)          5,203,260
Movie Gallery                                  38,800               676,284
Pier 1 Imports                                196,900             3,591,456
School Specialty                               36,297(b)          1,379,286
Sharper Image                                  38,397(b)            735,687
Sonic Automotive                               18,000               446,940
Stage Stores                                   16,700(b)            684,533
Talbots                                        56,900             1,628,478
Too                                            24,491(b)            622,071
United Auto Group                              19,900               567,548
Weis Markets                                   80,600             3,095,040
Zale                                           54,300(b)          1,588,275
Total                                                            78,413,133

Telecom equipment & services (1.4%)
CommScope                                      46,500(b)            898,380
Digi Intl                                      44,100(b)            678,699
Ditech Communications                         196,628(b)          3,098,857
EFJ                                            82,516(b)            666,729
Iowa Telecommunications Services               35,984(b)            763,221
Orbital Sciences                               57,400(b)            746,200
Sycamore Networks                             637,700(b)          2,391,375

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
19 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2004 SEMIANNUAL REPORT

Issuer                                        Shares               Value(a)

Telecom equipment & services (cont.)
West                                          208,038(b)         $7,206,437
Total                                                            16,449,898

Textiles & apparel (1.7%)
Charlotte Russe Holding                        52,439(b)            610,914
Cutter & Buck                                 112,800             1,678,464
K-Swiss Cl A                                  185,815             5,034,100
Kellwood                                       53,399             1,858,819
Oakley                                         88,200             1,071,630
Oshkosh B'Gosh Cl A                            17,794               364,777
Polo Ralph Lauren                              83,100             3,273,309
Russell                                         9,400               172,396
Steven Madden                                 161,100(b)          3,038,346
Stride Rite                                   233,700             2,573,037
Tropical Sportswear Intl                      119,038(b)            167,844
Total                                                            19,843,636

Utilities -- electric (1.8%)
Avista                                         54,154               963,941
Central Vermont Public Service                 13,297               300,246
CH Energy Group                                15,400               715,638
Duquesne Light Holdings                        10,800               190,512
El Paso Electric                              172,319(b)          3,093,126
MGE Energy                                      5,859               201,901
PNM Resources                                  85,109             2,165,173
Reliant Energy                                750,000(b)          8,910,001
Sierra Pacific Resources                      243,500(b,d)        2,495,875
UIL Holdings                                   19,200             1,026,432
Westar Energy                                  50,094             1,109,582
Total                                                            21,172,427

Utilities -- natural gas (1.3%)
AGL Resources                                  70,435             2,337,738
Atmos Energy                                   92,593             2,499,085
Energen                                        20,521             1,187,345
Nicor                                           6,500               239,850
Northwest Natural Gas                          73,569             2,491,046
Piedmont Natural Gas                           67,040             1,576,110
Southern Union                                 46,108(b)          1,130,578
Southwest Gas                                  25,100               637,540
Syntel                                         77,600             1,519,408
WGL Holdings                                   65,012             1,971,164
Total                                                            15,589,864

Utilities -- telephone (0.2%)
Cincinnati Bell                               278,746(b)          1,003,486
Commonwealth  Telephone Enterprises            12,000(b)            583,920
CT Communications                              17,000               224,910
Total                                                             1,812,316

Total common stocks
(Cost: $899,068,016)                                         $1,104,311,875

Preferred stock & other (0.2%)
Issuer                                        Shares               Value(a)

Air France ADR
  Warrants                                    260,700(b,c)         $310,233
United Fire & Casualty Insurance
  6.38% Cv Series A                            50,500             2,121,505

Total preferred stock & other
(Cost: $1,263,500)                                               $2,431,738

Bond (--%)
Issuer                  Coupon               Principal             Value(a)
                         rate                 amount
Mueller Inds
  11-01-14                6.00%              $492,000              $484,620

Total bond
(Cost: $492,000)                                                   $484,620

Short-term securities (8.6%)(e)
Issuer                 Effective              Amount               Value(a)
                         yield              payable at
                                             maturity

Commercial paper
Barton Capital
  12-01-04                2.07%           $25,500,000           $25,498,534
Deutsche Bank Financial LLC
  12-01-04                2.07             12,500,000            12,499,281
General Electric
  12-01-04                2.06             16,000,000            15,999,084
Morgan Stanley
  12-13-04                2.05              9,900,000             9,892,671
UBS Finance (Delaware) LLC
  12-01-04                2.07             39,200,000            39,197,746

Total short-term securities
(Cost: $103,093,235)                                           $103,087,316

Total investments in securities
(Cost: $1,003,916,751)(f)                                    $1,210,315,549

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
20 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2004 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Nov. 30, 2004, the value of foreign securities represented 7.8% of net assets.

(d) At Nov. 30, 2004, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 2.1% of net assets. See Note 5 to the financial statements. 6.5% of net assets is the Fund's cash equivalent position.

(f) At Nov. 30, 2004, the cost of securities for federal income tax purposes was approximately $1,003,917,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                  $233,282,000
      Unrealized depreciation                                   (26,883,000)
                                                                -----------
      Net unrealized appreciation                              $206,399,000
                                                               ------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
21 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2004 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners Small Cap Value Fund

Nov. 30, 2004 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
   (identified cost $1,003,916,751)                                                                          $1,210,315,549
Cash in bank on demand deposit                                                                                    5,847,502
Capital shares receivable                                                                                           659,289
Dividends and accrued interest receivable                                                                           742,802
Receivable for investment securities sold                                                                         3,993,106
                                                                                                                  ---------
Total assets                                                                                                  1,221,558,248
                                                                                                              -------------
Liabilities
Capital shares payable                                                                                              419,289
Payable for investment securities purchased                                                                       1,873,370
Payable upon return of securities loaned (Note 5)                                                                25,188,400
Accrued investment management services fee                                                                           30,127
Accrued distribution fee                                                                                             16,268
Accrued service fee                                                                                                       1
Accrued transfer agency fee                                                                                           6,580
Accrued administrative services fee                                                                                   2,302
Other accrued expenses                                                                                              239,698
                                                                                                                    -------
Total liabilities                                                                                                27,776,035
                                                                                                                 ----------
Net assets applicable to outstanding capital stock                                                           $1,193,782,213
                                                                                                             --------------
Represented by
Capital stock -- $.01 par value (Note 1)                                                                     $    1,594,833
Additional paid-in capital                                                                                      853,797,929
Net operating loss                                                                                               (3,330,182)
Accumulated net realized gain (loss)                                                                            135,320,835
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                           206,398,798
                                                                                                                -----------
Total -- representing net assets applicable to outstanding capital stock                                     $1,193,782,213
                                                                                                             ==============
Net assets applicable to outstanding shares:              Class A                                            $  787,517,796
                                                          Class B                                            $  373,883,710
                                                          Class C                                            $   23,643,821
                                                          Class I                                            $    8,466,685
                                                          Class Y                                            $      270,201
Net asset value per share of outstanding capital stock:   Class A shares                    104,541,994      $         7.53
                                                          Class B shares                     50,594,531      $         7.39
                                                          Class C shares                      3,193,621      $         7.40
                                                          Class I shares                      1,117,384      $         7.58
                                                          Class Y shares                         35,726      $         7.56
                                                                                                 ------      --------------
*Including securities on loan, at value (Note 5)                                                             $   24,575,664
                                                                                                             --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2004 SEMIANNUAL REPORT

Statement of operations
AXP Partners Small Cap Value Fund

Six months ended Nov. 30, 2004 (Unaudited)
Investment income
Income:
Dividends                                                                     $  5,531,241
Interest                                                                         1,156,866
Fee income from securities lending (Note 5)                                         47,271
   Less foreign taxes withheld                                                      (6,377)
                                                                                    ------
Total income                                                                     6,729,001
                                                                                 ---------
Expenses (Note 2):
Investment management services fee                                               4,697,799
Distribution fee
   Class A                                                                         885,047
   Class B                                                                       1,748,209
   Class C                                                                         110,507
Transfer agency fee                                                              1,216,377
Incremental transfer agency fee
   Class A                                                                          86,024
   Class B                                                                          73,823
   Class C                                                                           4,698
Service fee -- Class Y                                                                 112
Administrative services fees and expenses                                          403,028
Compensation of board members                                                        5,932
Custodian fees                                                                     118,660
Printing and postage                                                               120,525
Registration fees                                                                   30,975
Audit fees                                                                          10,000
Other                                                                               20,065
                                                                                    ------
Total expenses                                                                   9,531,781
   Earnings credits on cash balances (Note 2)                                       (5,033)
                                                                                    ------
Total net expenses                                                               9,526,748
                                                                                 ---------
Investment income (loss) -- net                                                 (2,797,747)
                                                                                ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                               31,830,946
   Foreign currency transactions                                                    (1,670)
                                                                                    ------
Net realized gain (loss) on investments                                         31,829,276
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies          114,189,953
                                                                               -----------
Net gain (loss) on investments and foreign currencies                          146,019,229
                                                                               -----------
Net increase (decrease) in net assets resulting from operations               $143,221,482
                                                                              ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
23 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2004 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Partners Small Cap Value Fund

                                                                               Nov. 30, 2004           May 31, 2004
                                                                             Six months ended           Year ended
                                                                                (Unaudited)
Operations
Investment income (loss) -- net                                             $   (2,797,747)          $   (7,018,929)
Net realized gain (loss) on investments                                         31,829,276              145,529,616
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies          114,189,953               88,280,248
                                                                               -----------               ----------
Net increase (decrease) in net assets resulting from operations                143,221,482              226,790,935
                                                                               -----------              -----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                     105,006,624              183,962,000
   Class B shares                                                               28,736,727               74,804,282
   Class C shares                                                                1,682,901                5,056,172
   Class I shares                                                                6,967,350                4,381,408
   Class Y shares                                                                   59,429                  106,014
Payments for redemptions
   Class A shares                                                              (68,135,905)            (104,975,609)
   Class B shares (Note 2)                                                     (47,965,056)             (59,977,599)
   Class C shares (Note 2)                                                      (2,321,122)              (4,446,774)
   Class I shares                                                               (3,719,514)                 (81,055)
   Class Y shares                                                                   (5,976)                (287,059)
                                                                                    ------                 --------
Increase (decrease) in net assets from capital share transactions               20,305,458               98,541,780
                                                                                ----------               ----------
Total increase (decrease) in net assets                                        163,526,940              325,332,715
Net assets at beginning of period                                            1,030,255,273              704,922,558
                                                                             -------------              -----------
Net assets at end of period                                                 $1,193,782,213           $1,030,255,273
                                                                            ==============           ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
24 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2004 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Partners Small Cap Value Fund
(Unaudited as to Nov. 30, 2004)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in small cap companies with market capitalization, at the time of investment, of up to $2 billion.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Nov. 30, 2004, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 0.71% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
25 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2004 SEMIANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value (NAV). Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

--------------------------------------------------------------------------------
26 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2004 SEMIANNUAL REPORT

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
27 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2004 SEMIANNUAL REPORT

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.97% to 0.87% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Value Funds Index. In certain circumstances, the Board may approve a change in the Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $348,021 for the six months ended Nov. 30, 2004.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.06% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has Subadvisory Agreements with Royce & Associates, LLC, a direct wholly-owned subsidiary of Legg Mason, Goldman Sachs Asset Management, L.P., Franklin Portfolio Associates LLC, Barrow, Hanley, Mewhinney & Strauss, Inc. and Donald Smith & Co., Inc. New investments in the Fund, net of any redemptions, are allocated in accordance with AEFC's determination of the allocation that is in the best interests of the shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

--------------------------------------------------------------------------------
28 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2004 SEMIANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,221,208 for Class A, $189,479 for Class B and $1,333 for Class C for the six months ended Nov. 30, 2004.

AEFC and its affiliates have agreed to waive certain fees and expenses until May 31, 2005. Under this agreement, net expenses will not exceed 1.59% for Class A, 2.35% for Class B, 2.35% for Class C, 1.21% for Class I and 1.42% for Class Y of the Fund's average daily net assets.

During the six months ended Nov. 30, 2004, the Fund's custodian and transfer agency fees were reduced by $5,033 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $251,210,782 and $230,019,679, respectively, for the six months ended Nov. 30, 2004. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadvisers were $1,620 for the six months ended Nov. 30, 2004.

--------------------------------------------------------------------------------
29 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2004 SEMIANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                                 Six months ended Nov. 30, 2004
                                              Class A         Class B      Class C        Class I        Class Y
Sold                                       15,486,223       4,280,466      250,881      1,016,411          8,734
Issued for reinvested distributions                --              --           --             --             --
Redeemed                                   (9,983,014)     (7,293,747)    (345,123)      (540,968)          (852)
                                           ----------      ----------     --------       --------           ----
Net increase (decrease)                     5,503,209      (3,013,281)     (94,242)       475,443          7,882
                                            ---------      ----------      -------        -------          -----

                                                                     Year ended May 31, 2004
                                              Class A         Class B      Class C       Class I*        Class Y
Sold                                       30,105,959      12,491,146      838,935        654,021         16,660
Issued for reinvested distributions                --              --           --             --             --
Redeemed                                  (17,076,864)    (10,129,241)    (736,711)       (12,080)       (46,941)
                                          -----------     -----------     --------        -------        -------
Net increase (decrease)                    13,029,095       2,361,905      102,224        641,941        (30,281)
                                           ----------       ---------      -------        -------        -------

* Inception date was March 4, 2004.

5. LENDING OF PORTFOLIO SECURITIES

At Nov. 30, 2004, securities valued at $24,575,664 were on loan to brokers. For collateral, the Fund received $25,188,400 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $47,271 for the six months ended Nov. 30, 2004. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the six months ended Nov. 30, 2004.

--------------------------------------------------------------------------------
30 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2004 SEMIANNUAL REPORT

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                              2004(i)       2004         2003          2002(b)
Net asset value, beginning of period                                    $6.62         $5.04        $5.79         $4.89
                                                                        -----         -----        -----         -----
Income from investment operations:
Net investment income (loss)                                             (.01)         (.03)        (.03)         (.01)
Net gains (losses) (both realized and unrealized)                         .92          1.61         (.69)          .91
                                                                        -----         -----        -----         -----
Total from investment operations                                          .91          1.58         (.72)          .90
                                                                        -----         -----        -----         -----
Less distributions:
Distributions from realized gains                                          --            --         (.03)           --
                                                                        -----         -----        -----         -----
Net asset value, end of period                                          $7.53         $6.62        $5.04         $5.79
                                                                        -----         -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                  $788          $656         $434          $381
Ratio of expenses to average daily net assets(c)                        1.49%(d)      1.51%        1.60%(e)      1.59%(d),(e)
Ratio of net investment income (loss) to average daily net assets       (.26%)(d)     (.50%)       (.63%)        (.61%)(d)
Portfolio turnover rate (excluding short-term securities)                 23%           97%          50%           12%
Total return(f)                                                        13.75%(g)     31.35%(h)   (12.45%)       18.40%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.72% and 1.78% for the periods ended May 31, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h) During the year ended May 31, 2004, rebated commisisions were reimbursed to the Fund. Had the Fund not received this reimbursement, the total return would have been lower by 0.02%.

(i)  Six months ended Nov. 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
31 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2004 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                              2004(i)       2004         2003          2002(b)
Net asset value, beginning of period                                    $6.50         $4.97        $5.75         $4.89
                                                                        -----         -----        -----         -----
Income from investment operations:
Net investment income (loss)                                             (.03)         (.07)        (.06)         (.03)
Net gains (losses) (both realized and unrealized)                         .92          1.60         (.69)          .89
                                                                        -----         -----        -----         -----
Total from investment operations                                          .89          1.53         (.75)          .86
                                                                        -----         -----        -----         -----
Less distributions:
Distributions from realized gains                                          --            --         (.03)           --
                                                                        -----         -----        -----         -----
Net asset value, end of period                                          $7.39         $6.50        $4.97         $5.75
                                                                        -----         -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                  $374          $349         $255          $227
Ratio of expenses to average daily net assets(c)                        2.26%(d)      2.27%        2.36%(e)      2.36%(d),(e)
Ratio of net investment income (loss) to average daily net assets      (1.01%)(d)    (1.25%)      (1.38%)       (1.39%)(d)
Portfolio turnover rate (excluding short-term securities)                 23%           97%          50%           12%
Total return(f)                                                        13.69%(g)     30.78%(h)   (13.06%)       17.59%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.48% and 2.54% for the periods ended May 31, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h) During the year ended May 31, 2004, rebated commisisions were reimbursed to the Fund. Had the Fund not received this reimbursement, the total return would have been lower by 0.02%.

(i)  Six months ended Nov. 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
32 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2004 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                              2004(i)       2004         2003          2002(b)
Net asset value, beginning of period                                    $6.52         $4.99        $5.76         $4.89
                                                                        -----         -----        -----         -----
Income from investment operations:
Net investment income (loss)                                             (.03)         (.07)        (.06)         (.03)
Net gains (losses) (both realized and unrealized)                         .91          1.60         (.68)          .90
                                                                        -----         -----        -----         -----
Total from investment operations                                          .88          1.53         (.74)          .87
                                                                        -----         -----        -----         -----
Less distributions:
Distributions from realized gains                                          --            --         (.03)           --
                                                                        -----         -----        -----         -----
Net asset value, end of period                                          $7.40         $6.52        $4.99         $5.76
                                                                        -----         -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $24           $21          $16           $11
Ratio of expenses to average daily net assets(c)                        2.26%(d)      2.27%        2.36%(e)      2.36%(d),(e)
Ratio of net investment income (loss) to average daily net assets      (1.01%)(d)    (1.25%)      (1.38%)       (1.41%)(d)
Portfolio turnover rate (excluding short-term securities)                 23%           97%          50%           12%
Total return(f)                                                        13.50%(g)     30.66%(h)   (12.86%)       17.79%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.48% and 2.54% for the periods ended May 31, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h) During the year ended May 31, 2004, rebated commisisions were reimbursed to the Fund. Had the Fund not received this reimbursement, the total return would have been lower by 0.02%.

(i)  Six months ended Nov. 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
33 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2004 SEMIANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended May 31,                                              2004(h)       2004(b)
Net asset value, beginning of period                                    $6.65         $6.89
                                                                        -----         -----
Income from investment operations:
Net investment income (loss)                                               --          (.01)
Net gains (losses) (both realized and unrealized)                         .93          (.23)
                                                                        -----         -----
Total from investment operations                                          .93          (.24)
                                                                        -----         -----
Net asset value, end of period                                          $7.58         $6.65
                                                                        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $8            $4
Ratio of expenses to average daily net assets(c)                        1.00%(d)      1.02%(d)
Ratio of net investment income (loss) to average daily net assets        .24%(d)      (.04%)(d)
Portfolio turnover rate (excluding short-term securities)                 23%           97%
Total return(e)                                                        13.99%(f)     (3.48%)(f),(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g) During the year ended May 31, 2004, rebated commisisions were reimbursed to the Fund. Had the Fund not received this reimbursement, the total return would have been lower by 0.02%.

(h)  Six months ended Nov. 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
34 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2004 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                              2004(i)       2004         2003          2002(b)
Net asset value, beginning of period                                    $6.65         $5.06        $5.79         $4.89
                                                                        -----         -----        -----         -----
Income from investment operations:
Net investment income (loss)                                               --          (.02)        (.02)         (.01)
Net gains (losses) (both realized and unrealized)                         .91          1.61         (.68)          .91
                                                                        -----         -----        -----         -----
Total from investment operations                                          .91          1.59         (.70)          .90
                                                                        -----         -----        -----         -----
Less distributions:
Distributions from realized gains                                          --            --         (.03)           --
                                                                        -----         -----        -----         -----
Net asset value, end of period                                          $7.56         $6.65        $5.06         $5.79
                                                                        -----         -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $--           $--          $--           $--
Ratio of expenses to average daily net assets(c)                        1.32%(d)      1.34%        1.40%(e)      1.42%(d),(e)
Ratio of net investment income (loss) to average daily net assets       (.07%)(d)     (.33%)       (.46%)        (.47%)(d)
Portfolio turnover rate (excluding short-term securities)                 23%           97%          50%           12%
Total return(f)                                                        13.68%(g)     31.42%(h)   (12.10%)       18.40%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.54% and 1.60% for the periods ended May 31, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h) During the year ended May 31, 2004, rebated commisisions were reimbursed to the Fund. Had the Fund not received this reimbursement, the total return would have been lower by 0.02%.

(i)  Six months ended Nov. 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
35 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2004 SEMIANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Nov. 30, 2004.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
36 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2004 SEMIANNUAL REPORT

                                                       Beginning                    Ending                    Expenses paid
                                                     account value               account value              during the period
                                                     June 1, 2004                Nov. 30, 2004         June 1, 2004-Nov. 30, 2004
Class A
     Actual(a)                                          $1,000                    $1,137.50                      $8.11(b)
     Hypothetical (5% return before expenses)           $1,000                    $1,017.89                      $7.66(b)
Class B
     Actual(a)                                          $1,000                    $1,136.90                     $12.31(c)
     Hypothetical (5% return before expenses)           $1,000                    $1,013.96                     $11.60(c)
Class C
     Actual(a)                                          $1,000                    $1,135.00                     $12.29(d)
     Hypothetical (5% return before expenses)           $1,000                    $1,013.96                     $11.60(d)
Class I
     Actual(a)                                          $1,000                    $1,139.90                      $5.45(e)
     Hypothetical (5% return before expenses)           $1,000                    $1,020.38                      $5.15(e)
Class Y
     Actual(a)                                          $1,000                    $1,136.80                      $7.19(f)
     Hypothetical (5% return before expenses)           $1,000                    $1,018.75                      $6.79(f)

(a) Based on the actual return for the six months ended Nov. 30, 2004: +13.75% for Class A, +13.69% for Class B, +13.50% for Class C, +13.99% for Class I and +13.68% for Class Y.

(b) Expenses are equal to the Fund's Class A annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

(c) Expenses are equal to the Fund's Class B annualized expense ratio of 2.26%, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

(d) Expenses are equal to the Fund's Class C annualized expense ratio of 2.26%, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

(e) Expenses are equal to the Fund's Class I annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

(f) Expenses are equal to the Fund's Class Y annualized expense ratio of 1.32%, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

--------------------------------------------------------------------------------
37 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2004 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
38 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2004 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R) Partners
            Value
                Fund

Semiannual Report
for the Period Ended
Nov. 30, 2004

AXP Partners Value Fund seeks to provide shareholders with long-term capital growth. Income is a secondary objective.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
Partners Funds                                                        (R)

Table of Contents

Fund Snapshot                              3

Performance Summary                        4

Questions & Answers
   with Portfolio Management               5

Investments in Securities                  7

Financial Statements                      10

Notes to Financial Statements             13

Fund Expenses Example                     24

Proxy Voting                              26

[dalbar logo]

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2 -- AXP PARTNERS VALUE FUND -- 2004 SEMIANNUAL REPORT

Fund Snapshot
        AT NOV. 30, 2004

PORTFOLIO MANAGERS

Lord, Abbett & Co. LLC

Portfolio managers                Since               Years in industry
Robert Morris, CFA                6/01                       33
Eli Salzmann                      6/01                       18
Sholom Dinsky, CFA                6/01                       37
Kenneth Fuller                    6/02                       29

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth. Income is a secondary objective.

Inception dates by class
A: 6/18/01      B: 6/18/01      C: 6/18/01      Y: 6/18/01

Ticker symbols by class
A: AVLAX        B: AVFBX        C: AVUCX        Y: --

Total net assets                                         $480.2 million

Number of holdings                                                   89

STYLE MATRIX

           STYLE
VALUE      BLEND       GROWTH
  X                           LARGE
                              MEDIUM SIZE
                              SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

SECTOR COMPOSITION

Percentage of portfolio assets

[pie chart]

Financials 16.2%
Industrials 16.2%
Consumer discretionary 11.0%
Informational technology 10.6%
Consumer staples 9.7%
Health care 9.5%
Materials 8.8%
Energy 7.7%
Short-term securities* 6.7%
Telecommunication services 3.1%
Utilities 0.5%

* Of the 6.7%, 1.0% is due to security lending activity and 5.7% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

Exxon Mobil (Energy)                                               4.8%
Deere & Co (Machinery)                                             2.9
JPMorgan Chase & Co (Broker dealers)                               2.5
Intl Paper (Paper & packaging)                                     2.4
Walt Disney (Media)                                                2.4
General Electric (Multi-industry)                                  2.3
Motorola (Telecom equipment & services)                            2.3
Kraft Foods Cl A (Food)                                            2.1
Verizon Communications (Utilities -- telephone)                    2.0
EMC (Computer hardware)                                            1.9

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stock prices of established companies that pay dividends may be less volatile than the stock market as a whole.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3 -- AXP PARTNERS VALUE FUND -- 2004 SEMIANNUAL REPORT

Performance Summary

[bar chart]
                             PERFORMANCE COMPARISON
                  For the six-month period ended Nov. 30, 2004

               (bar 1)               (bar 2)             (bar 3)
               +7.60%                +11.01%             +7.19%

(bar 1) AXP Partners Value Fund Class A (excluding sales charge)
(bar 2) Russell 1000(R) Value Index(1) (unmanaged)
(bar 3) Lipper Large-Cap Value Funds Index(2)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

(1) The Russell 1000(R) Value Index, an unmanaged index, measures the performance of the large capitalization value portion of the Russell 1000(R) Index. The Russell 1000(R) Value Index consists of companies with lower price-to-book ratios and lower forecasted growth values.

(2) The Lipper Large-Cap Value Funds Index includes the 30 largest large-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS

                           Class A                     Class B                       Class C                  Class Y
(Inception dates)         (6/18/01)                   (6/18/01)                     (6/18/01)                (6/18/01)
                      NAV(1)     POP(2)        NAV(1)      After CDSC(3)       NAV(1)   After CDSC(4)   NAV(5)      POP(5)
at Nov. 30, 2004
6 months*             +7.60%     +1.41%        +7.13%         +2.13%           +7.11%      +6.11%       +7.57%      +7.57%
1 year               +14.94%     +8.33%       +14.10%        +10.10%          +14.29%     +14.29%      +15.23%     +15.23%
3 years               +5.48%     +3.41%        +4.65%         +3.73%           +4.71%      +4.71%       +5.64%      +5.64%
Since inception       +3.40%     +1.64%        +2.62%         +1.80%           +2.74%      +2.74%       +3.54%      +3.54%

at Dec. 31, 2004
6 months*             +8.24%     +2.01%        +7.94%         +2.94%           +8.12%      +7.12%       +8.37%      +8.37%
1 year               +11.94%     +5.51%       +11.25%         +7.25%          +11.20%     +11.20%      +12.29%     +12.29%
3 years               +5.94%     +3.87%        +5.14%         +4.23%           +5.20%      +5.20%       +6.16%      +6.16%
Since inception       +4.30%     +2.57%        +3.54%         +2.76%           +3.65%      +3.65%       +4.48%      +4.48%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
4 -- AXP PARTNERS VALUE FUND -- 2004 SEMIANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Performance Summary

For the six months ended Nov. 30, 2004, the Fund's Class A shares (excluding sales charge) rose 7.60%, outperforming its peer group as represented by the Lipper Large-Cap Value Funds Index, which rose 7.19%. The Fund's benchmark, the Russell 1000(R) Value Index (Russell Index), advanced 11.01% for the same period.

Lord, Abbett & Co. LLC (Lord Abbett), an independent money management firm, manages the AXP Partners Value Fund portfolio. The Fund seeks long-term capital growth as a primary objective and income as a secondary objective by investing in undervalued stocks of large companies.

Q:  What factors significantly affected performance for the period?

    Lord Abbett: The U.S. economy, after slowing during a summer "soft patch," regained some traction in the third calendar quarter of 2004. The direction of oil prices seemed to be a key driver of stocks during most of the summer, with stocks falling as oil prices rose. The equity market environment improved moderately in October and November, as generally favorable corporate earnings news and a break in energy prices supported investor interests.

    We benefited from positive stock selection within the information technology sector during the six-month period. In particular, Apple Computer benefited from new products and strong sales. Additionally, strong positions in the industrials and materials sectors aided the Fund's performance relative to the Russell Index.

    A higher-than-Russell Index weighting in the health care sector and selected holdings within the group detracted from relative performance. In particular, Cardinal Health was hurt by a warning that fourth quarter earnings would fall below estimates and news of an SEC investigation into its accounting practices. Shares of Merck were hurt by the company's decision to pull its Vioxx anti-arthritis drug from the market due to severe side effects of the medication. The energy sector was the strongest performing sector for both the Fund and the Russell Index. However, the Fund's energy weighting detracted from relative performance. Certain groups among the Fund's more cyclical holdings, such as retail and media stocks, also detracted from relative return. Shares of Gap fell on the company's announcement of a decline in quarterly profit.

--------------------------------------------------------------------------------
5 -- AXP PARTNERS VALUE FUND -- 2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> We intend to maintain a pro-cyclical focus in the portfolio, with emphasis on basic materials and industrial companies, which we expect to benefit from continued economic expansion. (end callout quote)

                               (begin callout quote)> A higher-than-Russell
                               Index weighting in the health care sector and selected holdings within the group detracted from relative performance. (end callout quote)

Q:  What changes did you make to the Fund?

    Lord Abbett: During the past six months we added selectively to the industrials, health care and consumer staples sectors, while slightly reducing the Fund's exposure to the energy and utilities sectors. In keeping with our long-term investment style, the Fund's portfolio turnover rate was an exceptionally low 16% for the period.

Q:  How are you positioning the Fund for the near term? Why?

    Lord Abbett: We think consumer consumption will continue to grow and that business spending will be favorable as borrowing costs are still at historically low levels and economic output remains above trend. We anticipate U.S. economic growth of between 3-4% annualized for the next several quarters. While we continue to believe the price of oil is overvalued, oil prices may remain relatively high in the coming months. Fortunately, the U.S. is more energy efficient today than during the oil shocks of the 1970s and 1980s. We intend to maintain a pro-cyclical focus in the portfolio, with emphasis on basic materials and industrial companies, which we expect to benefit from continued economic expansion.

--------------------------------------------------------------------------------
6 -- AXP PARTNERS VALUE FUND -- 2004 SEMIANNUAL REPORT

Investments in Securities

AXP Partners Value Fund

Nov. 30, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (96.2%)
Issuer                                        Shares               Value(a)

Aerospace & defense (0.7%)
Honeywell Intl                                 92,906            $3,282,369

Automotive & related (1.5%)
Eaton                                         103,990             7,008,926

Banks and savings & loans (6.6%)
Bank of America                               103,770             4,801,438
Bank of New York                              208,420             6,859,102
Marshall & Ilsley                              49,040             2,044,478
Mellon Financial                              238,300             6,963,125
US Bancorp                                     75,600             2,240,028
Wachovia                                       81,800             4,233,150
Wells Fargo & Co                               78,100             4,824,237
Total                                                            31,965,558

Beverages & tobacco (1.8%)
Coca-Cola                                      10,300               404,893
Diageo ADR                                     19,600(c)          1,104,264
PepsiCo                                       147,700             7,371,707
Total                                                             8,880,864

Broker dealers (4.2%)
JPMorgan Chase & Co                           334,996            12,612,599
Merrill Lynch & Co                            132,600             7,387,146
Total                                                            19,999,745

Cable (1.7%)
Comcast Special Cl A                          277,390(b)          8,224,614

Chemicals (3.9%)
EI du Pont de Nemours & Co                    187,700             8,506,564
Potash                                         50,100(c)          3,836,658
Praxair                                       139,400             6,259,060
Total                                                            18,602,282

Computer hardware (3.3%)
Apple Computer                                 96,300(b)          6,456,915
EMC                                           705,335(b)          9,465,596
Total                                                            15,922,511

Computer software & services (1.4%)
Microsoft                                     244,300             6,549,683

Electronics (3.2%)
Solectron                                     859,660(b)          5,372,875
Teradyne                                       57,100(b)            974,126
Texas Instruments                              63,900             1,545,102
Xerox                                         475,800(b,d)        7,289,256
Total                                                            15,181,359

Energy (5.0%)
Exxon Mobil                                   468,400            24,005,500

Energy equipment & services (3.0%)
Baker Hughes                                  150,700             6,680,531
GlobalSantaFe                                  47,100             1,478,940
Schlumberger                                   95,300             6,254,539
Total                                                            14,414,010

Environmental services (1.0%)
Waste Management                              158,700             4,730,847

Finance companies (1.8%)
Citigroup                                     194,600             8,708,350

Financial services (1.1%)
Goldman Sachs Group                            27,100             2,838,996
MBNA                                           83,100             2,207,136
Total                                                             5,046,132

Food (3.8%)
Archer-Daniels-Midland                         67,700             1,435,240
HJ Heinz                                       68,175             2,533,383
Kellogg                                        87,500             3,823,750
Kraft Foods Cl A                              301,700            10,318,140
Total                                                            18,110,513

Health care products (8.6%)
Baxter Intl                                   209,115             6,618,490
Bristol-Myers Squibb                           85,000             1,997,500
Guidant                                         6,900               447,327
MedImmune                                      65,220(b)          1,734,852
Merck & Co                                    165,100             4,626,102
Novartis ADR                                  143,900(c)          6,914,395
Pfizer                                        177,700             4,934,729
Schering-Plough                               306,755             5,475,577
Wyeth                                         225,500             8,990,684
Total                                                            41,739,656

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
7 -- AXP PARTNERS VALUE FUND -- 2004 SEMIANNUAL REPORT

Issuer                                        Shares               Value(a)

Health care services (1.1%)
Cardinal Health                               102,400            $5,353,472

Household products (3.0%)
Clorox                                         53,328             2,939,439
Gillette                                       96,545             4,198,742
Kimberly-Clark                                 70,000             4,452,700
Newell Rubbermaid                             118,600             2,737,288
Total                                                            14,328,169

Industrial transportation (3.8%)
Canadian Natl Railway                          84,905(c)          4,921,943
CSX                                            73,045             2,785,206
Union Pacific                                  86,800             5,506,592
United Parcel Service Cl B                     59,269             4,987,486
Total                                                            18,201,227

Insurance (3.0%)
American Intl Group                           113,913             7,216,389
CIGNA                                          56,995             3,990,790
Hartford Financial Services Group              31,000             1,984,000
St. Paul Travelers Companies                   35,436             1,292,705
Total                                                            14,483,884

Leisure time & entertainment (0.9%)
Viacom Cl B                                   120,200             4,170,940

Machinery (5.6%)
Caterpillar                                    42,800             3,918,340
Deere & Co                                    200,700            14,396,211
Illinois Tool Works                            39,405             3,713,133
Parker Hannifin                                71,935             5,380,738
Total                                                            27,408,422

Media (4.7%)
Clear Channel Communications                  165,900             5,587,512
Tribune                                       119,505             5,182,932
Walt Disney                                   440,100            11,829,888
Total                                                            22,600,332

Metals (1.5%)
Alcoa                                         210,500             7,152,790

Multi-industry (5.5%)
Emerson Electric                               58,600             3,915,652
General Electric                              326,900            11,559,184
Monsanto                                       79,039             3,637,375
Tyco Intl                                     221,300(c)          7,517,561
Total                                                            26,629,772

Paper & packaging (2.5%)
Intl Paper                                    292,100            12,127,992

Precious metals (1.2%)
Newmont Mining                                118,200             5,596,770

Retail -- drugstores (0.5%)
CVS                                            54,100             2,454,517

Retail -- general (1.7%)
Federated Dept Stores                           6,800               372,640
Gap                                           220,858             4,825,747
Target                                         62,100             3,180,762
Total                                                             8,379,149

Retail -- grocery (0.9%)
Kroger                                        254,715(b)          4,121,289

Telecom equipment & services (3.1%)
Corning                                        96,500(b)          1,213,970
Motorola                                      582,200            11,213,172
Nortel Networks                               660,700(b,c)        2,292,629
Total                                                            14,719,771

Textiles & apparel (0.9%)
Nike Cl B                                      51,965             4,399,357

Utilities -- electric (0.5%)
Progress Energy                                55,800             2,450,178

Utilities -- telephone (3.2%)
SBC Communications                            216,180             5,441,251
Verizon Communications                        235,800             9,722,034
Total                                                            15,163,285

Total common stocks
(Cost: $385,078,899)                                           $462,114,235

Short-term securities (6.9%)(e)
Issuer                 Effective              Amount               Value(a)
                         yield              payable at
                                             maturity

Commercial paper
Deutsche Bank Financial LLC
  12-01-04                2.07%           $16,400,000           $16,399,057
Grampian Funding LLC
  12-02-04                1.92              7,100,000             7,099,243
Morgan Stanley
  12-13-04                2.05              9,700,000             9,692,819

Total short-term securities
(Cost: $33,192,993)                                             $33,191,119

Total investments in securities
(Cost: $418,271,892)(f)                                        $495,305,354

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
8 -- AXP PARTNERS VALUE FUND -- 2004 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Nov. 30, 2004, the value of foreign securities represented 5.5% of net assets.

(d) At Nov. 30, 2004, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 1.0% of net assets. See Note 5 to the financial statements. 5.9% of net assets is the Fund's cash equivalent position.

(f) At Nov. 30, 2004, the cost of securities for federal income tax purposes was approximately $418,272,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                  $ 88,376,000
      Unrealized depreciation                                   (11,343,000)
                                                                -----------
      Net unrealized appreciation                              $ 77,033,000
                                                               ------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
9 -- AXP PARTNERS VALUE FUND -- 2004 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners Value Fund

Nov. 30, 2004 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
   (identified cost $418,271,892)                                                                              $495,305,354
Cash in bank on demand deposit                                                                                       12,367
Capital shares receivable                                                                                           229,649
Dividends and accrued interest receivable                                                                         1,369,203
Receivable for investment securities sold                                                                           911,932
                                                                                                                    -------
Total assets                                                                                                    497,828,505
                                                                                                                -----------
Liabilities
Capital shares payable                                                                                               55,337
Payable for investment securities purchased                                                                      12,660,250
Payable upon return of securities loaned (Note 5)                                                                 4,800,000
Accrued investment management services fee                                                                            9,603
Accrued distribution fee                                                                                              6,410
Accrued transfer agency fee                                                                                           2,035
Accrued administrative services fee                                                                                     789
Other accrued expenses                                                                                               85,380
                                                                                                                     ------
Total liabilities                                                                                                17,619,804
                                                                                                                 ----------
Net assets applicable to outstanding capital stock                                                             $480,208,701
                                                                                                               ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                       $    899,097
Additional paid-in capital                                                                                      406,807,765
Undistributed net investment income                                                                               1,299,394
Accumulated net realized gain (loss) (Note 7)                                                                    (5,831,017)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                            77,033,462
                                                                                                                 ----------
Total -- representing net assets applicable to outstanding capital stock                                       $480,208,701
                                                                                                               ============
Net assets applicable to outstanding shares:              Class A                                              $280,016,143
                                                          Class B                                              $153,975,362
                                                          Class C                                              $  9,934,184
                                                          Class I                                              $ 36,131,622
                                                          Class Y                                              $    151,390
Net asset value per share of outstanding capital stock:   Class A shares               52,063,647              $       5.38
                                                          Class B shares               29,267,232              $       5.26
                                                          Class C shares                1,883,306              $       5.27
                                                          Class I shares                6,667,514              $       5.42
                                                          Class Y shares                   28,013              $       5.40
                                                                                           ------              ------------
*Including securities on loan, at value (Note 5)                                                               $  4,596,000
                                                                                                               ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
10 -- AXP PARTNERS VALUE FUND -- 2004 SEMIANNUAL REPORT

Statement of operations
AXP Partners Value Fund

Six months ended Nov. 30, 2004 (Unaudited)
Investment income
Income:
Dividends                                                                      $ 4,302,909
Interest                                                                           185,252
Fee income from securities lending (Note 5)                                         11,973
   Less foreign taxes withheld                                                      (2,545)
                                                                                    ------
Total income                                                                     4,497,589
                                                                                 ---------
Expenses (Note 2):
Investment management services fee                                               1,602,541
Distribution fee
   Class A                                                                         331,520
   Class B                                                                         757,435
   Class C                                                                          48,601
Transfer agency fee                                                                411,738
Incremental transfer agency fee
   Class A                                                                          27,577
   Class B                                                                          27,356
   Class C                                                                           1,544
Service fee -- Class Y                                                                  68
Administrative services fees and expenses                                          139,256
Compensation of board members                                                        4,757
Custodian fees                                                                      30,640
Printing and postage                                                                30,700
Registration fees                                                                    1,674
Audit fees                                                                          10,000
Other                                                                                9,523
                                                                                     -----
Total expenses                                                                   3,434,930
   Earnings credits on cash balances (Note 2)                                       (2,277)
                                                                                    ------
Total net expenses                                                               3,432,653
                                                                                 ---------
Investment income (loss) -- net                                                  1,064,936
                                                                                 ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                7,345,643
   Foreign currency transactions                                                       145
                                                                                       ---
Net realized gain (loss) on investments                                          7,345,788
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies           25,018,395
                                                                                ----------
Net gain (loss) on investments and foreign currencies                           32,364,183
                                                                                ----------
Net increase (decrease) in net assets resulting from operations                $33,429,119
                                                                               ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
11 -- AXP PARTNERS VALUE FUND -- 2004 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Partners Value Fund
                                                                               Nov. 30, 2004           May 31, 2004
                                                                             Six months ended           Year ended
                                                                                (Unaudited)

Operations and distributions
Investment income (loss) -- net                                               $  1,064,936             $    234,535
Net realized gain (loss) on investments                                          7,345,788                9,334,653
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies           25,018,395               51,983,841
                                                                                ----------               ----------
Net increase (decrease) in net assets resulting from operations                 33,429,119               61,553,029
                                                                                ----------               ----------
Distributions to shareholders from:
   Net Investment income
      Class A                                                                           --                 (448,375)
      Class Y                                                                           --                     (149)
                                                                                ----------               ----------
Total distributions                                                                     --                 (448,524)
                                                                                ----------               ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                      40,901,034               69,562,120
   Class B shares                                                               13,494,814               36,527,346
   Class C shares                                                                  683,407                1,971,626
   Class I shares                                                               25,461,798                8,369,375
   Class Y shares                                                                   26,736                   98,357
Reinvestment of distributions at net asset value
   Class A shares                                                                       --                  437,944
   Class Y shares                                                                       --                      121
Payments for redemptions
   Class A shares                                                              (28,975,980)             (44,539,963)
   Class B shares (Note 2)                                                     (24,219,423)             (26,187,038)
   Class C shares (Note 2)                                                        (858,625)              (1,403,404)
   Class I shares                                                                   (6,869)                    (109)
   Class Y shares                                                                   (1,063)                      --
                                                                                ----------               ----------
Increase (decrease) in net assets from capital share transactions               26,505,829               44,836,375
                                                                                ----------               ----------
Total increase (decrease) in net assets                                         59,934,948              105,940,880
Net assets at beginning of period                                              420,273,753              314,332,873
                                                                               -----------              -----------
Net assets at end of period                                                   $480,208,701             $420,273,753
                                                                              ============             ============
Undistributed net investment income                                           $  1,299,394             $    234,458
                                                                              ------------             ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12 -- AXP PARTNERS VALUE FUND -- 2004 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Partners Value Fund

(Unaudited as to Nov. 30, 2004)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in securities of large, well established U.S. and multinational companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Nov. 30, 2004, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 7.52% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
13 -- AXP PARTNERS VALUE FUND -- 2004 SEMIANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value (NAV). Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

--------------------------------------------------------------------------------
14 -- AXP PARTNERS VALUE FUND -- 2004 SEMIANNUAL REPORT

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
15 -- AXP PARTNERS VALUE FUND -- 2004 SEMIANNUAL REPORT

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that decline from 0.73% to 0.60% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Value Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $30,066 for the six months ended Nov. 30, 2004.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.035% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has a Subadvisory Agreement with Lord, Abbett & Co. LLC.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

--------------------------------------------------------------------------------
16 -- AXP PARTNERS VALUE FUND -- 2004 SEMIANNUAL REPORT

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $353,608 for Class A, $92,491 for Class B and $704 for Class C for the six months ended Nov. 30, 2004.

During the six months ended Nov. 30, 2004, the Fund's custodian and transfer agency fees were reduced by $2,277 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $97,383,068 and $69,287,854, respectively, for the six months ended Nov. 30, 2004. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                                  Six months ended Nov. 30, 2004
                                              Class A         Class B        Class C         Class I      Class Y
Sold                                        8,171,030       2,727,546        138,252       5,009,046        5,265
Issued for reinvested distributions                --              --             --              --           --
Redeemed                                   (5,731,711)     (4,951,698)      (171,650)         (1,382)        (210)
                                           ----------      ----------       --------       ---------       ------
Net increase (decrease)                     2,439,319      (2,224,152)       (33,398)      5,007,664        5,055
                                           ----------      ----------       --------       ---------       ------

                                                                      Year ended May 31, 2004
                                              Class A         Class B        Class C        Class I*      Class Y
Sold                                       14,769,061       7,870,899        424,388       1,659,871       19,937
Issued for reinvested distributions            90,298              --             --              --           25
Redeemed                                   (9,451,091)     (5,697,455)      (298,649)            (21)          --
                                           ----------      ----------       --------       ---------       ------
Net increase (decrease)                     5,408,268       2,173,444        125,739       1,659,850       19,962
                                           ----------      ----------       --------       ---------       ------

* Inception date was March 4, 2004.

--------------------------------------------------------------------------------
17 -- AXP PARTNERS VALUE FUND -- 2004 SEMIANNUAL REPORT

5. LENDING OF PORTFOLIO SECURITIES

At Nov. 30, 2004, securities valued at $4,596,000 were on loan to brokers. For collateral, the Fund received $4,800,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $11,973 for the six months ended Nov. 30, 2004. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the six months ended Nov. 30, 2004.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $9,417,950 at May 31, 2004, that if not offset by capital gains will expire as follows:

                          2010              2011             2012
                        $108,709         $8,129,178       $1,180,063

It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
18 -- AXP PARTNERS VALUE FUND -- 2004 SEMIANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2004(h)      2004         2003          2002(b)
Net asset value, beginning of period                                     $5.00        $4.19        $4.56         $4.81
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                               .01          .01          .01           .01
Net gains (losses) (both realized and unrealized)                          .37          .81         (.38)         (.25)
                                                                         -----        -----        -----         -----
Total from investment operations                                           .38          .82         (.37)         (.24)
                                                                         -----        -----        -----         -----
Less distributions:
Dividends from net investment income                                        --         (.01)          --            --
Tax return of capital                                                       --           --           --          (.01)
                                                                         -----        -----        -----         -----
Total distributions                                                         --         (.01)          --          (.01)
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $5.38        $5.00        $4.19         $4.56
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $280         $248         $185          $152
Ratio of expenses to average daily net asset(c)                          1.28%(d)     1.37%(e)     1.34%(e)      1.34%(d),(e)
Ratio of net investment income (loss) to average daily net assets         .73%(d)      .37%         .51%          .30%(d)
Portfolio turnover rate (excluding short-term securities)                  16%          34%          46%           41%
Total return(f)                                                          7.60%(g)    19.56%       (8.09%)       (5.09%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.38%, 1.42% and 1.67% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Nov. 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
19 -- AXP PARTNERS VALUE FUND -- 2004 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2004(h)      2004         2003          2002(b)
Net asset value, beginning of period                                     $4.91        $4.14        $4.54         $4.81
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                                --         (.01)        (.01)         (.01)
Net gains (losses) (both realized and unrealized)                          .35          .78         (.39)         (.26)
                                                                         -----        -----        -----         -----
Total from investment operations                                           .35          .77         (.40)         (.27)
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $5.26        $4.91        $4.14         $4.54
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $154         $154         $121          $102
Ratio of expenses to average daily net assets(c)                         2.04%(d)     2.13%(e)     2.11%(e)      2.11%(d),(e)
Ratio of net investment income (loss) to average daily net assets        (.06%)(d)    (.40%)       (.27%)        (.46%)(d)
Portfolio turnover rate (excluding short-term securities)                  16%          34%          46%           41%
Total return(f)                                                          7.13%(g)    18.60%       (8.81%)       (5.61%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.14%, 2.18% and 2.43% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Nov. 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
20 -- AXP PARTNERS VALUE FUND -- 2004 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2004(h)      2004         2003          2002(b)
Net asset value, beginning of period                                     $4.92        $4.15        $4.55         $4.81
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                                --         (.01)        (.01)         (.01)
Net gains (losses) (both realized and unrealized)                          .35          .78         (.39)         (.25)
                                                                         -----        -----        -----         -----
Total from investment operations                                           .35          .77         (.40)         (.26)
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $5.27        $4.92        $4.15         $4.55
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $10           $9           $7            $7
Ratio of expenses to average daily net assets(c)                         2.04%(d)     2.13%(e)     2.11%(e)      2.11%(d),(e)
Ratio of net investment income (loss) to average daily net assets        (.04%)(d)    (.39%)       (.26%)        (.46%)(d)
Portfolio turnover rate (excluding short-term securities)                  16%          34%          46%           41%
Total return(f)                                                          7.11%(g)    18.55%       (8.79%)       (5.39%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.14%, 2.18% and 2.43% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Nov. 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
21 -- AXP PARTNERS VALUE FUND -- 2004 SEMIANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2004(h)      2004(b)
Net asset value, beginning of period                                     $5.02        $5.21
                                                                         -----        -----
Income from investment operations:
Net investment income (loss)                                               .02          .03
Net gains (losses) (both realized and unrealized)                          .38         (.22)
                                                                         -----        -----
Total from investment operations                                           .40         (.19)
                                                                         -----        -----
Net asset value, end of period                                           $5.42        $5.02
                                                                         -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $36           $8
Ratio of expenses to average daily net assets(c)                          .82%(d)      .93%(d),(e)
Ratio of net investment income (loss) to average daily net assets        1.42%(d)     1.12%(d)
Portfolio turnover rate (excluding short-term securities)                  16%          34%
Total return(f)                                                          7.97%(g)    (3.65%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class I would have been 1.03% for the period ended May 31, 2004.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Nov. 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
22 -- AXP PARTNERS VALUE FUND -- 2004 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2004(h)      2004         2003          2002(b)
Net asset value, beginning of period                                     $5.02        $4.21        $4.57         $4.81
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                               .01          .02          .02           .01
Net gains (losses) (both realized and unrealized)                          .37          .80         (.38)         (.25)
                                                                         -----        -----        -----         -----
Total from investment operations                                           .38          .82         (.36)         (.24)
                                                                         -----        -----        -----         -----
Less distributions:
Dividends from net investment income                                        --         (.01)          --            --
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $5.40        $5.02        $4.21         $4.57
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $--          $--          $--           $--
Ratio of expenses to average daily net assets(c)                         1.11%(d)     1.19%(e)     1.16%(e)      1.11%(d),(e)
Ratio of net investment income (loss) to average daily net assets         .93%(d)      .59%         .67%          .56%(d)
Portfolio turnover rate (excluding short-term securities)                  16%          34%          46%           41%
Total return(f)                                                          7.57%(g)    19.59%       (7.84%)       (4.89%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.22%, 1.24% and 1.49% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Nov. 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
23 -- AXP PARTNERS VALUE FUND -- 2004 SEMIANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Nov. 30, 2004.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
24 -- AXP PARTNERS VALUE FUND -- 2004 SEMIANNUAL REPORT

                                                       Beginning                 Ending                      Expenses paid
                                                     account value            account value                during the period
                                                     June 1, 2004             Nov. 30, 2004           June 1, 2004-Nov. 30, 2004
Class A
   Actual(a)                                            $1,000                 $1,076.00                         $6.77(b)
   Hypothetical (5% return before expenses)             $1,000                 $1,018.96                         $6.58(b)
Class B
   Actual(a)                                            $1,000                 $1,071.30                        $10.77(c)
   Hypothetical (5% return before expenses)             $1,000                 $1,015.08                        $10.47(c)
Class C
   Actual(a)                                            $1,000                 $1,071.10                        $10.77(d)
   Hypothetical (5% return before expenses)             $1,000                 $1,015.08                        $10.47(d)
Class I
   Actual(a)                                            $1,000                 $1,079.70                         $4.35(e)
   Hypothetical (5% return before expenses)             $1,000                 $1,021.30                         $4.22(e)
Class Y
   Actual(a)                                            $1,000                 $1,075.70                         $5.87(f)
   Hypothetical (5% return before expenses)             $1,000                 $1,019.82                         $5.71(f)

(a) Based on the actual return for the six months ended Nov. 30, 2004: +7.60% for Class A, +7.13% for Class B, +7.11% for Class C, +7.97% for Class I and +7.57% for Class Y.

(b) Expenses are equal to the Fund's Class A annualized expense ratio of 1.28%, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

(c) Expenses are equal to the Fund's Class B annualized expense ratio of 2.04%, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

(d) Expenses are equal to the Fund's Class C annualized expense ratio of 2.04%, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

(e) Expenses are equal to the Fund's Class I annualized expense ratio of 0.82%, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

(f) Expenses are equal to the Fund's Class Y annualized expense ratio of 1.11%, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

--------------------------------------------------------------------------------
25 -- AXP PARTNERS VALUE FUND -- 2004 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
26 -- AXP PARTNERS VALUE FUND -- 2004 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2.    Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.   Submission of matters to a vote of security holders. Not applicable.

Item 11.   Controls and Procedures.

           (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

           (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.   Exhibits.

           (a)(1) Not applicable for semi-annual reports.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Partners Series, Inc.



By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          January 28, 2005



     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.




By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          January 28, 2005




By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          January 28, 2005